Exhibit 10.1.1
AMENDMENT NO. 1
TO
CREDIT AGREEMENT
originally dated as of September 17, 2010,
by and among
AVIV FINANCING I, L.L.C., as the Parent Borrower,
THE OTHER BORROWERS LISTED ON SCHEDULE 1 ATTACHED HERETO, as
Borrowers,
GENERAL ELECTRIC CAPITAL CORPORATION, as Administrative Agent and a
Lender,
and
THE OTHER FINANCIAL INSTITUTIONS WHO ARE LISTED ON SCHEDULE 2
ATTACHED HERETO, as Lenders
Amended as of February 4, 2011

AMENDMENT NO. 1 TO CREDIT AGREEMENT
     THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”) is made as of this 4th day of February, 2011 (the “First Amendment Closing Date”), by and among GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (in its individual capacity, “GECC” and in its capacity as agent for the Lenders, together with its successors, “Administrative Agent”), the financial institutions other than GECC who are parties to this Amendment (together with GECC, individually, a “Lender”, and collectively, the “Lenders”, as the context may require), AVIV FINANCING I, L.L.C., a Delaware limited liability company (together with its successors, the “Parent Borrower”) and THE OTHER BORROWERS LISTED ON SCHEDULE 1 ATTACHED HERETO (each of the foregoing entities shall be hereinafter referred to individually as “Borrower” and collectively as the “Borrowers”).
RECITALS
     A. Pursuant to that certain Credit Agreement dated as of September 17, 2010, by and among the Borrowers, the Administrative Agent and the Lenders (as amended, modified and restated from time to time, the “Credit Agreement”), Lenders agreed to make available to Borrowers certain credit facilities more fully described therein. Capitalized terms used but not defined in this Amendment shall have the meanings that are set forth in the Credit Agreement.
     B. The Parent Borrower has informed the Administrative Agent and the Lenders that Aviv Healthcare Properties Limited Partnership intends to complete the Bond Financing (as defined in the Credit Agreement) and that in connection with the Bond Financing, the Borrowers will be required to enter into guaranties of the Bond Financing and renewals, refinancing and extensions thereof (the “Bond Financing Guaranties”).
     C. In connection with the Bond Financing, the Borrowers intend to prepay the Loans pursuant to Section 2.04(d) of the Credit Agreement and obtain a release of certain Borrowers and Real Property Assets pursuant Section 9.13 of the Credit Agreement and desire to amend the schedules to the Credit Agreement to reflect such release.
     D. The Parent Borrower has requested that the Lenders amend the Credit Agreement, and the Lenders are willing to amend the Credit Agreement, to permit the Borrowers to enter into the Bond Financing Guaranties and to amend the schedules, all in accordance with the terms and conditions set forth below.
     NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Administrative Agent, the Lenders and the Borrowers hereby agree as follows:
     1. Recitals. The foregoing recitals, including all terms defined therein, are incorporated herein and made a part hereof.
     2. Amendments to Credit Agreement.

     (a) Section 7.02 of the Credit Agreement, Indebtedness, is hereby amended by deleting the “and” at the end of Section 7.02(g) and by inserting the following before the period at the end of Section 7.02(h):
          “; and
     (i) Guaranties with respect to a Bond Financing (and renewals, refinancing and extensions thereof); provided that such Guaranties are (i) unsecured and (ii) expressly subordinated to the Obligations on the terms and conditions set forth on Exhibit A to the First Amendment to this Agreement (or as otherwise agreed upon by the Administrative Agent in its sole discretion).
     (b) Section 8.01 of the Credit Agreement, Events of Default, is hereby amended by deleting subsection (e) thereof in its entirety and replacing it with the following:
     “(e) Cross Default. (i) Any Credit Party (A) fails to perform or observe (beyond the applicable grace or cure period with respect thereto, if any) any Contractual Obligation if such failure could reasonably be expected to have a Material Adverse Effect, or (B) fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise and beyond the applicable grace or cure period with respect thereto, if any) in respect of any Indebtedness (other than Indebtedness hereunder and Indebtedness under Swap Contracts) or otherwise fails to observe or perform any other agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, with the giving of notice if required, such Indebtedness to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity, or cash collateral in respect thereof to be demanded, in each case to the extent such Indebtedness or other obligation is in an amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) if any such failure or default individually or in the aggregate could reasonably be expected to have a Material Adverse Effect; (ii) Indebtedness (other than Indebtedness hereunder and Indebtedness under Swap Contracts) of any Credit Party in an aggregate principal amount of more than $2,500,000 is accelerated, (iii) there occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from (A) any event of default which occurs and is continuing under such Swap Contract as to which a Borrower is the Defaulting Party (as defined in such Swap Contract) after expiration of any applicable grace or cure periods or (B) any Termination Event (as so defined) where all Transactions (as so defined) are Affected Transactions (as so defined) under such Swap Contract as to which a Borrower is an Affected Party (as so defined) and, in either event, the Swap Termination Value owed by

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such Borrower as a result thereof could reasonably be expected to have a Material Adverse Effect or (iv) any obligor under any Bond Financing that is guaranteed by any Borrower fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise and beyond all applicable notice grace or cure periods with respect thereto, if any) in respect of any such Indebtedness or otherwise fails to observe or perform any other agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, with the giving of notice if required, such Indebtedness to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity, or cash collateral in respect thereof to be demanded; or”
     (c) The following schedules to the Credit Agreement are hereby amended by deleting them in their entirety and replacing them with the comparable schedules attached hereto:
“Schedules:

Schedule 1.01	List of Borrowers
Schedule 2.03	Amortization Schedule
Schedule 2.12	Loan Allocations Among Borrowers
Schedule 5.11	Corporate Structure; Capital Stock
Schedule 5.12	Real Property Asset Matters
Schedule 5.13	Material Contracts; Contracts Subject to Assignment of Claims Act
Schedule 5.22	Patriot Act Information
Schedule 9.12	Allocated Loan Values”
     3. Enforceability. This Amendment constitutes the legal, valid and binding obligation of Borrowers, and is enforceable against each of the Borrowers in accordance with its terms.
     4. Confirmation of Representations and Warranties. The Credit Parties hereby (a) confirm that all of the representations and warranties set forth in Article 5 of the Credit Agreement are true and correct with respect to such Credit Party as of the date hereof, both before and after giving effect to this Amendment, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, complete and correct in all material respects on and as of such earlier date, (b) specifically represent and warrant to the Administrative Agent and the Lenders that it has the power and authority (i) to enter into this Amendment and (ii) to do all acts and things as are required or contemplated hereunder to be done, observed and performed by it, and (c) specifically represent and warrant to the Administrative Agent and the Lenders that no Default or Event of Default exists would be caused after giving effect to this Amendment.

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     5. Conditions to Effectiveness. The agreement of the Administrative Agent and the Lenders to enter into this Amendment, and the effectiveness of the modifications of the Credit contemplated hereby shall be subject to each of the following:
     (a) The Administrative Agent shall have received four (4) copies of this Amendment duly executed by the Required Lenders and each of the Borrowers; and
     (b) The Administrative Agent shall have received a duly executed Guaranty in the form attached hereto as Exhibit B from each of the Persons set forth on Schedule 3 attached hereto.
     6. Costs and Fees. The Borrowers shall pay to Administrative Agent’s counsel all reasonable fees of such counsel incurred in connection with the preparation of this Amendment and any related documents.
     7. Effect of this Amendment. Except as specifically set forth in Section 2 of this Amendment, no other amendments, changes, modifications, consents or waivers to the Credit Documents are intended or implied and in all other respects the Credit Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Amendment and the other Credit Documents, the terms of this Amendment shall control. The Credit Agreement and this Amendment shall be read and construed as one agreement.
     8. Affirmation. Except as specifically amended pursuant to the terms hereof, the Credit Agreement, and all other Credit Documents (and all covenants, terms, conditions and agreements therein), shall remain in full force and effect, and are hereby ratified and confirmed in all respects by the Borrowers. Each Borrower covenants and agrees to comply with all of the terms, covenants and conditions of the Credit Agreement, as amended hereby, notwithstanding any prior course of conduct, waivers, releases or other actions or inactions on the part of any Lender or the Administrative Agent which might otherwise constitute or be construed as a waiver of or amendment to such terms, covenants and conditions.
     9. No Waiver or Novation. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Credit Documents or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing. Nothing herein is intended or shall be construed as a waiver of any existing defaults or Events of Default under the Credit Agreement or other Credit Documents or any of rights and remedies of the Administrative Agent and the Lenders in respect of such defaults or Events of Default. This Amendment (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Credit Agreement.
     10. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Illinois.
     11. Headings. Section headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

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     12. Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed to be an original, and all counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or e-mail image shall be effective as delivery of a manually executed counterpart of this Amendment.
     13. Severability. Any provision of this Amendment which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.
(SIGNATURES APPEAR ON FOLLOWING PAGES)

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Signature Page to Amendment No. 1 to Credit Agreement
     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date first written above.

PARENT BORROWER:	AVIV FINANCING I, L.L.C., a Delaware limited liability company

	By:	/s/ Craig M. Bernfield
Name: Craig M. Bernfield
Its: Authorized Representative

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

SUBSIDIARY BORROWERS:	ALAMOGORDO AVIV, L.LC., a New Mexico limited liability company
ARKANSAS AVIV, L.L.C., a Delaware limited liability company
ARMA YATES,L.L.C., a Delaware limited liability company
AVIV FOOTHILLS, L.L.C, a Delaware limited liability company
AVIV LIBERTY, L.L.C., a Delaware limited liability company
AVON OHIO, L.L.C., a Delaware limited liability company
BELLEVILLE ILLINOIS, L.L.C., a Delaware limited liability company
BELLINGHAM II ASSOCIATES, L.L.C., a Delaware limited liability company
BENTON HARBOR, L.L.C., an Illinois limited liability company
BHG AVIV, L.L.C., a Delaware limited liability company
BONHAM TEXAS, L.L.C., a Delaware limited liability company
BURTON NH PROPERTY, L.L.C., a Delaware limited liability company
CALIFORNIA AVIV, L.L.C., a Delaware limited liability company
CALIFORNIA AVIV TWO, L.L.C., a Delaware limited liability company
CAMAS ASSOCIATES, L.L.C., a Delaware limited liability company
CASA/SIERRA CALIFORNIA ASSOCIATES, L.L.C., a Delaware limited liability company
CHENAL ARKANSAS, L.L.C., a Delaware limited liability company
CHIPPEWA VALLEY, L.L.C., an Illinois limited liability company
CLARKSTON CARE, L.L.C., a Delaware limited liability company
CLAYTON ASSOCIATES, L.L.C., a New Mexico limited liability company
COLONIAL MADISON ASSOCIATES, L.L.C., a Delaware limited liability company
COLUMBIA VIEW ASSOCIATES, L.L.C., a Delaware limited liability company
COLUMBUS TEXAS AVIV, a Delaware limited liability company
COLUMBUS WESTERN AVENUE, L.L.C., a Delaware limited liability company

COMMERCE NURSING HOMES, L.L.C., an Illinois limited liability company
CR AVIV, L.L.C., a Delaware limited liability company
DENISON TEXAS, L.L.C., a Delaware limited liability company
EFFINGHAM ASSOCIATES, L.L.C., an Illinois limited liability company
ELITE MATTOON, L.L.C., a Delaware limited liability company
ELITE YORKVILLE, L.L.C., a Delaware limited liability company
FALFURRIAS TEXAS, L.L.C., a Delaware limited liability company
FLORENCE HEIGHTS ASSOCIATES, L.L.C., a Delaware limited liability company
FOUNTAIN ASSOCIATES, L.L.C., a Delaware limited liability company
FOUR FOUNTAIN AVIV, L.L.C., a Delaware limited liability company
FREEWATER OREGON, L.L.C., a Delaware limited liability company
FULLERTON CALIFORNIA, L.L.C., a Delaware limited liability company
GILTEX CARE, L.L.C., a Delaware limited liability company
GREAT BEND PROPERTY, L.L.C., a Delaware limited liability company
HERITAGE MONTEREY ASSOCIATES, L.L.C., an Illinois limited liability company
HHM AVIV, L.L.C., a Delaware limited liability company
HIGHLAND LEASEHOLD, L.L.C., a Delaware limited liability company
HOBBS ASSOCIATES, L.L.C., an Illinois limited liability company
HOT SPRINGS AVIV, L.L.C., a Delaware limited liability company
HOUSTON TEXAS AVIV, L.L.C., a Delaware limited liability company
HUTCHINSON KANSAS, L.L.C., a Delaware limited liability company
IDAHO ASSOCIATES, L.L.C., an Illinois limited liability company
KARAN ASSOCIATES, L.L.C., a Delaware limited liability company
KARAN ASSOCIATES TWO, L.L.C., a Delaware limited liability company
KB NORTHWEST ASSOCIATES, L.L.C., a Delaware limited liability company

KB NORTHWEST ASSOCIATES, L.L.C., a Delaware limited liability company
KINGSVILLE TEXAS, L.L.C., a Delaware limited liability company
MANOR ASSOCIATES, L.L.C., a Delaware limited liability company
MANSFIELD AVIV, L.L.C., a Delaware limited liability company
MASSACHUSETTS NURSING HOMES, L.L.C., a Delaware limited liability company
MINNESOTA ASSOCIATES, L.L.C., a Delaware limited liability company
MISSOURI ASSOCIATES, L.L.C., a Delaware limited liability company
MISSOURI REGENCY ASSOCIATES, L.L.C., a Delaware limited liability company
MONTANA ASSOCIATES, L.L.C., an Illinois limited liability company
MT. VERNON TEXAS, L.L.C., a Delaware limited liability company
N.M. BLOOMFIELD THREE PLUS ONE LIMITED COMPANY, a New Mexico limited liability company
N.M. ESPANOLA THREE PLUS ONE LIMITED COMPANY, a New Mexico limited liability company
N.M. .LORDSBURG THREE PLUS ONE LIMITED COMPANY, a New Mexico limited liability company
N.M. SILVER CITY THREE PLUS ONE LIMITED COMPANY, a New Mexico limited liability company
NORTHRIDGE ARKANSAS, L.L.C., a Delaware limited liability company
OAKLAND NURSING HOMES, L.L.C., a Delaware limited liability company
OCTOBER ASSOCIATES, L.L.C., a Delaware limited liability company
OGDEN ASSOCIATES, L.L.C., a Delaware limited liability company
OHIO AVIV, L.L.C., a Delaware limited liability company
OMAHA ASSOCIATES, L.L.C., a Delaware limited liability company
ORANGE ALF PROPERTY, L.L.C., a Delaware limited liability company
ORANGE, L.L.C., a Illinois limited liability company
OREGON ASSOCIATES, L.L.C., a Delaware limited liability company

PEABODY ASSOCIATES, L.L.C., a Delaware limited liability company
POMONA VISTA, L.L.C., an Illinois limited liability company
PRESCOTT ARKANSAS, L.L.C., a Delaware limited liability company
RATON PROPERTY LIMITED COMPANY, L.L.C., a New Mexico limited liability company
RED ROCKS, L.L.C., an Illinois limited liability company
RICHLAND WASHINGTON, L.L.C., a Delaware limited liability company
RIVERSIDE NURSING HOME ASSOCIATES, L.L.C., a Delaware limited liability company
ROSE BALDWIN PARK PROPERTY L.L.C., an Illinois limited liability company
SALEM ASSOCIATES, L.L.C., a Delaware limited liability company
SAN JUAN NH PROPERTY, L.L.C., a Delaware limited liability company
SANTA ANA-BARTLETT, L.L.C., an Illinois limited liability company
SANTA FE MISSOURI ASSOCIATES, L.L.C., an Illinois limited liability company
SAVOY/BONHAM VENTURE, L.L.C., a Delaware limited liability company
SEARCY AVIV, L.L.C., a Delaware limited liability company
SKYVIEW ASSOCIATES, L.L.C., a Delaware limited liability company
SOUTHEAST MISSOURI PROPERTY, L.L.C., a Delaware limited liability company
STAR CITY ARKANSAS, L.L.C., a Delaware limited liability company
SUN-MESA PROPERTIES, L.L.C., an Illinois limited liability company
TUJUNGA L.L.C., a Delaware limited liability company
VRB AVIV, L.L.C., a Delaware limited liability company
WASHINGTON-OREGON ASSOCIATES, L.L.C., an Illinois limited liability company
WATAUGA ASSOCIATES, L.L.C., an Illinois limited liability company
WEST PEARL STREET, L.L.C., a Delaware limited liability company
WHEELER HEALTHCARE ASSOCIATES, L.L.C., a Texas limited liability company
WILLIS TEXAS, L.L.C., a Delaware limited liability company
WOODLAND ARKANSAS, L.L.C., a Delaware limited liability company

XION, L.L.C., an Illinois limited liability company
YUBA AVIV, L.L.C., a Delaware limited liability company

	By:	AVIV FINANCING I, L.L.C., a Delaware limited liability company, its sole member

		By:	/s/ Craig M. Bernfield
Name: Craig M. Bernfield Its: Authorized Representative

ADMINISTRATIVE AGENT and LENDERS:	GENERAL ELECTRIC CAPITAL CORPORATION. as Administrative Agent and as a Lender

By:	/s/ Daniel Reilly
	Name:	Daniel Reilly
	Title:	Duly Authorized Signatory

Fifteenth Investment HFS Limited. as a Lender
By:	/s/ Daniel Reilly
	Name:	Daniel Reilly
	Title:	Duly Authorized Signatory

The PrivateBank and Trust Company. as a Lender
By:	/s/ Amy K. Hallberg
	Name:	Amy K. Hallberg
	Title:	Managing Director

EXHIBIT A TO AMENDMENT NO. 1
ARTICLE ELEVEN
Subsidiary Guaranties
          SECTION 11.01 Guaranties. Subject to this Article Eleven, each Subsidiary Guarantor hereby unconditionally and irrevocably guarantees, jointly and severally, to each Holder and to the Trustee and its successors and assigns (a) the full and punctual payment of principal of and interest on the Notes when due, whether at maturity, by acceleration, by redemption or otherwise, and all other monetary obligations of the Issuers under this Indenture and the Notes and (b) the full and punctual performance within applicable grace periods of all other obligations of the Issuers under this Indenture and the Notes (all the foregoing being hereinafter collectively called the “Guaranteed Obligations”). Each Subsidiary Guarantor further agrees that the Guaranteed Obligations may be extended or renewed, in whole or in part, without notice or further assent from such Subsidiary Guarantor and that such Subsidiary Guarantor will remain bound under this Article Eleven notwithstanding any extension or renewal of any Guaranteed Obligation.
          Each Subsidiary Guarantor waives presentation to, demand of, payment from and protest to the Issuers of any of the Guaranteed Obligations and also waives notice of protest for nonpayment. Each Subsidiary Guarantor waives notice of any default under the Notes or the Guaranteed Obligations. The obligations of each Subsidiary Guarantor hereunder shall not be affected by (1) the failure of any Holder or the Trustee to assert any claim or demand or to enforce any right or remedy against the Issuers or any other Person (including any Subsidiary Guarantor) under this Indenture, the Notes or any other agreement or otherwise; (2) any extension or renewal of any thereof; (3) any rescission, waiver, amendment or modification of any of the terms or provisions of this Indenture, the Notes or any other agreement; (4) the release of any security held by any Holder or the Trustee for the Guaranteed Obligations or any of them; (5) the failure of any Holder or the Trustee to exercise any right or remedy against any other guarantor of the Guaranteed Obligations; or (6) except as set forth in Section 11.06, any change in the ownership of such Subsidiary Guarantor.
          Each Subsidiary Guarantor further agrees that its Subsidiary Guaranty herein constitutes a guarantee of payment, performance and compliance when due (and not a guarantee of collection) and waives any right to require that any resort be had by any Holder or the Trustee to any security held for payment of the Guaranteed Obligations.
          Each Subordinated Subsidiary Guaranty is, to the extent and in the manner set forth in Article Twelve, subordinated and subject in right of payment to the prior payment in full of the principal of and premium, if any, and interest on all Designated Senior Debt of the Subordinated Subsidiary Guarantor giving such Subordinated Subsidiary Guaranty and each Subordinated Subsidiary Guaranty is made subject to such provisions of this Indenture.
          Except as expressly set forth in Sections 8.01(b), 11.02 and 11.06, the obligations of each Subsidiary Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender,

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alteration or compromise, and shall not be subject to any defense of setoff, counterclaim, recoupment or termination whatsoever or by reason of the invalidity, illegality or unenforceability of the Guaranteed Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Subsidiary Guarantor herein shall not be discharged or impaired or otherwise affected by the failure of any Holder or the Trustee to assert any claim or demand or to enforce any remedy under this Indenture, the Notes or any other agreement, by any waiver or modification of any thereof, by any default, failure or delay, willful or otherwise, in the performance of the obligations, or by any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of such Subsidiary Guarantor or would otherwise operate as a discharge of such Subsidiary Guarantor as a matter of law or equity.
          Each Subsidiary Guarantor further agrees that its Guarantee herein shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of principal of or interest on any Obligation is rescinded or must otherwise be restored by any Holder or the Trustee upon the bankruptcy or reorganization of the Issuers or otherwise.
          In furtherance of the foregoing and not in limitation of any other right which any Holder or the Trustee has at law or in equity against any Subsidiary Guarantor by virtue hereof, upon the failure of the Issuers to pay the principal of or interest on any Guaranteed Obligation when and as the same shall become due, whether at maturity, by acceleration, by redemption or otherwise, or to perform or comply with any other Guaranteed Obligation, each Subsidiary Guarantor hereby promises to and shall, upon receipt of written demand by the Trustee, forthwith pay, or cause to be paid, in cash, to the Holders or the Trustee an amount equal to the sum of (A) the unpaid amount of such Guaranteed Obligations, and (B) accrued and unpaid interest on such Guaranteed Obligations (but only to the extent not prohibited by law).
          Each Subsidiary Guarantor shall not be entitled to any right of subrogation in respect of any Guaranteed Obligations guaranteed hereby until payment in full in cash or Cash Equivalents of all Guaranteed Obligations and all obligations to which the Guaranteed Obligations are subordinated as provided in Article Twelve. Each Subsidiary Guarantor further agrees that, as between it, on the one hand, and the Holders and the Trustee, on the other hand, (i) the maturity of the Guaranteed Obligations hereby may be accelerated as provided in Article Six for the purposes of such Subsidiary Guarantor’s Subsidiary Guaranty herein, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Guaranteed Obligations guaranteed hereby, and (ii) in the event of any declaration of acceleration of such Guaranteed Obligations as provided in Article Six, such Guaranteed Obligations (whether or not due and payable) shall forthwith become due and payable by such Subsidiary Guarantor for the purposes of this Section.
          Each Subsidiary Guarantor shall pay any and all costs and expenses (including reasonable attorneys’ fees) incurred by the Trustee or any Holder in enforcing any rights under this Section.
          SECTION 11.02. Limitation on Liability. Any term or provision of this Indenture to the contrary notwithstanding, the maximum aggregate amount of the Guaranteed Obligations guaranteed hereunder by any Subsidiary Guarantor shall not exceed the maximum

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amount that can be hereby guaranteed without rendering this Indenture, as it relates to such Subsidiary Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer or similar laws affecting the rights of creditors generally.
          SECTION 11.03. Successors and Assigns. This Article Eleven shall be binding upon each Subsidiary Guarantor and its successors and assigns and shall enure to the benefit of the successors and assigns of the Trustee and the Holders and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges conferred upon that party in this Indenture and in the Notes shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions of this Indenture.
          SECTION 11.04. No Waiver. Neither a failure nor a delay on the part of either the Trustee or the Holders in exercising any right, power or privilege under this Article Eleven shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of any right, power or privilege. The rights, remedies and benefits of the Trustee and the Holders herein expressly specified are cumulative and not exclusive of any other rights, remedies or benefits which either may have under this Article Eleven at law, in equity, by statute or otherwise.
          SECTION 11.05. Modification. No modification, amendment or waiver of any provision of this Article Eleven, nor the consent to any departure by any Subsidiary Guarantor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Trustee, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Subsidiary Guarantor in any case shall entitle such Subsidiary Guarantor to any other or further notice or demand in the same, similar or other circumstances.
          SECTION 11.06. Release of Subsidiary Guarantor. A Subsidiary Guarantor will be released from its obligations under this Article Eleven (other than any obligation that may have arisen under Section 11.07)
     (1) upon the sale or other disposition (including by way of consolidation or merger) of a Subsidiary Guarantor, including the sale or disposition of the Capital Stock of a Subsidiary Guarantor, following which such Subsidiary Guarantor is no longer a Subsidiary of the Parent,
     (2) upon the sale or disposition of all or substantially all the assets of such Subsidiary Guarantor,
     (3) in connection with the merger or consolidation of a Subsidiary Guarantor with (a) an Issuer or (b) any other Guarantor (provided that the surviving entity remains a Guarantor),
     (4) upon Parent properly designating such Subsidiary Guarantor as an Unrestricted Subsidiary under this Indenture,
     (5) upon a liquidation or dissolution of such Subsidiary Guarantor permitted under this Indenture,

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     (6) upon the release or discharge of the Guaranty that resulted in the creation of such Subsidiary Guaranty, except a discharge or release by or as a result of payment under such Guaranty, or
     (7) upon the Legal Defeasance or Covenant Defeasance or satisfaction and discharge of this Indenture, provided, however, that in the case of clauses (1) and (2) above, (i) such sale or other disposition is made to a Person other than the Parent or a Subsidiary of the Parent, (ii) such sale or disposition is otherwise permitted by this Indenture and (iii) the Parent provides an Officers’ Certificate to the Trustee to the effect that the Parent will comply with its obligations under Section 4.06. At the request of the Parent, the Trustee shall execute and deliver an appropriate instrument evidencing such release.
          SECTION 11.07. Contribution. Each Subsidiary Guarantor that makes a payment under its Subsidiary Guaranty shall be entitled upon payment in full of all Guaranteed Obligations under this Indenture to a contribution from each other Subsidiary Guarantor in an amount equal to such other Subsidiary Guarantor’s pro rata portion of such payment based on the respective net assets of all the Subsidiary Guarantors at the time of such payment determined in accordance with GAAP.
ARTICLE TWELVE
Subordination of Certain Subsidiary Guaranties
          SECTION 12.01. Definitions. For purpose of this Article Twelve, the following terms used herein shall have the following meanings:
          “Bankruptcy Code” shall mean Title 11 of the United States Code.
          “Borrowers” shall mean the “Borrowers” as defined in the Senior Loan Agreement.
          “Collateral” shall mean any and all property which now constitutes or hereafter will constitute collateral or other security for payment of the Designated Senior Debt.
          “Credit Documents” shall mean the “Credit Documents” as defined in the Senior Loan Agreement.
          “Debt” shall mean the Designated Senior Debt and Subordinated Subsidiary Guaranty, collectively.
          “Designated Senior Debt” shall mean and include (a) all of the Obligations and all other indebtedness and liabilities of any Subordinated Subsidiary Guarantor under the Senior Loan Documents described in clause (1) of the definition thereof, (b) to the extent so designated by the Issuers as “Designated Senior Debt” for purposes of this Article Twelve, any Permitted Refinancing Indebtedness incurred in exchange for, or the net proceeds of which are used to refund, refinance or replace, the indebtedness and liabilities of any Subordinated Subsidiary

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Guarantor described in clause (a) of this definition and that was otherwise permitted by this Indenture, including, without limitation, in the case of (a) and (b), all principal and interest thereon (including interest accrued subsequent to, and interest that would have accrued but for, the filing of any petition under any bankruptcy, insolvency or similar law or the commencement of any Proceeding), fees, expenses, reimbursements and other amounts payable thereunder or in connection therewith and (c) any indebtedness or liabilities of any Subordinated Subsidiary Guarantor to Senior Creditors under any Currency Agreement or Interest Rate Agreement1 that is secured by assets of any Subordinated Subsidiary Guarantor.
          “Liens” shall mean any mortgage, deed of trust, deed to secured debt, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, and any financing lease having substantially the same economic effect as any of the foregoing).
          “Obligations” shall mean the “Obligations” as defined in the Senior Loan Agreement.
          “Proceeding” shall mean any (a) insolvency, bankruptcy, receivership, custodianship, liquidation, reorganization, readjustment, composition or other similar proceeding relating to any Subordinated Subsidiary Guarantor or any of its properties, whether under any bankruptcy, reorganization or insolvency law or laws, federal or state, or any law, federal or state, relating to relief of debtors, readjustment of indebtedness, reorganization, composition or extension, (b) proceeding for any liquidation, liquidating distribution, dissolution or other winding up of any Subordinated Subsidiary Guarantor, voluntary or involuntary, whether or not involving insolvency or bankruptcy proceedings, (c) assignment for the benefit of creditors of any Subordinated Subsidiary Guarantor, or (d) other marshalling of the assets of any Subordinated Subsidiary Guarantor.
          “Proceeds” shall have the meaning assigned to it under the UCC, shall also include “products” (as defined in the UCC), and, in any event, shall include, but not be limited to (a) any and all proceeds of any insurance, indemnity, warranty, letter of credit or guaranty or collateral security payable to any debtor or grantor from time to time with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable to the owner of the Collateral from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture or all of any part of the Collateral by an government body, authority, bureau or agency (or any Person acting under color of governmental authority), and (c) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.
          “Senior Agent” shall mean (1) General Electric Capital Corporation, a Delaware corporation, in its capacity as Administrative Agent for the Senior Creditors or (2) to the extent

[1]	“Currency Agreement” to be defined as “any foreign exchange contract, currency swap agreement or other similar agreement or arrangement,” and “Interest Rate Agreement” to be defined as “any interest rate protection agreement, interest rate future agreement, interest rate option agreement, interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate hedge agreement, option or future contract or other similar agreement or arrangement with respect to interest rates.”

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so designated by the Issuers and notified to the Trustee, the agent or representative under any Designated Senior Debt described in clause (b) of the definition of Designated Senior Debt.
          “Senior Creditors” shall mean the Lenders under the Senior Loan Agreement and shall include all other present or future holders of all or part of the Designated Senior Debt, and their respective successors and assigns.
          “Senior Loan Agreement” shall mean that certain Credit Agreement dated as of September 17, 2010 by and among the Lenders party thereto and the Senior Agent.
          “Senior Loan Documents” means (1) the Senior Loan Agreement and each and every document executed or delivered in connection with the Senior Loan Agreement, including the Credit Documents and all other security agreements, pledge agreements, stock pledges, mortgages, deeds, certificates and instruments, as each may be amended, restated, supplemented, or otherwise modified from time to time and (2) any other loan agreement or other related agreement executed or delivered in connection with any Designated Senior Debt described in clause (b) of the definition of Designated Senior Debt.
          “Subordinated Creditors” shall mean the holders of the Notes.
          “Subordinated Debt” shall mean and include all indebtedness, obligations, and liabilities of any Subordinated Subsidiary Guarantor under this Indenture, including all principal and interest, fees, expenses, reimbursements, indemnities and rights to indemnification, and other amounts payable by or chargeable to any Subordinated Subsidiary Guarantor thereunder.
          “Subordinated Loan Documents” means this Indenture and each and every document executed or delivered by any Subordinated Subsidiary Guarantor in connection with the Subordinated Subsidiary Guaranty (whether now existing or hereafter arising), as the same may be amended, restated, supplemented, or otherwise modified from time to time in accordance with the terms of this Article Twelve.
          “Subordinated Subsidiary Guarantor” means (i) the Subsidiary Guarantors that are borrowers or guarantors in respect of the Designated Senior Debt on the Issue Date plus (ii) any Subsidiary Guarantors that become borrowers or guarantors in respect of the Designated Senior Debt in the future in connection with acquisitions or other investments but, in case of this clause (ii), excluding any Restricted Subsidiaries of the Issuers in existence on the Issue Date that are not party to the Senior Loan Agreement on the Issue Date.
          “UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of [Illinois].
          SECTION 12.02. General. Notwithstanding any provision of the Senior Loan Documents or the Subordinated Loan Documents, (a) the Subordinated Debt shall be subordinate, junior and inferior in right of payment to all Designated Senior Debt, to the extent and in the manner provided for in this Article Twelve and (b) no payments shall be permitted to be made, accepted, or retained on the Subordinated Debt other than as expressly permitted in Section 12.03 hereof. The Trustee, by the execution and delivery hereof, agrees on behalf of Subordinated Creditors to be bound by the provisions of this Article Twelve. As further

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provided in Section 12.05, neither the Trustee nor any Subordinated Creditor shall contest the validity, perfection, priority, or enforceability of any Lien granted or ostensibly granted by any Subordinated Subsidiary Guarantor to, or arising in favor of, Senior Agent or any Senior Creditor, any payment on the Designated Senior Debt, or the allowance of the Designated Senior Debt as a senior secured claim, and Trustee, for itself and on behalf of the Subordinated Creditors, agrees to cooperate in the defense of any action contesting the validity, perfection, priority, or enforceability of such Liens or such payment or allowance. The Trustee, for itself and on behalf of the Subordinated Creditors, agrees that, as between Senior Lenders and Subordinated Creditors, the terms of this Article Twelve shall govern even if part or all of the Designated Senior Debt or the Liens securing payment and performance thereof are avoided, disallowed, set aside, or otherwise invalidated in any judicial proceeding or otherwise.
          SECTION 12.03. Permitted Payments. No direct payments (whether principal, interest, indemnities or otherwise) shall be made by the Subordinated Subsidiary Guarantors, or accepted or retained by the Subordinated Creditors or the Trustee on account of the Subordinated Debt until the full and final payment in cash and performance of the Obligations under the Senior Loan Documents (excluding any contingent indemnification obligations not yet due and payable and as to which no claim or demand for payment has occurred) and the termination of Senior Creditors’ obligations to make loans or other extensions of credit to all Subordinated Subsidiary Guarantors under the Senior Loan Agreement; provided that neither this Section 12.03 nor any other Section of this Article Twelve shall prohibit or restrict the payment of dividends or other distributions by any Subordinated Subsidiary Guarantor to the holders of its Capital Stock to the extent made in compliance with the terms of the Senior Loan Agreement.
          SECTION 12.04. No Agency. This Article Twelve shall not create any agency relationship between Senior Creditors and the Senior Agent, on the one hand, and Subordinated Creditors and the Trustee, on the other hand.
          SECTION 12.05. Suspension of Remedies of Subordinated Creditors. Neither Trustee, nor any Subordinated Creditor shall:
(a) commence, prosecute or participate in any Proceeding against any Subordinated Subsidiary Guarantor or any of its assets, provided that, as more fully set forth in Section 12.12 hereof, the Subordinated Creditors and the Trustee may file a proof of claim in a Proceeding involving any Subordinated Subsidiary Guarantor, which proof of claim shall indicate such Subordinated Creditor’s subordination hereunder;
(b) have any right to, possess or attempt to possess any of the assets of any Subordinated Subsidiary Guarantor, enforce any Lien in, foreclose, levy or execute upon, or collect or attach any such assets, whether by private or judicial action or otherwise;
(c) seek, be party to, or accept any Lien granted by any Subordinated Subsidiary Guarantor to, or arising in favor of, the Trustee (or any Subordinated Creditor) on any assets or properties of any Subordinated Subsidiary Guarantor;
(d) take nor consent to, or acquiesce in the taking of, any action hereafter to set aside, challenge or otherwise dispute the existence or priority of any Designated Senior Debt or

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the creation, attachment, perfection or continuation of any Lien grant to or arising in favor of Senior Agent or any Senior Creditor in any assets of any Subordinated Subsidiary Guarantor; or
(e) declare or join in the declaration of any Subordinated Debt to be due and payable or otherwise accelerate the maturity of the principal of the Subordinated Debt, accrued interest thereon or prepayment premium or other amounts due with respect thereto; provided that this clause (e) shall cease to apply with respect to the Subordinated Debt of any Subordinated Subsidiary Guarantor in the event and during the continuance of any Proceeding relating to such Subordinated Subsidiary Guarantor;
provided, however, that the foregoing limitations shall terminate upon the full and final payment in cash and performance of the Obligations under the Senior Loan Documents (excluding any contingent indemnification obligations not yet due and payable and as to which no claim or demand for payment has occurred) and the termination of Senior Creditors’ obligations to make extensions of credit to the Subordinated Subsidiary Guarantors under the Senior Loan Agreement.
          SECTION 12.06. Matters Relating to Liens. The Trustee acknowledges and agrees on behalf of the Subordinated Creditors that no Liens on any of the assets or properties of any Subordinated Subsidiary Guarantor now or in the future shall secure any Subordinated Subsidiary Guarantor’s obligations under the Subordinated Subsidiary Guaranty or otherwise with respect to the Subordinated Debt until the full and final payment in cash and performance of the Obligations under the Senior Loan Documents (excluding any contingent indemnification obligations not yet due and payable and as to which no claim or demand for payment has occurred) and the termination of Senior Creditors’ obligations to make extensions of credit to the Borrowers under the Senior Loan Agreement. The Trustee acknowledges and agrees on behalf of the Subordinated Creditors that notwithstanding the foregoing, any and all Liens affecting any of the real or personal property of any Subordinated Subsidiary Guarantor, now, heretofore, or hereafter granted by any Subordinated Subsidiary Guarantor to, or arising in favor of, any Subordinated Creditor or the Trustee are hereby, and shall at all times hereafter continue to be, subordinated in Lien and priority to all Liens now, heretofore, or hereafter granted by such Subordinated Subsidiary Guarantor to, or arising in favor of, the Senior Creditors or Senior Agent, notwithstanding the date, time, manner or order of perfection or attachment of such Liens or the recording of the instruments and financing statements creating or perfecting such Liens, and notwithstanding the usual application of the priority provisions of the Uniform Commercial Code as in effect in any jurisdiction or any other applicable law or judicial decision of any jurisdiction. The Lien priorities provided in this Section shall not be altered or otherwise affected by any amendment, modification, supplement, extension, renewal, restatement or refinancing of either the Designated Senior Debt or the Subordinated Debt nor by any action or inaction which the Trustee or any Subordinated Creditor or Senior Agent or any Senior Creditor may take or fail to take in respect of any of the collateral securing any of the Debt.
          SECTION 12.07. Payments Notwithstanding. No payment or distribution of any character, whether in cash, securities or other property, to which Subordinated Creditors would have been entitled except for the provisions of this Article Twelve and that shall have been made to or for the account of any Senior Creditor shall, as between any Subordinated

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Subsidiary Guarantor and its creditors (other than Senior Creditors), be deemed to be a payment or distribution by such Subordinated Subsidiary Guarantor to or for the account of any Senior Creditor, and from and after the full and final payment in cash and performance of the Obligations under the Senior Loan Documents (excluding any contingent indemnification obligations not yet due and payable and as to which no claim or demand for payment has occurred) and the termination of Senior Creditors’ obligations to make extensions of credit to the Borrowers under the Senior Loan Agreement, Subordinated Creditors shall be subrogated to all rights of Senior Creditors to receive any further payments or distribution applicable to the Designated Senior Debt until the principal of and interest on the Subordinated Debt shall be paid in full, and no such payment or distribution made pursuant to such rights of subrogation to Subordinated Creditors that otherwise would be payable or distributable to or for the account of Senior Creditors shall, as between any Subordinated Subsidiary Guarantor and its creditors (other than Subordinated Creditors), be deemed to be a payment or distribution by such Subordinated Subsidiary Guarantor to Subordinated Creditors or on account of the Subordinated Debt.
          SECTION 12.08 No Prejudice or Impairment. The provisions of this Article Twelve are solely for the purposes of defining the relative rights of Senior Creditors, on the one hand, and Subordinated Creditors, on the other hand. Nothing herein shall impair or prevent any Senior Creditor from exercising all rights and remedies otherwise permitted by applicable law upon default under the Senior Loan Documents subject, however, to the provisions of this Article Twelve. Senior Creditors shall not be prejudiced in the right to enforce subordination of the Subordinated Debt by any act or failure to act by any Subordinated Subsidiary Guarantor or anyone in custody of its assets or property. Nothing herein shall impair, as between any Subordinated Subsidiary Guarantor and the Subordinated Creditors, the obligations of any Subordinated Subsidiary Guarantor, which are unconditional and absolute, to pay to the Subordinated Creditors the principal of and interest on the Subordinated Debt as and when the same shall become due in accordance with their terms, nor shall anything herein prevent Subordinated Creditors from exercising all rights and remedies otherwise permitted by applicable law upon default under the Subordinated Loan Documents, subject in each case, however, to the provisions of this Article Twelve.
          SECTION 12.09. Turnover of Payments. If any payment, distribution or security, or the proceeds of any thereof, shall be collected or received by Trustee or any Subordinated Creditor in contravention of any of the terms of this Article Twelve and prior to the full and final payment in cash and performance of the Obligations under the Senior Loan Documents (excluding any contingent indemnification obligations not yet due and payable and as to which no claim or demand for payment has occurred) and the termination of Senior Creditors’ obligations to make loans or other extensions of credit to the Borrowers under the Senior Loan Agreement, then, subject to this Article Twelve, the holder thereof will forthwith deliver such payment, distribution, security or proceeds to Senior Agent (together with any necessary indorsement), to the extent necessary to pay all such Designated Senior Debt in full in cash, and, until so delivered, the same shall be held in trust by such holder as the property of Senior Agent and Senior Creditors. Upon the full and final payment in cash and performance of the Obligations under the Senior Loan Documents (excluding any contingent indemnification obligations not yet due and payable and as to which no claim or demand for payment has occurred) and the termination of Senior Creditors’ obligations to make loans or other extensions

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of credit to the Borrowers under the Senior Loan Agreement, Senior Agent and Senior Creditors shall pay to the Trustee (or such other person or entity who might be lawfully entitled thereto) any amount in excess thereof that Subordinated Creditors would have been entitled to but for the application of the immediately preceding sentence, but solely to the extent any such amount was actually received by Senior Creditors or Senior Agent.
          SECTION 12.10. Waivers and Agreements of the Subordinated Creditor. The Trustee, for itself and on behalf of the Subordinated Creditors, hereby waives any defense based on the adequacy of a remedy at law or equity which might be asserted as a bar to the remedy of specific performance of the terms of this Article Twelve in any action brought therefor by the Senior Agent or any Senior Creditor. To the fullest extent permitted by applicable law, and except as expressly set forth herein, the Trustee, for itself and on behalf of the Subordinated Creditors, hereby further waives any claim it may now or hereafter have against the Senior Agent or any Senior Creditor arising out of: (i) presentment, demand, protest, notice of protest, notice of default or dishonor, notice of payment or nonpayment, and any and all other notices and demands of any kind in connection the Senior Loan Documents and the Designated Senior Debt; and (ii) the right to require the Senior Agent or any Senior Creditor to marshal any assets or Collateral, or to enforce any Lien the Senior Agent or any Senior Creditor may now or hereafter have in any assets or Collateral securing the Designated Senior Debt, or to pursue any claim the Senior Agent or any Senior Creditor may have against any guarantor of the Designated Senior Debt.
          SECTION 12.11. Separate Classes of Obligations. Notwithstanding any provision of the Senior Loan Documents or this Article Twelve, each of Senior Agent, Trustee, and Subordinated Subsidiary Guarantors hereby agree that the Designated Senior Debt, on the one hand, and the Subordinated Debt, on the other hand, are and shall be treated for all purposes as separate and distinct classes of debt obligations of each Subordinated Subsidiary Guarantor.
          SECTION 12.12. Bankruptcy.
     In connection with any Proceeding, the agreements contained in this Article Twelve shall remain in full force and effect and enforceable pursuant to their terms in accordance with Section 510(a) of the Bankruptcy Code, and all references herein to any Subordinated Subsidiary Guarantor shall be deemed to apply to such Subordinated Subsidiary Guarantor as debtor in possession and to any trustee or receiver for the estate of such Subordinated Subsidiary Guarantor.
     In the event and during the continuance of any Proceeding, all Designated Senior Debt shall first be fully and finally paid in cash and performed and all of Senior Creditors’ obligations to extend credit to the Borrowers under the Senior Loan Agreement shall be terminated before any payment or distribution of any character, whether in cash, securities or other property (except securities that are subordinate and junior in right of payment to the payment of Designated Senior Debt in accordance with this Article Twelve at least to the extent provided in this Article Twelve) shall be made, received, accepted, or retained for or on account of any Subordinated Debt. In the event of any Proceeding any payment or distribution in any such Proceeding of any kind or character, whether in cash, securities, or other property that would otherwise (but for this Article Twelve) be payable or deliverable in respect of any Subordinated

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Debt shall be paid or delivered by the person making such distribution or payment, whether a trustee in bankruptcy, receiver, assignee for the benefit of creditors, liquidating trustee or agent, or otherwise, directly to Senior Agent for application in payment of the Designated Senior Debt in accordance with the priorities then existing among such holders to the extent necessary to pay in full all Designated Senior Debt then remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of Designated Senior Debt.
     Without limiting the generality of the foregoing, until the full and final payment in cash and performance of the Obligations under the Senior Loan Documents (excluding any contingent indemnification obligations not yet due and payable and as to which no claim or demand for payment has occurred) and the termination of Senior Creditors’ obligations to make loans or other extensions of credit to the Borrowers under the Senior Loan Agreement, the Trustee agrees that, if a Proceeding occurs, (i) all or any Senior Creditors may provide financing to the applicable Subordinated Subsidiary Guarantor or any of its affiliates and subsidiaries pursuant to Section 364 of the Bankruptcy Code or other applicable law on such terms and conditions and in such amounts as such Senior Creditors, in their sole discretion, may decide, without seeking or obtaining the consent of the Trustee or any Subordinated Creditor and (ii) the Trustee and Subordinated Creditors shall not oppose or object to the payment of interest as provided under Section 506(b) and (c) of the Bankruptcy Code to any holders of the Designated Senior Debt.
     In connection with any Proceeding, the Trustee agrees that neither the Trustee nor any Subordinated Creditor will initiate, prosecute, encourage, or assist with any other person or entity to initiate or prosecute any claim, action, or other proceeding (i) contesting or challenging the validity or enforceability of this Article Twelve, (ii) contesting or challenging the validity, perfection, priority, or enforceability of any Liens of Senior Agent or any Senior Creditor, (iii) contesting or challenging any collection, enforcement, disposition, or acceptance or retaining of, or other remedial action with respect to, Collateral by Senior Agent or any Senior Creditor, to the extent related to satisfying Designated Senior Debt, or (iv) asserting any claims, if any, which any Subordinated Subsidiary Guarantor may hold with respect to any Senior Creditor or the Designated Senior Debt.
     If in or as a result of any Proceeding Senior Agent or any Senior Creditor returns, refunds, or repays to any Subordinated Subsidiary Guarantor or any trustee, receiver, or committee appointed in such Proceeding any payment or Proceeds of any Collateral (the foregoing, a “Recovery”) in connection with any action, suit, or proceeding alleging that Senior Agent’s or such Senior Creditor’s receipt of such payment or Proceeds was a transfer voidable or avoidable under state or federal law, then Senior Agent or such Senior Creditor shall be deemed not to have ever received such payment or Proceeds for purposes of this Article Twelve in determining whether and when the payment in full in cash of the Designated Senior Debt has occurred. If this Article Twelve shall have been terminated prior to such Recovery (except as the result of the effectiveness of a plan of reorganization adopted in a Proceeding), this Article Twelve shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair, or otherwise affect the obligations of the parties hereto from such date of reinstatement.
     Notwithstanding any other provision of this Article Twelve, Subordinated Creditors and the Trustee (1) may file a proof of claim in a Proceeding involving any Subordinated Subsidiary

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Guarantor, which proof of claim shall indicate such Subordinated Creditor’s subordination hereunder and (2) shall be entitled to file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any Person objecting to or otherwise seeking the disallowance of the claims of Subordinated Creditors.
          SECTION 12.13. Sale of Assets. In the event of a sale of some or all of any Subordinated Subsidiary Guarantor’s assets, whether initiated by Senior Agent and Senior Creditors (i.e., as part of a liquidation of its Liens) or by such Subordinated Subsidiary Guarantor with Senior Creditors’ consent, the Trustee agrees to release any Lien in such assets, or any of them, upon the request of Senior Agent, whether or not the Trustee (or any Subordinated Creditor) will receive any proceeds from such sale. Should the Trustee fail to do so within five (5) business days after its receipt of Senior Agent’s request, Senior Agent may, acting as the Trustee’s attorney-in-fact, do so itself in Trustee’s name. Nothing in this section shall be construed as any express or implied consent to the Trustee’s or the Subordinated Creditors’ taking, or having the benefit of, a Lien on any of any Subordinated Subsidiary Guarantor’s assets, and the Trustee hereby expressly acknowledges and agrees on behalf of the Subordinated Creditors that no Liens shall be permitted to secure any of the Subordinated Debt.
          SECTION 12.14. Benefit of Article Twelve. This Article Twelve shall constitute a continuing offer to all persons and entities who, in reliance upon such provisions, become Senior Creditors, and such provisions are made for the benefit of Senior Creditors and they may enforce such provisions. The subordination provisions of this Article Twelve are solely for the purpose of establishing the priorities of each of the Senior Creditors and the Subordinated Creditors and shall not inure to the benefit of any other person or entity except for their respective successors and assigns.
          SECTION 12.15. Acknowledgment Regarding Senior Creditor. The Trustee on behalf of the Subordinated Creditors hereby acknowledges and agrees that Senior Creditors refers to the “Lenders” and other secured parties under the Senior Loan Agreement from time to time.
          SECTION 12.16. Amendment; Amendment to Subordinated Loan Documents; Amendments to Senior Loan Documents. Neither this Article Twelve nor any of the terms hereof may be amended, waived, discharged, or terminated, unless such amendment, waiver, discharge, or termination is consented to in a writing signed by Senior Agent and the Trustee, and the parties hereto agree that, so long as any amendment, restatement, waiver, supplement, or other modification of this Article Twelve does not modify or alter any Subordinated Subsidiary Guarantor’s obligations to any Person, (a) neither any Subordinated Subsidiary Guarantors’ consent to nor execution and delivery of any such amendment, restatement, waiver, supplement, or other modification of this Article Twelve shall be required and (b) failure to provide any notice to any Subordinated Subsidiary Guarantor of any amendment, restatement, waiver, supplement, or other modification of this Article Twelve shall not affect the validity or enforceability thereof; provided, that if any amendment, restatement, waiver, supplement or other modification of this Article Twelve modifies or alters any Subordinated Subsidiary Guarantor’s obligations to any Person, then such amendment, restatement, waiver, supplement or other modification shall not be effective as against such Subordinated Subsidiary Guarantor unless agreed or acknowledged in writing by such Subordinated Subsidiary Guarantor. The

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Senior Creditors and Senior Agent shall have the right, without notice to the Trustee or any Subordinated Creditor, to amend, restate, supplement, or otherwise modify the Senior Loan Documents, in accordance with the terms thereof, including any extensions or shortening of time of payments (even if such shortening causes any Designated Senior Debt to be due on demand or otherwise), any revision of any amortization schedule with respect thereto, any increase in the amount of the Designated Senior Debt, any increase in any commitment to lend under the Senior Loan Agreement, any release of any collateral securing the Designated Senior Debt or the release of any guarantor guaranteeing the Designated Senior Debt, and any change to the conditions that must be satisfied before any Subordinated Subsidiary Guarantor may make any payment on any of the Subordinated Debt, and the Subordinated Creditors consent and agree to each and every such amendment, restatement, supplement, modification, or release without notice thereof, provided, however, that no such consent or agreement shall constitute any consent or agreement to any amendment, restatement, supplement, modification, or release of this Indenture.
          SECTION 12.16. Rights of Trustee and Paying Agent. The Trustee in its individual or any other capacity shall be entitled to hold Designated Senior Debt of any Subordinated Subsidiary Guarantor with the same rights it would have if it were not the Trustee. The Registrar and co-registrar and the Paying Agent shall be entitled to do the same with like rights. The Trustee shall be entitled to all the rights set forth in this Article Twelve with respect to any Designated Senior Debt of any Subordinated Subsidiary Guarantor which may at any time be held by it, to the same extent as any other holder of such Designated Senior Debt; and nothing in Article Seven shall deprive the Trustee of any of its rights as such holder. Nothing in this Article Twelve shall apply to claims of, or payments to, the Trustee under or pursuant to Section 7.08.
          SECTION 12.17. Distribution or Notice to Senior Agent. Whenever any Person is to make a distribution or give a notice to holders of Designated Senior Debt of any Subordinated Subsidiary Guarantor, such Person shall be entitled to make such distribution or give such notice to the Senior Agent.
          SECTION 12.18. Article Twelve Not To Prevent Events of Default. The failure to make a payment pursuant to a Subordinated Subsidiary Guaranty by reason of any provision in this Article Twelve shall not be construed as preventing the occurrence of a Default.
          SECTION 12.19. Trustee Entitled To Rely. Upon any payment or distribution pursuant to this Article Twelve, the Trustee and the Subordinated Creditors shall be entitled to rely (a) upon any order or decree of a court of competent jurisdiction in which any proceedings of the nature referred to in Section [12.02] are pending, (b) upon a certificate of the liquidating trustee or agent or other Person making such payment or distribution to the Trustee or to the Subordinated Creditors or (c) upon the Senior Agent for the holders of Designated Senior Debt of any Subsidiary Guarantor for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of such Designated Senior Debt and other indebtedness of such Subordinated Subsidiary Guarantor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Twelve. In the event that the Trustee determines, in good faith, that evidence is required with respect to the right of any Person as a holder of Designated Senior Debt of any Subordinated Subsidiary Guarantor to participate in any payment or distribution pursuant to this Article

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Twelve, the Trustee shall be entitled to request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Designated Senior Debt of such Subordinated Subsidiary Guarantor held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and other facts pertinent to the rights of such Person under this Article Twelve, and, if such evidence is not furnished, the Trustee shall be entitled to defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment. The provisions of Sections 7.01 and 7.03 shall be applicable to all actions or omissions of actions by the Trustee pursuant to this Article Twelve.
          SECTION 12.20. Trustee To Effectuate Subordination. Each Subordinated Creditor by accepting a Note authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination between the Noteholders and the holders of Designated Senior Debt of any Subordinated Subsidiary Guarantor as provided in this Article Twelve and appoints the Trustee as attorney-in-fact for any and all such purposes.
          SECTION 12.21. Trustee Not Fiduciary for Holders of Designated Senior Debt of Subsidiary Guarantor. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Designated Senior Debt of any Subsidiary Guarantor and shall not be liable to any such holders if it shall mistakenly pay over or distribute to Noteholders or the Issuers or any other Person, money or assets to which any holders of such Designated Senior Debt shall be entitled by virtue of this Article Twelve or otherwise.
          SECTION 12.22. Reliance by Holders of Designated Senior Debt of Subordinated Subsidiary Guarantors on Subordination Provisions. Each Noteholder by accepting a Note acknowledges and agrees that the foregoing subordination provisions are, and are intended to be, an inducement and a consideration to each holder of any Designated Senior Debt of any Subordinated Subsidiary Guarantor, whether such Designated Senior Debt was created or acquired before or after the issuance of the Notes, to acquire and continue to hold, or to continue to hold, such Designated Senior Debt and such holder of Designated Senior Debt shall be deemed conclusively to have relied on such subordination provisions in acquiring and continuing to hold, or in continuing to hold, such Designated Senior Debt.

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EXHIBIT B TO AMENDMENT NO. 1
SUBORDINATED SUBSIDIARY GUARANTY
This SUBORDINATED SUBSIDIARY GUARANTY (this “Guaranty”) is entered into as of [___], 2011 by and among the parties indentified as “Subsidiary Guarantors” on the signature pages hereto and such other parties that may become Subsidiary Guarantors hereunder after the date hereof (each individually, a “Subsidiary Guarantor” and collectively, the “Subsidiary Guarantors”), General Electric Capital Corporation, in its capacity as administrative agent (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”) for the lenders (“Lenders”) from time to time signatory to the Credit Agreement, as hereinafter defined and The Bank of New York Mellon Trust Company, N.A., as trustee (in such capacity, together with its successors and assigns in such capacity, the “Trustee”) for the holders from time to time of the Senior Notes, as hereinafter defined, joining for the limited purpose indicated above its execution.
W I T N E S S E T H:
     WHEREAS, the Lenders have extended various loans, advances and other financial accommodations to Aviv Financing, L.L.C. (the “Parent Borrower”) and the other Persons party to the Credit Agreement as “Borrowers” (together with the Parent Borrower, the “Borrowers”) pursuant to that certain Credit Agreement, dated as of September 17, 2010 (including all annexes, exhibits and schedules thereto and as from time to time amended, restated, supplemented or otherwise modified, the “Credit Agreement”), among the Borrowers, the Lenders and the Administrative Agent;
     WHEREAS, each Subsidiary Guarantor will derive direct and indirect economic benefits from the making of the Loans and other financial accommodations provided to the Borrowers pursuant to the Credit Agreement; and
     NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, and in consideration for the Loans and other financial accommodations provided by the Lenders under the Credit Agreement, it is agreed as follows:
DEFINITIONS.
     Capitalized terms used herein shall have the meanings assigned to them in the Credit Agreement, unless otherwise defined herein. References to this “Guaranty” shall mean this Guaranty, including all amendments, modifications and supplements and any annexes, exhibits and schedules to any of the foregoing, and shall refer to this Guaranty as the same may be in effect at the time such reference becomes operative. In addition, the following terms used herein shall have the following meanings:
     “Bankruptcy Code” shall mean Title 11 of the United States Code.
                    “Collateral” shall mean any and all property which now constitutes or hereafter will constitute collateral or other security for payment of the Designated Senior Debt.

     “Debt” shall mean the Designated Senior Debt and this Guaranty, collectively.
     “Designated Senior Debt” shall mean and include all indebtedness, obligations, and liabilities of any Subsidiary Guarantor under the Senior Notes Documents from time to time and all principal and interest thereon (including interest accrued subsequent to, and interest that would have accrued but for, the filing of any petition under any bankruptcy, insolvency or similar law or the commencement of any Proceeding), fees, expenses, reimbursements and other amounts payable thereunder or in connection therewith.
     “Parent” shall mean Aviv REIT, Inc.
     “Proceeding” shall mean any (a) insolvency, bankruptcy, receivership, custodianship, liquidation, reorganization, readjustment, composition or other similar proceeding relating to any Subsidiary Guarantor or any of its properties, whether under any bankruptcy, reorganization or insolvency law or laws, federal or state, or any law, federal or state, relating to relief of debtors, readjustment of indebtedness, reorganization, composition or extension, (b) proceeding for any liquidation, liquidating distribution, dissolution or other winding up of any Subsidiary Guarantor, voluntary or involuntary, whether or not involving insolvency or bankruptcy proceedings, (c) assignment for the benefit of creditors of any Subsidiary Guarantor, or (d) other marshalling of the assets of any Subsidiary Guarantor.
     “Proceeds” shall have the meaning assigned to it under the UCC, shall also include “products” (as defined in the UCC), and, in any event, shall include, but not be limited to (a) any and all proceeds of any insurance, indemnity, warranty, letter of credit or guaranty or collateral security payable to any debtor or grantor from time to time with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable to the owner of the Collateral from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture or all of any part of the Collateral by an government body, authority, bureau or agency (or any Person acting under color of governmental authority), and (c) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.
     “Senior Creditors” shall mean the holders of the Senior Notes and shall include all other present or future holders of all or part of the Designated Senior Debt, and their respective successors and assigns.
     “Senior Notes” shall mean (a) the [___]% Senior Notes due 2019 of Aviv Healthcare Properties Limited Partnership and Aviv Healthcare Capital Corporation or (b) to the extent designated by the Borrowers and notified to the Administrative Agent, any other senior notes issued by the Parent or any of its Subsidiaries and guaranteed by the Subordinated Guarantors.
                    “Senior Notes Documents” shall mean the Senior Notes, the Senior Notes Indenture and each and every document executed or delivered in connection therewith, including all other security agreements, pledge agreements, stock pledges, mortgages, deeds, certificates and instruments, as each may be amended, restated, supplemented, or otherwise modified from time to time.
     “Senior Notes Indenture” shall mean, at any time, any indenture governing the Senior Notes at such time.

     “Senior Trustee” shall mean (a) the Trustee or (b) to the extent designated by the Borrowers and notified to the Administrative Agent, the trustee or representative under any Senior Notes described in clause (b) of the definition thereof.
     “Subordinated Creditors” shall mean the Lenders under the Credit Agreement, and their respective successors and assigns.
     “Subordinated Debt” shall mean and include all indebtedness, obligations and liabilities of any Subsidiary Guarantor under the Credit Documents, including all principal and interest, fees, expenses, reimbursements, indemnities and rights to indemnification, and other amounts payable or chargeable to any Subsidiary Guarantor thereunder.
     “Subordinated Loan Documents” shall mean this Guaranty and each and every document executed or delivered by any Subsidiary Guarantor in connection with this Guaranty and the other Credit Documents (whether now existing or hereafter arising), as the same may be amended, restated, supplemented, or otherwise modified from time to time in accordance with the terms of Section 3.
                    “UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of [Illinois].
SUBSIDIARY GUARANTIES.
Guaranties.
                    Subject to this Section 2, each Subsidiary Guarantor hereby unconditionally and irrevocably guarantees, jointly and severally, to the Administrative Agent and to each Lender the full and punctual payment (whether at maturity, by acceleration, by redemption or otherwise) and performance of the Obligations of the Borrowers (all the foregoing being hereinafter collectively called the “Guaranteed Obligations”). Each Subsidiary Guarantor further agrees that the Guaranteed Obligations may be extended or renewed, in whole or in part, without notice or further assent from such Subsidiary Guarantor and that such Subsidiary Guarantor will remain bound under this Section 2 notwithstanding any extension or renewal of any Guaranteed Obligation.
                    Each Subsidiary Guarantor waives presentation to, demand of, payment from and protest to the Borrowers of any of the Guaranteed Obligations and also waives notice of protest for nonpayment. Each Subsidiary Guarantor waives notice of any default under the Credit Documents or the Guaranteed Obligations. The obligations of each Subsidiary Guarantor hereunder shall not be affected by (1) the failure of the Administrative Agent or any Lender to assert any claim or demand or to enforce any right or remedy against the Borrowers or any other Person (including any Subsidiary Guarantor) under this Guaranty, the other Credit Documents or any other agreement or otherwise; (2) any extension or renewal of any thereof; (3) any rescission, waiver, amendment or modification of any of the terms or provisions of this Guaranty, the other Credit Documents or any other agreement; (4) the release of any security held by the Administrative Agent or any Lender for the Guaranteed Obligations or any of them; (5) the failure of the Administrative Agent or any Lender to exercise any right or remedy against any other guarantor of the Guaranteed Obligations; or (6) except as set forth in Section 2.5, any change in the ownership of such Subsidiary Guarantor.
                    Each Subsidiary Guarantor further agrees that its guaranty herein constitutes a guarantee of payment, performance and compliance when due (and not a guarantee of collection) and waives any right to require that any resort be had by the Administrative Agent or any Lender to any security held for payment of the Guaranteed Obligations.
                    Each Subsidiary Guarantor’s guaranty hereunder is, to the extent and in the manner set forth in Section 3, subordinated and subject in right of payment to the prior payment in full of the principal of and premium, if any, and interest on all Designated Senior Debt of the Subsidiary Guarantor giving such guaranty and each such guaranty is made subject to such provisions of this Guaranty.
                    Except as expressly set forth in Sections 2.2 and 2.5, the obligations of each Subsidiary Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense of setoff, counterclaim, recoupment or termination whatsoever or by reason of the invalidity, illegality or unenforceability of the Guaranteed Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Subsidiary Guarantor herein shall not be discharged or impaired or otherwise affected by the failure of the Administrative Agent or any Lender to assert any claim or demand or to enforce any remedy under this Guaranty, the Credit Documents or any other agreement, by any waiver or modification of any thereof, by any default, failure or delay, willful or otherwise, in the performance of the obligations, or by any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of such Subsidiary Guarantor or would otherwise operate as a discharge of such Subsidiary Guarantor as a matter of law or equity.
                    Each Subsidiary Guarantor further agrees that its guaranty herein shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of principal of or interest on any Guaranteed Obligation is rescinded or must otherwise be restored by the Administrative Agent or any Lender upon the bankruptcy or reorganization of the Borrowers or otherwise.
                    In furtherance of the foregoing and not in limitation of any other right which the Administrative Agent or any Lender has at law or in equity against any Subsidiary Guarantor by virtue hereof, upon the failure of the Borrowers to pay the principal of or interest on any Guaranteed Obligation when and as the same shall become due, whether at maturity, by acceleration, by redemption or otherwise, or to perform or comply with any other Guaranteed Obligation, each Subsidiary Guarantor hereby promises to and shall, upon receipt of written demand by the Administrative Agent, forthwith pay, or cause to be paid, in cash, to the Administrative Agent for the benefit of the Lenders an amount equal to the sum of (A) the unpaid amount of such Guaranteed Obligations, and (B) accrued and unpaid interest on such Guaranteed Obligations (but only to the extent not prohibited by law).

                    Each Subsidiary Guarantor shall not be entitled to any right of subrogation in respect of any Guaranteed Obligations guaranteed hereby until payment in full in cash or Cash Equivalents of all Guaranteed Obligations and all obligations to which the Guaranteed Obligations are subordinated as provided in Section 3. Each Subsidiary Guarantor further agrees that, as between it, on the one hand, and the Administrative Agent and the Lenders, on the other hand, (i) the maturity of the Guaranteed Obligations hereby may be accelerated as provided in Section 8.02 of the Credit Agreement for the purposes of such Subsidiary Guarantor’s guaranty herein, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Guaranteed Obligations guaranteed hereby, and (ii) in the event of any declaration of acceleration of such Guaranteed Obligations as provided in Section 8.02 of the Credit Agreement, such Guaranteed Obligations (whether or not due and payable) shall forthwith become due and payable by such Subsidiary Guarantor for the purposes of this Section.
                    Each Subsidiary Guarantor shall pay any and all costs and expenses (including reasonable attorneys’ fees) incurred by the Administrative Agent in enforcing any rights under this Section.
     Limitation on Liability. Any term or provision of this Guaranty to the contrary notwithstanding, the maximum aggregate amount of the Guaranteed Obligations guaranteed hereunder by any Subsidiary Guarantor shall not exceed the maximum amount that can be hereby guaranteed without rendering this Guaranty, as it relates to such Subsidiary Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer or similar laws affecting the rights of creditors generally.
     Successors and Assigns. This Section 2 shall be binding upon each Subsidiary Guarantor and its successors and assigns and shall enure to the benefit of the successors and assigns of the Administrative Agent and the Lenders and, in the event of any transfer or assignment of rights by the Administrative Agent or any Lender, the rights and privileges conferred upon that party in this Guaranty shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions of this Guaranty and the other Credit Documents.
     No Waiver. Neither a failure nor a delay on the part of either the Administrative Agent or the Lenders in exercising any right, power or privilege under this Section 2 shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of any right, power or privilege. The rights, remedies and benefits of the Administrative Agent and the Lenders herein expressly specified are cumulative and not exclusive of any other rights, remedies or benefits which either may have under this Section 2 or at law, in equity, by statute or otherwise.
     Release of Subsidiary Guarantor. A Subsidiary Guarantor will be released from its obligations under this Section 2 (other than any obligation that may have arisen under Section 2.6)
                    upon the sale (including any sale pursuant to any exercise of remedies by a holder of Indebtedness by the Company or of such Subsidiary Guarantor) or other disposition (including by way of consolidation or merger) of a Subsidiary Guarantor, including the sale or disposition of the Capital Stock of a Subsidiary Guarantor, following which such Subsidiary Guarantor is no longer a Subsidiary of the Parent, upon the sale or disposition of all or substantially all the assets of such Subsidiary Guarantor, in connection with the merger or consolidation of a Subsidiary Guarantor with (a) a Borrower or (b) any other Subsidiary Guarantor (provided that the surviving entity remains a Subsidiary Guarantor), upon the Parent properly designating such Subsidiary Guarantor as an “Unrestricted Subsidiary” under the Senior Notes Indenture, upon a liquidation or dissolution of such Subsidiary Guarantor permitted under the Credit Documents, upon such Subsidiary Guarantor becoming joined as a borrower or a guarantor under the Credit Agreement, dated on or about the date hereof (including all annexes, exhibits and schedules thereto and as from time to time amended, restated, replaced, refinanced, supplemented or otherwise modified) among Aviv Financing IV, L.L.C., the other Persons party thereto as guarantors, the financial institutions party thereto as lenders and Bank of America, N.A., as administrative agent, when the Guaranteed Obligations have been paid and performed in full (other than contingent obligations for which no claim has been asserted), and upon any other release by the Administrative Agent in accordance with Section 9.11 of the Credit Agreement;
provided, however, that in the case of clauses (a) and (b) above, (i) such sale or other disposition is made to a Person other than the Parent or a Subsidiary of the Parent and (ii) such sale or disposition is otherwise permitted by the Credit Documents. At the request of the Borrowers, the Administrative Agent shall execute and deliver appropriate instruments evidencing such release.
     Contribution. Each Subsidiary Guarantor that makes a payment under its Subsidiary Guaranty shall be entitled upon payment in full of all Guaranteed Obligations under this Guaranty (other than contingent obligations for which no claim has been asserted) to a contribution from each other Subsidiary Guarantor in an amount equal to such other Subsidiary Guarantor’s pro rata portion of such payment based on the respective net assets of all the Subsidiary Guarantors at the time of such payment determined in accordance with GAAP.
SUBORDINATION.
     General. Notwithstanding any provision of the Senior Notes Documents or the Subordinated Loan Documents, (a) the Subordinated Debt shall be subordinate, junior and inferior in right of payment to all Designated Senior Debt, to the extent and in the manner provided for in this Section 3 and (b) no payments shall be permitted to be made, accepted, or retained on the Subordinated Debt other than as expressly permitted in Section 3.2 hereof. The

Administrative Agent, by the execution and delivery hereof, agrees on behalf of the Lenders to be bound by the provisions of this Section 3. As further provided in Section 3.4, neither the Administrative Agent nor any Subordinated Creditor shall contest the validity, perfection, priority, or enforceability of any Lien granted or ostensibly granted by any Subsidiary Guarantor to, or arising in favor of, the Senior Trustee or any Senior Creditor, any payment on the Designated Senior Debt, or the allowance of the Designated Senior Debt as a senior secured claim, and the Administrative Agent, for itself and on behalf of the Subordinated Creditors, agrees to cooperate in the defense of any action contesting the validity, perfection, priority, or enforceability of such Liens or such payment or allowance. The Administrative Agent, for itself and on behalf of the Subordinated Creditors, agrees that, as between the Senior Creditors and Subordinated Creditors, the terms of this Section 3 shall govern even if part or all of the Designated Senior Debt or the Liens securing payment and performance thereof are avoided, disallowed, set aside, or otherwise invalidated in any judicial proceeding or otherwise.
     Permitted Payments. No direct payments (whether principal, interest, indemnities or otherwise) shall be made by the Subsidiary Guarantors, or accepted or retained by the Subordinated Creditors or the Administrative Agent on account of the Subordinated Debt until the full and final payment in cash and performance of the obligations under the Senior Notes Documents (excluding any contingent indemnification obligations not yet due and payable and as to which no claim or demand for payment has occurred); provided that neither this Section 3.2 nor any other provision of this Section 3 shall prohibit or restrict the payment of dividends or other distributions by any Subsidiary Guarantor to the holders of its Capital Stock to the extent made in compliance with the terms of the Credit Agreement.
     No Agency. This Section 3 shall not create any agency relationship between Senior Creditors and the Senior Trustee, on the one hand, and Subordinated Creditors and the Administrative Agent, on the other hand.
     Suspension of Remedies of Subordinated Creditors. Neither the Administrative Agent, nor any Subordinated Creditor shall:
                    commence, prosecute or participate in any Proceeding against any Subsidiary Guarantor or any of its assets, provided that, as more fully set forth in Section 3.11 hereof, the Subordinated Creditors and the Administrative Agent may file a proof of claim in a Proceeding involving any Subsidiary Guarantor, which proof of claim shall indicate such Subordinated Creditor’s subordination hereunder;
                    have any right to, possess or attempt to possess any of the assets of any Subsidiary Guarantor, enforce any Lien in, foreclose, levy or execute upon, or collect or attach any such assets, whether by private or judicial action or otherwise;
                    seek, be party to, or accept any Lien granted by any Subsidiary Guarantor to, or arising in favor of, the Administrative Agent (or any Subordinated Creditor) on any assets or properties of any Subsidiary Guarantor;
                    take nor consent to, or acquiesce in the taking of, any action hereafter to set aside, challenge or otherwise dispute the existence or priority of any Designated Senior Debt or the creation, attachment, perfection or continuation of any Lien granted to or arising in favor of the Senior Trustee or any Senior Creditor in any assets of any Subsidiary Guarantor; or
                    declare or join in the declaration of any Subordinated Debt to be due and payable or otherwise accelerate the maturity of the principal of the Subordinated Debt, accrued interest thereon or prepayment premium or other amounts due with respect thereto; provided that this clause (e) shall cease to apply with respect to the Subordinated Debt of any Subsidiary Guarantor in the event and during the continuance of any Proceeding relating to such Subsidiary Guarantor;
provided, however, that the foregoing limitations shall terminate upon the full and final payment in cash and performance of the obligations under the Senior Notes Documents (excluding any contingent indemnification obligations not yet due and payable and as to which no claim or demand for payment has occurred).
     Matters Relating to Liens. The Administrative Agent acknowledges and agrees on behalf of the Subordinated Creditors that no Liens on any of the assets or properties of any Subsidiary Guarantor now or in the future shall secure any Subsidiary Guarantor’s obligations under this Guaranty or otherwise with respect to the Subordinated Debt until the full and final payment in cash and performance of the obligations under the Senior Notes Documents (excluding any contingent indemnification obligations not yet due and payable and as to which no claim or demand for payment has occurred). The Administrative Agent acknowledges and agrees on behalf of the Subordinated Creditors that notwithstanding the foregoing, any and all Liens affecting any of the real or personal property of any Subsidiary Guarantor, now, heretofore, or hereafter granted by any Subsidiary Guarantor to, or arising in favor of, any Subordinated Creditor or the Administrative Agent are hereby, and shall at all times hereafter continue to be, subordinated in Lien and priority to all Liens now, heretofore, or hereafter granted by such Subsidiary Guarantor to, or arising in favor of, the Senior Creditors or the Senior Trustee, notwithstanding the date, time, manner or order of perfection or attachment of such Liens or the recording of the instruments and financing statements creating or perfecting such Liens, and notwithstanding the usual application of the priority provisions of the Uniform Commercial Code as in effect in any jurisdiction or any other applicable law or judicial decision of any jurisdiction. The Lien priorities provided in this Section shall not be altered or otherwise affected by any amendment, modification, supplement, extension, renewal, restatement or refinancing of either the Designated Senior Debt or the Subordinated Debt nor by any action or inaction which the Administrative Agent or any Subordinated Creditor or the Senior Trustee or any Senior Creditor may take or fail to take in respect of any of the collateral securing any of the Debt.
     Payments Notwithstanding. No payment or distribution of any character, whether in cash, securities or other property, to which Subordinated Creditors would have been entitled except for the provisions of this Section 3 and that shall have been made to or for the account of any Senior Creditor shall, as between any Subsidiary Guarantor and its creditors (other than Senior Creditors), be deemed to be a payment or distribution by such Subsidiary Guarantor to or for the account of any Senior Creditor, and from and after the full and final payment in cash and performance of the obligations under the Senior Notes Documents (excluding any contingent indemnification obligations not yet due and payable and as to which no claim or demand for payment has occurred), Subordinated Creditors shall be subrogated to all rights of

Senior Creditors to receive any further payments or distribution applicable to the Designated Senior Debt until the principal of and interest on the Subordinated Debt shall be paid in full, and no such payment or distribution made pursuant to such rights of subrogation to Subordinated Creditors that otherwise would be payable or distributable to or for the account of Senior Creditors shall, as between any Subsidiary Guarantor and its creditors (other than Subordinated Creditors), be deemed to be a payment or distribution by such Subsidiary Guarantor to Subordinated Creditors or on account of the Subordinated Debt.
     No Prejudice or Impairment. The provisions of this Section 3 are solely for the purposes of defining the relative rights of Senior Creditors, on the one hand, and Subordinated Creditors, on the other hand. Nothing herein shall impair or prevent any Senior Creditor from exercising all rights and remedies otherwise permitted by applicable law upon default under the Senior Notes Documents subject, however, to the provisions of this Section 3. Senior Creditors shall not be prejudiced in the right to enforce subordination of the Subordinated Debt by any act or failure to act by any Subsidiary Guarantor or anyone in custody of its assets or property. Nothing herein shall impair, as between any Subsidiary Guarantor and the Subordinated Creditors, the obligations of any Subsidiary Guarantor, which are unconditional and absolute, to pay to the Subordinated Creditors the principal of and interest on the Subordinated Debt as and when the same shall become due in accordance with their terms, nor shall anything herein prevent Subordinated Creditors from exercising all rights and remedies otherwise permitted by applicable law upon default under the Subordinated Loan Documents, subject in each case, however, to the provisions of this Section 3.
     Turnover of Payments. If any payment, distribution or security, or the proceeds of any thereof, shall be collected or received by the Administrative Agent or any Subordinated Creditor in contravention of any of the terms of this Section 3 and prior to the full and final payment in cash and performance of the obligations under the Senior Notes Documents (excluding any contingent indemnification obligations not yet due and payable and as to which no claim or demand for payment has occurred), then, subject to this Section 3, the holder thereof will forthwith deliver such payment, distribution, security or proceeds to the Senior Trustee (together with any necessary indorsement), to the extent necessary to pay all such Designated Senior Debt in full in cash, and, until so delivered, the same shall be held in trust by such holder as the property of the Senior Trustee and Senior Creditors. Upon the full and final payment in cash and performance of the obligations under the Senior Notes Documents (excluding any contingent indemnification obligations not yet due and payable and as to which no claim or demand for payment has occurred), the Senior Trustee and Senior Creditors shall pay to the Administrative Agent (or such other person or entity who might be lawfully entitled thereto) any amount in excess thereof that Subordinated Creditors would have been entitled to but for the application of the immediately preceding sentence, but solely to the extent any such amount was actually received by Senior Creditors or the Senior Trustee.
     Waivers and Agreements of the Subordinated Creditor. The Administrative Agent, for itself and on behalf of the Subordinated Creditors, hereby waives any defense based on the adequacy of a remedy at law or equity which might be asserted as a bar to the remedy of specific performance of the terms of this Section 3 in any action brought therefor by the Senior Trustee or any Senior Creditor. To the fullest extent permitted by applicable law, and except as expressly set forth herein, the Administrative Agent, for itself and on behalf of the

Subordinated Creditors, hereby further waives any claim it may now or hereafter have against the Senior Trustee or any Senior Creditor arising out of: (i) presentment, demand, protest, notice of protest, notice of default or dishonor, notice of payment or nonpayment, and any and all other notices and demands of any kind in connection the Senior Notes Documents and the Designated Senior Debt; and (ii) the right to require the Senior Trustee or any Senior Creditor to marshal any assets or Collateral, or to enforce any Lien the Senior Trustee or any Senior Creditor may now or hereafter have in any assets or Collateral securing the Designated Senior Debt, or to pursue any claim the Senior Trustee or any Senior Creditor may have against any guarantor of the Designated Senior Debt.
     Separate Classes of Obligations. Notwithstanding any provision of the Senior Notes Documents or this Section 3, each of the Senior Trustee, the Administrative Agent, and Subsidiary Guarantors hereby agree that the Designated Senior Debt, on the one hand, and the Subordinated Debt, on the other hand, are and shall be treated for all purposes as separate and distinct classes of debt obligations of each Subsidiary Guarantor.
     Bankruptcy.
                    In connection with any Proceeding, the agreements contained in this Section 3 shall remain in full force and effect and enforceable pursuant to their terms in accordance with Section 510(a) of the Bankruptcy Code, and all references herein to any Subsidiary Guarantor shall be deemed to apply to such Subsidiary Guarantor as debtor in possession and to any trustee or receiver for the estate of such Subsidiary Guarantor.
                    In the event and during the continuance of any Proceeding, all Designated Senior Debt shall first be fully and finally paid in cash and performed before any payment or distribution of any character, whether in cash, securities or other property (except securities that are subordinate and junior in right of payment to the payment of Designated Senior Debt in accordance with this Section 3 at least to the extent provided in this Section 3) shall be made, received, accepted, or retained for or on account of any Subordinated Debt. In the event of any Proceeding any payment or distribution in any such Proceeding of any kind or character, whether in cash, securities, or other property that would otherwise (but for this Section 3) be payable or deliverable in respect of any Subordinated Debt shall be paid or delivered by the person making such distribution or payment, whether a trustee in bankruptcy, receiver, assignee for the benefit of creditors, liquidating trustee or agent, or otherwise, directly to the Senior Trustee for application in payment of the Designated Senior Debt in accordance with the priorities then existing among such holders to the extent necessary to pay in full all Designated Senior Debt then remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of Designated Senior Debt.
                    Without limiting the generality of the foregoing, until the full and final payment in cash and performance of the obligations under the Senior Notes Documents (excluding any contingent indemnification obligations not yet due and payable and as to which no claim or demand for payment has occurred), the Administrative Agent agrees that, if a Proceeding occurs, (i) all or any Senior Creditors may provide financing to the applicable Subsidiary Guarantor or any of its affiliates and subsidiaries pursuant to Section 364 of the Bankruptcy Code or other applicable law on such terms and conditions and in such amounts as such Senior Creditors, in their sole discretion, may decide, without seeking or obtaining the consent of the Administrative Agent or any Subordinated Creditor and (ii) the Administrative Agent and Subordinated Creditors shall not oppose or object to the payment of interest as provided under Section 506(b) and (c) of the Bankruptcy Code to any holders of the Designated Senior Debt.
                    In connection with any Proceeding, the Administrative Agent agrees that neither the Administrative Agent nor any Subordinated Creditor will initiate, prosecute, encourage, or assist with any other person or entity to initiate or prosecute any claim, action, or other proceeding (i) contesting or challenging the validity or enforceability of this Section 3, (ii) contesting or challenging the validity, perfection, priority or enforceability of any Liens of the Senior Trustee or any Senior Creditor, (iii) contesting or challenging any collection, enforcement, disposition, or acceptance or retaining of, or other remedial action with respect to, Collateral by the Senior Trustee or any Senior Creditor, to the extent related to satisfying Designated Senior Debt or (iv) asserting any claims, if any, which any Subsidiary Guarantor may hold with respect to any Senior Creditor or the Designated Senior Debt.
                    If in or as a result of any Proceeding the Senior Trustee or any Senior Creditor returns, refunds, or repays to any Subsidiary Guarantor or any trustee, receiver, or committee appointed in such Proceeding any payment or Proceeds of any Collateral (the foregoing, a “Recovery”) in connection with any action, suit, or proceeding alleging that the Senior Trustee’s or such Senior Creditor’s receipt of such payment or Proceeds was a transfer voidable or avoidable under state or federal law, then the Senior Trustee or such Senior Creditor shall be deemed not to have ever received such payment or Proceeds for purposes of this Section 3 in determining whether and when the payment in full in cash of the Designated Senior Debt has occurred. If this Section 3 shall have been terminated prior to such Recovery (except as the result of the effectiveness of a plan of reorganization adopted in a Proceeding), this Section 3 shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair, or otherwise affect the obligations of the parties hereto from such date of reinstatement.
                    Notwithstanding any other provision of this Section 3, Subordinated Creditors and the Administrative Agent (1) may file a proof of claim in a Proceeding involving any Subsidiary Guarantor, which proof of claim shall indicate such Subordinated Creditor’s subordination hereunder and (2) shall be entitled to file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any Person objecting to or otherwise seeking the disallowance of the claims of Subordinated Creditors.
     Sale of Assets. In the event of a sale of some or all of any Subsidiary Guarantor’s assets, whether initiated by the Senior Trustee and Senior Creditors (i.e., as part of a liquidation of its Liens) or by such Subsidiary Guarantor with Senior Creditors’ consent, the Administrative Agent agrees to release any Lien in such assets, or any of them, upon the request of the Senior Trustee, whether or not the Administrative Agent (or any Subordinated Creditor) will receive any proceeds from such sale. Should the Administrative Agent fail to do so within five (5) Business Days after its receipt of the Senior Trustee’s request, the Senior Trustee may, acting as the Administrative Agent’s attorney-in-fact, do so itself in the Administrative Agent’s name. Nothing in this Section shall be construed as any express or implied consent to the Administrative Agent’s or the Subordinated Creditors’ taking, or having the benefit of, a Lien on any of any Subsidiary Guarantor’s assets, and the Administrative Agent hereby expressly acknowledges and agrees on behalf of the Subordinated Creditors that no Liens shall be permitted to secure any of the Subordinated Debt.
     Benefit of Section 3. This Section 3 shall constitute a continuing offer to all persons and entities who, in reliance upon such provisions, become Senior Creditors, and such provisions are made for the benefit of Senior Creditors and they may enforce such provisions. The subordination provisions of this Section 3 are solely for the purpose of establishing the priorities of each of the Senior Creditors and the Subordinated Creditors and shall not inure to the benefit of any other person or entity except for their respective successors and assigns.
     Acknowledgment Regarding Senior Creditors. The Administrative Agent on behalf of the Subordinated Creditors hereby acknowledges and agrees that Senior Creditors refers to the “Holders” under the Senior Notes Indenture from time to time.
     Amendment; Amendment to Subordinated Loan Documents; Amendments to Senior Notes Documents. Neither this Section 3 nor any of the terms hereof may be amended, waived, discharged, or terminated, unless such amendment, waiver, discharge, or termination is consented to in a writing signed by the Senior Trustee and the Administrative Agent, and the parties hereto agree that, so long as any amendment, restatement, waiver, supplement, or other modification of this Section 3 does not modify or alter any Subsidiary Guarantor’s obligations to any Person, (a) neither any Subsidiary Guarantors’ consent to nor execution and delivery of any such amendment, restatement, waiver, supplement, or other modification of this Section 3 shall be required and (b) failure to provide any notice to any Subsidiary Guarantor of any amendment, restatement, waiver, supplement, or other modification of this Section 3 shall not affect the validity or enforceability thereof; provided, that if any amendment, restatement, waiver, supplement or other modification of this Section 3 modifies or alters any Subsidiary Guarantor’s obligations to any Person, then such amendment, restatement, waiver, supplement or other modification shall not be effective as against such Subsidiary Guarantor unless agreed or acknowledged in writing by such Subsidiary Guarantor. The Senior Creditors and the Senior Trustee shall have the right, without notice to the Administrative Agent or any Subordinated Creditor, to amend, restate, supplement, or otherwise modify the Senior Notes Documents, in accordance with the terms thereof, including any extensions or shortening of time of payments (even if such shortening causes any Designated Senior Debt to be due on demand or otherwise), any revision of any amortization schedule with respect thereto, any increase in the amount of the Designated Senior Debt, any release of any collateral securing the Designated Senior Debt or the release of any guarantor guaranteeing the Designated Senior Debt, and any change to the conditions that must be satisfied before any Subsidiary Guarantor may make any payment on any of the Subordinated Debt, and the Subordinated Creditors consent and agree to each and every such amendment, restatement, supplement, modification, or release without notice thereof, provided, however, that no such consent or agreement shall constitute any consent or agreement to any amendment, restatement, supplement, modification, or release of the Credit Documents.
     Distribution or Notice to Senior Trustee. Whenever any Person is to make a distribution or give a notice to holders of Designated Senior Debt of any Subsidiary Guarantor,

such Person shall be entitled to make such distribution or give such notice to the Senior Trustee.
     Section 3 Not To Prevent Events of Default. The failure to make a payment pursuant this Guaranty by reason of any provision in this Section 3 shall not be construed as preventing the occurrence of a Default or an Event of Default.
     Administrative Agent Entitled To Rely. Upon any payment or distribution pursuant to this Section 3, the Administrative and the Subordinated Creditors shall be entitled to rely (a) upon any order or decree of a court of competent jurisdiction in which any proceedings of the nature referred to in Section [3.11] are pending, (b) upon a certificate of the liquidating trustee or agent or other Person making such payment or distribution to the Administrative Agent or to the Subordinated Creditors or (c) upon the Senior Trustee for the holders of Designated Senior Debt of any Subsidiary Guarantor for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of such Designated Senior Debt and other indebtedness of such Subsidiary Guarantor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Section 3. In the event that the Administrative Agent determines, in good faith, that evidence is required with respect to the right of any Person as a holder of Designated Senior Debt of any Subsidiary Guarantor to participate in any payment or distribution pursuant to this Section 3, the Administrative Agent shall be entitled to request such Person to furnish evidence to the reasonable satisfaction of the Administrative Agent as to the amount of Designated Senior Debt of such Subsidiary Guarantor held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and other facts pertinent to the rights of such Person under this Section 3, and, if such evidence is not furnished, the Administrative Agent shall be entitled to defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment. The provisions of Section 9.03 of the Credit Agreement shall be applicable to all actions or omissions of actions by the Administrative Agent pursuant to this Section 3.
     Administrative Agent Not Fiduciary for Holders of Designated Senior Debt of Subsidiary Guarantor. The Administrative Agent shall not be deemed to owe any fiduciary duty to the holders of Designated Senior Debt of any Subsidiary Guarantor and shall not be liable to any such holders if it shall mistakenly pay over or distribute to the Lenders or the Borrowers or any other Person, money or assets to which any holders of such Designated Senior Debt shall be entitled by virtue of this Section 3 or otherwise.
REPRESENTATIONS AND WARRANTIES.
     Existence; Qualification and Power. Each Subsidiary Guarantor (a) is duly organized or formed, validly existing and, as applicable, in good standing under the Laws of the jurisdiction of its organization or formation; (b) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals necessary to (i) own or lease its assets and carry on its business and (ii) execute, deliver and perform its obligations under this Guaranty and (c) is duly qualified and is licensed and, as applicable, in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or licenses, except in each case referred to in clause (b)(i) or (c), to the extent that such failure to do so could not reasonably be expected to have a Material Adverse Effect.
     Authorization; No Contravention. The execution, delivery and performance of by each Subsidiary Guarantor of this Guaranty have been duly authorized by all necessary corporate or other organization action, and do not and will not (a) contravene the terms of any of such Person’s Organization Documents, (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (ii) any order, injunction, write or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject, except to the extent, in each of clauses (i) and (ii), that failure to do so could not reasonably be expected to have a Material Adverse Effect or (c) violate any Law except to the extent that violation thereof could not reasonably be expected to have a Material Adverse Effect.
     Binding Effect. This Guaranty has been duly executed and delivered by each Subsidiary Guarantor. This Guaranty constitutes a legal, valid and binding obligation of each Subsidiary Guarantor, enforceable against such Subsidiary Guarantor in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditor’s rights generally and subject to general principals of equity, regardless of whether considered in a proceeding in equity or at law.
OTHER TERMS.
     Modification. Subject to Section 3.15, no modification, amendment or waiver of any provision of this Guaranty, nor the consent to any departure by any Subsidiary Guarantor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Subsidiary Guarantor in any case shall entitle such Subsidiary Guarantor to any other or further notice or demand in the same, similar or other circumstances
     Successors and Assigns. This Guaranty and the terms, covenants and conditions hereof shall be binding upon and inure to the benefit of the parties hereto, and their respective successors, heirs, and assigns.
     Notices. Whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by another, or whenever any of the parties desires to give or serve upon another any such communication with respect to this Guaranty, each such notice, demand, request, consent, approval, declaration, or other communication shall be in writing (including by telecopier) and shall be deemed to have been duly given and received, for purposes hereof, when (a) delivered by hand or three days after being deposited in the mail, postage prepaid, at or to the recipient’s address as set forth on its signature page hereto, and (b) in the case of telecopy notice, when sent to the recipient’s facsimile number set forth on its signature page hereto or at such address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, or three business days after the same shall have been deposited in the United States mail, certified, return receipt requested. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to the persons designated above to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication..
     Counterparts. This Guaranty may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. This Guaranty may be executed by each party on separate copies, which copies, when combined so as to include the signatures of all parties, shall constitute a single counterpart of this Guaranty.
     Fax or Other Transmission. Delivery by one or more parties hereto of an executed counterpart of this Guaranty via facsimile, telecopy, or other electronic method of transmission pursuant to which the signature of such party can be seen (including, without limitation, Adobe Corporation’s Portable Document Format) shall have the same force and effect as the delivery of an original executed counterpart of this Guaranty. Any party delivering an executed counterpart of this Guaranty by facsimile or other electronic method of transmission shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of this Guaranty.
     Final Agreement. This Guaranty represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties. To the extent the terms and provisions of this Guaranty conflict with those of any other Credit Documents, the terms and provisions of this Guaranty shall control.
     Severability. If any provision of this Guaranty is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.
     Governing Law; Submission to Jurisdiction and Service of Process; Arbitration; Waiver of Jury Trial. THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS, WITHOUT GIVING EFFECT TO THE CHOICE OF LAW PROVISIONS THEREOF. Each party hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of the United States District Court of the Northern District of Illinois, and of any state court of the State of Illinois located in Chicago and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Guaranty, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Illinois state court or, to the extent permitted by applicable law, such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO BY EXECUTION HEREOF KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT EACH MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY WITH RESPECT HERETO.
     Credit Document. This Guaranty shall constitute a Credit Document pursuant to and as defined in the Credit Agreement.
(signature page follows)

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Guaranty as of the date first above written.

“SUBSIDIARY GUARANTORS”

[SUBSIDIARY GUARANTORS]

By:

Name:
Title:

[ ] [ ] [ ] Attention: [ ] Facsimile: [ ]

GENERAL ELECTRIC CAPITAL
CORPORATION, as Administrative Agent

By:

Name:
Title:

[ ] [ ] [ ] Attention: [ ] Facsimile: [ ]

The undersigned hereby agrees to the provisions of Section 3.

[TRUSTEE], as Trustee

By:

Name:
Title:

[ ] [ ] [ ] Attention: [ ] Facsimile: [ ]

EXHIBIT C TO AMENDMENT NO. 1
Aviv Healthcare Properties Limited Partnership
Aviv Healthcare Capital Corporation
Aviv Asset Management, L.L.C.
Aviv Financing II, L.L.C.
Aviv Financing III, L.L.C.
Aviv Financing V, L.L.C.
Aviv Healthcare Properties Operating Partnership I, L.P.
Aviv OP Limited Partner, L.L.C.
Arkansas Aviv, L.L.C.
Aviv Foothills, L.L.C.
Belleville Illinois, L.L.C.
Bellingham II Associates, L.L.C.
Camas Associates, L.L.C.
Chatham Aviv, L.L.C.
Clarkston Care, L.L.C.
Colonial Madison Associates, L.L.C.
CR Aviv, L.L.C.
Effingham Associates, L.L.C.
Elite Mattoon, L.L.C.
Elite Yorkville, L.L.C.
Fountain Associates, L.L.C.
Four Fountains Aviv, L.L.C.
Giltex Care, L.L.C.
HHM Aviv, L.L.C.
Hidden Acres Property, L.L.C.
Idaho Associates, L.L.C.
Karan Associates Two, L.L.C.
KB Northwest Associates, L.L.C.
Mansfield Aviv, L.L.C.
Minnesota Associates, L.L.C.
Monterey Park Leasehold Mortgage, L.L.C.
Northridge Arkansas, L.L.C.
Norwalk ALF Property, L.L.C.
Oakland Nursing Homes, L.L.C.
October Associates, L.L.C.
Ogden Associates, L.L.C.
Ohio Aviv, L.L.C.
Oregon Associates, L.L.C.
Prescott Arkansas, L.L.C.
Salem Associates, L.L.C.
San Juan NH Property, L.L.C.
Santa Fe Missouri Associates, L.L.C.
Searcy Aviv, L.L.C.
Skagit Aviv, L.L.C.
Southeast Missouri Property, L.L.C.
Star City Arkansas, L.L.C.
Sun-Mesa Properties, L.L.C.
Wellington Leasehold, L.L.C.
West Pearl Street, L.L.C.
Woodland Arkansas, L.L.C.
Xion, L.L.C.

SCHEDULE 1.01
SUBSIDIARY BORROWERS
Alamogordo Aviv, L.L.C., a New Mexico limited liability company
Arma Yates, L.L.C., a Delaware limited liability company
Aviv Liberty, L.L.C., a Delaware limited liability company
Avon Ohio, L.L.C., a Delaware limited liability company
Benton Harbor, L.L.C., an Illinois limited liability company
BHG Aviv, L.L.C., a Delaware limited liability company
Bonham Texas, L.L.C., a Delaware limited liability company
California Aviv Two, L.L.C., a Delaware limited liability company
California Aviv, L.L.C., a Delaware limited liability company
Chenal Arkansas, L.L.C., a Delaware limited liability company
Chippewa Valley, L.L.C., an Illinois limited liability company
Clayton Associates, L.L.C., a New Mexico limited liability company
Columbia View Associates, L.L.C., a Delaware limited liability company
Columbus Texas Aviv, L.L.C., a Delaware limited liability company
Columbus Western Avenue, L.L.C., a Delaware limited liability company
Commerce Nursing Homes, L.L.C., an Illinois limited liability company
Denison Texas, L.L.C., a Delaware limited liability company
Falfurrias Texas, L.L.C., a Delaware limited liability company
Florence Heights Associates, L.L.C., a Delaware limited liability company
Freewater Oregon, L.L.C., a Delaware limited liability company
Fullerton California, L.L.C., a Delaware limited liability company
Great Bend Property, L.L.C., a Delaware limited liability company
Heritage Monterey Associates, L.L.C., an Illinois limited liability company
Highland Leasehold, L.L.C., a Delaware limited liability company
Hobbs Associates, L.L.C., an Illinois limited liability company
Hot Springs Aviv, L.L.C., a Delaware limited liability company
Houston Texas Aviv, L.L.C., a Delaware limited liability company
Hutchinson Kansas, L.L.C., a Delaware limited liability company
Karan Associates, L.L.C., a Delaware limited liability company
Little Rock Aviv, L.L.C., a Delaware limited liability company
Manor Associates, L.L.C., a Delaware limited liability company
Massachusetts Nursing Homes, L.L.C., a Delaware limited liability company
Missouri Regency Associates, L.L.C., a Delaware limited liability company
Mt. Vernon Texas, L.L.C., a Delaware limited liability company
N.M. Bloomfield Three Plus One Limited Company, a New Mexico limited liability company
N.M. Espanola Three Plus One Limited Company, a New Mexico limited liability company
N.M. Lordsburg Three Plus One Limited Company, a New Mexico limited liability company
N.M. Silver City Three Plus One Limited Company, a New Mexico limited liability company
Omaha Associates, L.L.C., a Delaware limited liability company
Orange ALF Property, L.L.C., a Delaware limited liability company
Peabody Associates, L.L.C., a Delaware limited liability company
Raton Property Limited Company, a New Mexico limited liability company

Red Rocks, L.L.C., an Illinois limited liability company
Riverside Nursing Home Associates, L.L.C., a Delaware limited liability company
Santa Ana-Bartlett, L.L.C., an Illinois limited liability company
Savoy/Bonham Venture, L.L.C., a Delaware limited liability company
Skyview Associates, L.L.C., a Delaware limited liability company
Tujunga, L.L.C., a Delaware limited liability company
VRB Aviv, L.L.C., a Delaware limited liability company
Washington-Oregon Associates, L.L.C., an Illinois limited liability company
Wheeler Healthcare Associates, L.L.C., a Texas limited liability company
Willis Texas Aviv, L.L.C., a Delaware limited liability company
Yuba Aviv, L.L.C., a Delaware limited liability company

SCHEDULE 2.03 PART I
AMORTIZATION SCHEDULE (TERM)

Period	Date	Days	Ending Balance	Principal Payment
0	10/1/2010		239,177,230.00
1	11/1/2010	31	238,856,810.21	320,419.79
2	12/1/2010	30	238,496,653.15	360,157.05
3	1/1/2011	31	238,172,863.56	323,789.59
4	2/1/2011	31	237,847,470.76	325,392.80
5	3/1/2011	28	237,406,498.24	440,972.53
6	4/1/2011	31	237,077,310.87	329,187.37
7	5/1/2011	30	236,708,627.04	368,683.82
8	6/1/2011	31	236,375,984.24	332,642.80

9	7/1/2011	30	236,003,939.89	372,044.35
10	8/1/2011	31	235,667,807.91	336,131.98
11	9/1/2011	31	235,330,011.60	337,796.30
12	10/1/2011	30	234,952,955.31	377,056.30
13	11/1/2011	31	234,611,619.49	341,335.82
14	12/1/2011	30	234,231,120.90	380,498.59
15	1/1/2012	31	233,886,211.00	344,909.90
16	2/1/2012	31	233,539,593.31	346,617.68
17	3/1/2012	29	233,116,656.46	422,936.85
18	4/1/2012	31	232,766,228.42	350,428.05
19	5/1/2012	30	232,376,887.32	389,341.09
20	6/1/2012	31	232,022,796.39	354,090.93
21	7/1/2012	30	231,629,893.02	392,903.37
22	8/1/2012	31	231,272,103.43	357,789.59
23	9/1/2012	31	230,912,542.28	359,561.15
24	10/1/2012	30	230,514,318.95	398,223.34
25	11/1/2012	31	230,151,005.71	363,313.23
26	12/1/2012	30	229,749,133.34	401,872.37
27	1/1/2013	31	229,382,031.38	367,101.96
28	2/1/2013	31	229,013,111.75	368,919.63
29	3/1/2013	28	228,532,630.01	480,481.74
30	4/1/2013	31	228,159,504.67	373,125.35
31	5/1/2013	30	227,748,089.69	411,414.98
32	6/1/2013	31	227,371,079.78	377,009.91
33	7/1/2013	30	226,955,886.93	415,192.85
34	8/1/2013	31	226,574,954.52	380,932.41
35	9/1/2013	31	226,192,135.96	382,818.56
36	10/1/2013	30	225,771,294.01	420,841.95
37	11/1/2013	31	225,384,496.22	386,797.79
38	12/1/2013	30	224,959,784.32	424,711.89
39	1/1/2014	31	224,568,968.43	390,815.89
40	2/1/2014	31	224,176,217.46	392,750.97
41	3/1/2014	28	223,674,104.05	502,113.41
42	4/1/2014	31	223,276,922.25	397,181.80
43	5/1/2014	30	222,842,111.57	434,810.68
44	6/1/2014	31	222,440,810.25	401,301.31

Period	Date	Days	Ending Balance	Principal Payment
45	7/1/2014	30	222,001,993.20	438,817.05
46	8/1/2014	31	221,596,532.13	405,461.07
47	9/1/2014	31	221,189,063.47	407,468.66
48	10/1/2014	30	220,744,248.46	444,815.01
49	11/1/2014	31	220,332,559.81	411,688.65
50	12/1/2014	30	219,883,640.72	448,919.09
51	1/1/2015	31	219,467,690.87	415,949.85
52	2/1/2015	31	219,049,681.48	418,009.38
53	3/1/2015	28	218,524,641.07	525,040.42
54	4/1/2015	31	218,101,962.28	422,678.79
55	5/1/2015	30	217,642,354.91	459,607.37
56	6/1/2015	31	217,215,307.58	427,047.33
57	7/1/2015	30	216,751,451.66	463,855.92
58	8/1/2015	31	216,319,993.11	431,458.54
59	9/1/2015	31	215,886,398.25	433,594.86
60	10/1/2015	30	215,416,174.64	470,223.61
61	11/1/2015	31	214,978,104.63	438,070.02
62	12/1/2015	30	214,503,528.77	474,575.85
63	1/1/2016	31	214,060,939.89	442,588.88
64	2/1/2016	31	213,616,159.58	444,780.31
65	3/1/2016	29	213,100,938.50	515,221.09
66	4/1/2016	31	212,651,404.85	449,533.65
67	5/1/2016	30	212,165,680.22	485,724.62
68	6/1/2016	31	211,711,515.75	454,164.48
69	7/1/2016	30	211,221,287.49	490,228.26
70	8/1/2016	31	210,762,446.95	458,840.53
71	9/1/2016	31	210,301,334.52	461,112.43
72	10/1/2016	30	209,804,349.15	496,985.38
73	11/1/2016	31	209,338,492.80	465,856.35
74	12/1/2016	30	208,836,893.81	501,598.99
75	1/1/2017	31	208,366,247.21	470,646.59
76	2/1/2017	31	207,893,270.27	472,976.95
77	3/1/2017	28	207,318,335.90	574,934.37
78	4/1/2017	31	206,840,170.33	478,165.57
79	5/1/2017	30	206,326,600.21	513,570.12
80	6/1/2017	31	205,843,524.18	483,076.03
81	7/1/2017	30	205,325,178.46	518,345.72
82	8/1/2017	31	204,837,144.00	488,034.46
83	9/1/2017	31	204,346,693.09	490,450.91
84	10/1/2017	30	203,821,175.06	525,518.03
85	11/1/2017	31	203,325,693.69	495,481.37
86	12/1/2017	30	202,795,283.37	530,410.32
87	1/1/2018	31	202,294,722.41	500,560.96
88	2/1/2018	31	201,791,682.98	503,039.43
89	3/1/2018	28	201,189,460.96	602,222.02
90	4/1/2018	31	200,680,948.95	508,512.01
91	5/1/2018	30	200,137,865.89	543,083.06
92	6/1/2018	31	199,624,147.03	513,718.86
93	7/1/2018	30	199,076,000.13	548,146.90

Period	Date	Days	Ending Balance	Principal Payment
94	8/1/2018	31	198,557,023.56	518,976.57
95	9/1/2018	31	198,035,477.33	521,546.23
96	10/1/2018	30	197,479,718.05	555,759.27
97	11/1/2018	31	196,952,837.66	526,880.39
98	12/1/2018	30	196,391,890.74	560,946.92
99	1/1/2019	31	195,859,624.10	532,266.64
86	12/1/2017	30	202,795,283.37	530,410.32
87	1/1/2018	31	202,294,722.41	500,560.96
88	2/1/2018	31	201,791,682.98	503,039.43
89	3/1/2018	28	201,189,460.96	602,222.02
90	4/1/2018	31	200,680,948.95	508,512.01
91	5/1/2018	30	200,137,865.89	543,083.06
92	6/1/2018	31	199,624,147.03	513,718.86
93	7/1/2018	30	199,076,000.13	548,146.90
94	8/1/2018	31	198,557,023.56	518,976.57
95	9/1/2018	31	198,035,477.33	521,546.23
96	10/1/2018	30	197,479,718.05	555,759.27
97	11/1/2018	31	196,952,837.66	526,880.39
98	12/1/2018	30	196,391,890.74	560,946.92
99	1/1/2019	31	195,859,624.10	532,266.64
100	2/1/2019	31	195,324,721.99	534,902.10
101	3/1/2019	28	194,693,578.28	631,143.71
102	4/1/2019	31	194,152,902.63	540,675.65
103	5/1/2019	30	193,578,539.36	574,363.28
104	6/1/2019	31	193,032,342.72	546,196.64
105	7/1/2019	30	192,452,610.09	579,732.63
106	8/1/2019	31	191,900,838.53	551,771.55
107	9/1/2019	31	191,346,334.94	554,503.59
108	10/1/2019	30	190,758,523.53	587,811.42
109	11/1/2019	31	190,198,363.89	560,159.64
110	12/1/2019	30	189,605,051.78	593,312.11
111	1/1/2020	31	189,039,180.86	565,870.92
112	2/1/2020	31	188,470,508.09	568,672.77
113	3/1/2020	29	187,838,813.74	631,694.35
114	4/1/2020	31	187,264,197.49	574,616.25
115	5/1/2020	30	186,656,825.83	607,371.66
116	6/1/2020	31	186,076,357.09	580,468.74
117	7/1/2020	30	185,463,293.70	613,063.39
118	8/1/2020	31	184,876,915.32	586,378.38
119	9/1/2020	31	184,287,633.56	589,281.77
120	10/1/2020	30	183,665,999.20	621,634.36
121	11/1/2020	31	183,070,721.71	595,277.48
122	12/1/2020	30	182,443,256.32	627,465.40
123	1/1/2021	31	181,841,924.56	601,331.76
124	2/1/2021	31	181,237,615.38	604,309.19
125	3/1/2021	28	180,543,471.00	694,144.38
126	4/1/2021	31	179,932,732.66	610,738.33
127	5/1/2021	30	179,290,231.07	642,501.59
128	6/1/2021	31	178,673,287.46	616,943.61

Period	Date	Days	Ending Balance	Principal Payment
129	7/1/2021	30	178,024,751.03	648,536.43
130	8/1/2021	31	177,401,541.53	623,209.50
131	9/1/2021	31	176,775,246.28	626,295.25
132	10/1/2021	30	176,117,615.07	657,631.21
133	11/1/2021	31	175,484,962.60	632,652.47
134	12/1/2021	30	174,821,148.77	663,813.82
135	1/1/2022	31	174,182,077.00	639,071.78
136	2/1/2022	31	173,539,840.93	642,236.07
137	3/1/2022	28	172,811,270.39	728,570.54
138	4/1/2022	31	172,162,246.93	649,023.47
139	5/1/2022	30	171,482,511.76	679,735.17
140	6/1/2022	31	170,826,909.09	655,602.67
141	7/1/2022	30	170,140,775.42	686,133.66
142	8/1/2022	31	169,478,529.30	662,246.13
143	9/1/2022	31	168,813,004.14	665,525.16
144	10/1/2022	30	168,117,220.51	695,783.63
145	11/1/2022	31	167,444,954.98	672,265.53
146	12/1/2022	30	166,742,616.12	702,338.86
147	1/1/2023	31	166,063,544.39	679,071.73
148	2/1/2023	31	165,381,110.30	682,434.08
149	3/1/2023	28	164,616,052.11	765,058.19
150	4/1/2023	31	163,926,450.93	689,601.18
151	5/1/2023	30	163,207,252.57	719,198.36
152	6/1/2023	31	162,510,675.88	696,576.69
153	7/1/2023	30	161,784,693.60	725,982.28
154	8/1/2023	31	161,081,073.26	703,620.34
155	9/1/2023	31	160,373,969.03	707,104.23
156	10/1/2023	30	159,637,748.36	736,220.67
157	11/1/2023	31	158,923,497.66	714,250.70
158	12/1/2023	30	158,180,326.82	743,170.84
159	1/1/2024	31	157,458,859.86	721,466.96
160	2/1/2024	31	156,733,820.64	725,039.22
161	3/1/2024	29	155,955,123.72	778,696.92
162	4/1/2024	31	155,222,638.92	732,484.80
163	5/1/2024	30	154,461,734.79	760,904.13
164	6/1/2024	31	153,721,855.64	739,879.15
165	7/1/2024	30	152,953,760.26	768,095.38
166	8/1/2024	31	152,206,414.54	747,345.72
167	9/1/2024	31	151,455,368.42	751,046.12
168	10/1/2024	30	150,676,412.79	778,955.63
169	11/1/2024	31	149,917,791.04	758,621.75
170	12/1/2024	30	149,131,467.85	786,323.19
171	1/1/2025	31	148,365,196.47	766,271.38
172	2/1/2025	31	147,595,130.99	770,065.48
173	3/1/2025	28	146,750,529.94	844,601.05
174	4/1/2025	31	145,972,469.62	778,060.33
175	5/1/2025	30	145,167,241.76	805,227.85
176	6/1/2025	31	144,381,341.96	785,899.80
177	7/1/2025	30	143,568,489.95	812,852.01

Period	Date	Days	Ending Balance	Principal Payment
178	8/1/2025	31	142,774,674.11	793,815.84
179	9/1/2025	31	141,976,927.78	797,746.33
180	10/1/2025	30	141,152,554.62	824,373.16
181	11/1/2025	31	140,346,776.54	805,778.08
182	12/1/2025	30	139,514,592.24	832,184.30
183	1/1/2026	31	138,700,703.97	813,888.27
184	2/1/2026	31	137,882,785.83	817,918.15
185	3/1/2026	28	136,994,749.01	888,036.81
186	4/1/2026	31	136,168,384.02	826,364.99
187	5/1/2026	30	135,316,178.26	852,205.76
188	6/1/2026	31	134,481,502.01	834,676.25
189	7/1/2026	30	133,621,213.27	860,288.74
190	8/1/2026	31	132,778,144.59	843,068.68
191	9/1/2026	31	131,930,901.55	847,243.04
192	10/1/2026	30	131,058,391.18	872,510.37
193	11/1/2026	31	130,202,632.98	855,758.21
194	12/1/2026	30	129,321,841.32	880,791.65
195	1/1/2027	31	128,457,484.78	864,356.54
196	2/1/2027	31	127,588,848.47	868,636.31
197	3/1/2027	28	126,654,774.89	934,073.59
198	4/1/2027	31	125,777,212.66	877,562.22
199	5/1/2027	30	124,875,215.87	901,996.79
200	6/1/2027	31	123,988,842.36	886,373.51
201	7/1/2027	30	123,078,276.29	910,566.07
202	8/1/2027	31	122,183,005.43	895,270.86
203	9/1/2027	31	121,283,301.73	899,703.69
204	10/1/2027	30	120,359,771.62	923,530.12
205	11/1/2027	31	119,451,040.38	908,731.23
206	12/1/2027	30	118,518,730.68	932,309.70
207	1/1/2028	31	117,600,883.74	917,846.94
208	2/1/2028	31	116,678,492.18	922,391.56
209	3/1/2028	29	115,714,261.20	964,230.98
210	4/1/2028	31	114,782,528.24	931,732.96
211	5/1/2028	30	113,827,848.58	954,679.66
212	6/1/2028	31	112,886,775.26	941,073.33
213	7/1/2028	30	111,923,011.79	963,763.47
214	8/1/2028	31	110,972,506.87	950,504.91
215	9/1/2028	31	110,017,295.64	955,211.23
216	10/1/2028	30	109,039,782.58	977,513.06
217	11/1/2028	31	108,075,001.68	964,780.90
218	12/1/2028	30	107,088,181.79	986,819.89
219	1/1/2029	31	106,113,737.75	974,444.04
220	2/1/2029	31	105,134,468.87	979,268.89
221	3/1/2029	28	104,099,974.30	1,034,494.56
222	4/1/2029	31	103,110,734.49	989,239.81
223	5/1/2029	30	102,100,127.49	1,010,607.00
224	6/1/2029	31	101,100,985.66	999,141.83
225	7/1/2029	30	100,080,748.61	1,020,237.05
226	8/1/2029	31	99,071,608.05	1,009,140.56

Period	Date	Days	Ending Balance	Principal Payment
227	9/1/2029	31	98,057,470.83	1,014,137.21
228	10/1/2029	30	97,022,650.28	1,034,820.56
229	11/1/2029	31	95,998,367.88	1,024,282.40
230	12/1/2029	30	94,953,680.79	1,044,687.09
231	1/1/2030	31	93,919,154.12	1,034,526.67
232	2/1/2030	31	92,879,505.11	1,039,649.01
233	3/1/2030	28	91,790,203.62	1,089,301.48
234	4/1/2030	31	90,740,013.35	1,050,190.28
235	5/1/2030	30	89,670,129.98	1,069,883.37
236	6/1/2030	31	88,609,442.39	1,060,687.58
237	7/1/2030	30	87,529,350.03	1,080,092.36
238	8/1/2030	31	86,458,062.61	1,071,287.42
239	9/1/2030	31	85,381,470.83	1,076,591.78
240	10/1/2030	30	84,285,911.11	1,095,559.72
241	11/1/2030	31	83,198,564.17	1,087,346.95
242	12/1/2030	30	82,092,544.68	1,106,019.48
243	1/1/2031	31	80,994,337.53	1,098,207.16
244	2/1/2031	31	79,890,692.72	1,103,644.81
245	3/1/2031	28	78,743,302.38	1,147,390.34
246	4/1/2031	31	77,628,511.82	1,114,790.56
247	5/1/2031	30	76,495,802.51	1,132,709.32
248	6/1/2031	31	75,369,883.70	1,125,918.80
249	7/1/2031	30	74,226,351.79	1,143,531.91
250	8/1/2031	31	73,089,196.05	1,137,155.74
251	9/1/2031	31	71,946,409.82	1,142,786.24
252	10/1/2031	30	70,786,473.76	1,159,936.06
253	11/1/2031	31	69,632,285.85	1,154,187.91
254	12/1/2031	30	68,461,261.28	1,171,024.57
255	1/1/2032	31	67,295,560.34	1,165,700.94
256	2/1/2032	31	66,124,087.56	1,171,472.78
257	3/1/2032	29	64,925,691.39	1,198,396.17
258	4/1/2032	31	63,742,484.47	1,183,206.92
259	5/1/2032	30	62,543,237.94	1,199,246.53
260	6/1/2032	31	61,348,234.56	1,195,003.38
261	7/1/2032	30	60,137,515.58	1,210,718.98
262	8/1/2032	31	58,930,600.54	1,206,915.04
263	9/1/2032	31	57,717,709.59	1,212,890.95
264	10/1/2032	30	56,489,594.34	1,228,115.24
265	11/1/2032	31	55,264,617.02	1,224,977.32
266	12/1/2032	30	54,024,747.38	1,239,869.65
267	1/1/2033	31	52,787,565.64	1,237,181.74
268	2/1/2033	31	51,544,258.14	1,243,307.50
269	3/1/2033	28	50,270,096.24	1,274,161.89
270	4/1/2033	31	49,014,323.77	1,255,772.47
271	5/1/2033	30	47,744,504.80	1,269,818.97
272	6/1/2033	31	46,476,227.14	1,268,277.66
273	7/1/2033	30	45,194,246.46	1,281,980.68
274	8/1/2033	31	43,913,341.48	1,280,904.98
275	9/1/2033	31	42,626,094.24	1,287,247.24

Period	Date	Days	Ending Balance	Principal Payment
276	10/1/2033	30	41,325,665.01	1,300,429.24
277	11/1/2033	31	40,025,605.17	1,300,059.83
278	12/1/2033	30	38,712,715.26	1,312,889.91
279	1/1/2034	31	37,399,717.70	1,312,997.56
280	2/1/2034	31	36,080,218.98	1,319,498.72
281	3/1/2034	28	34,736,898.46	1,343,320.51
282	4/1/2034	31	33,404,215.09	1,332,683.38
283	5/1/2034	30	32,059,597.68	1,344,617.41
284	6/1/2034	31	30,713,657.95	1,345,939.73
285	7/1/2034	30	29,356,148.29	1,357,509.66
286	8/1/2034	31	27,996,822.72	1,359,325.56
287	9/1/2034	31	26,630,766.61	1,366,056.11
288	10/1/2034	30	25,253,693.10	1,377,073.51
289	11/1/2034	31	23,874,054.68	1,379,638.41
290	12/1/2034	30	22,483,771.93	1,390,282.76
291	1/1/2035	31	21,090,418.55	1,393,353.37
292	2/1/2035	31	19,690,166.15	1,400,252.41
293	3/1/2035	28	18,273,545.68	1,416,620.47
294	4/1/2035	31	16,859,345.84	1,414,199.84
295	5/1/2035	30	15,435,450.93	1,423,894.90
296	6/1/2035	31	14,007,198.58	1,428,252.35
297	7/1/2035	30	12,569,637.14	1,437,561.44
298	8/1/2035	31	11,127,195.03	1,442,442.11
299	9/1/2035	31	9,677,610.83	1,449,584.20
300	10/1/2035	30	8,219,303.45	1,458,307.38

SCHEDULE 2.03 PART II
AMORTIZATION SCHEDULE (REVOLVER)
None.

SCHEDULE 2.12
ALLOCABLE AMOUNTS

Borrower	Total
Alamogordo Aviv, L.L.C.	$4,387,416.90
Arma Yates, L.L.C.	$3,909,634.46
Aviv Liberty, L.L.C.	$4,994,187.32
Avon Ohio, L.L.C.	$3,080,526.76
Benton Harbor, L.L.C.	$2,473,756.34
BHG Aviv, L.L.C.	$17,269,619.71
Bonham Texas, L.L.C.	$1,213,540.84
California Aviv Two, L.L.C.	$9,148,230.98
California Aviv, L.L.C.	$29,405,028.14
Chenal Arkansas, L.L.C.	$4,060,694.36
Chippewa Valley, L.L.C.	$4,947,512.67
Clayton Associates, L.L.C.	$1,353,564.79
Columbia View Associates, L.L.C.	$606,770.42
Columbus Texas Aviv, L.L.C.	$242,708.17
Columbus Western Avenue, L.L.C.	$1,166,866.20
Commerce Nursing Homes, L.L.C.	$4,807,488.73
Denison Texas, L.L.C.	$2,707,129.58
Falfurrias Texas, L.L.C.	$980,167.60
Florence Heights Associates, L.L.C.	$513,421.13
Freewater Oregon, L.L.C.	$3,407,249.29
Fullerton California L.L.C.	$3,453,923.94
Great Bend Property, L.L.C.	$3,258,028.72
Heritage Monterey Associates, L.L.C.	$8,028,039.43
Highland Leasehold, L.L.C.	$2,987,177.46
Hobbs Associates, L.L.C.	$840,143.66
Hot Springs Aviv, L.L.C.	$5,600,957.78
Houston Texas Aviv, L.L.C.	$933,492.96
Hutchinson Kansas, L.L.C.	$3,873,995.77
Karan Associates, L.L.C.	$17,222,945.05
Manor Associates, L.L.C.	$4,014,019.72
Massachusetts Nursing Homes, L.L.C.	$10,534,468.01
Missouri Regency Associates, L.L.C.	$10,408,446.46
Mt. Vernon Texas, L.L.C.	$102,684.23
N.M. Bloomfield Three Plus One Limited Company	$2,800,478.87
N.M. Espanola Three Plus One Limited Company	$4,014,019.72
N.M. Lordsburg Three Plus One Limited Company	$653,445.07
N.M. Silver City Three Plus One Limited Company	$3,313,900.00
Omaha Associates, L.L.C.	$6,954,522.53
Orange ALF Property, L.L.C.	$8,089,899.40
Peabody Associates, L.L.C.	$560,095.77
Raton Property Limited Company	$2,287,057.74
Red Rocks, L.L.C.	$1,820,311.27
Riverside Nursing Home Associates, L.L.C.	$2,613,780.28
Santa Ana-Bartlett, L.L.C.	$4,480,766.19

Borrower	Total
Savoy/Bonham Venture, L.L.C.	$1,073,516.90
Skyview Associates, L.L.C.	$4,200,718.31
Tujunga, L.L.C.	$1,446,914.08
VRB Aviv, L.L.C.	$10,595,145.06
Washington-Oregon Associates, L.L.C.	$6,207,728.17
Wheeler Healthcare Associates, L.L.C.	$1,633,612.67
Willis Texas Aviv, L.L.C.	$2,100,359.15
Yuba Aviv, L.L.C.	$2,943,663.35
Grand Total	$239,723,772.11

SCHEDULE 5.11
CORPORATE STRUCTURE; CAPITAL STOCK

					Outstanding
					Options,
					Warrants,
					Rights of
			% of Capital		Conversion of
	State of		Stock	Persons Holding Equity or	Purchase or
Borrower’s Legal Name	Formation	Tax ID	Outstanding	Voting Interests (%)	Similar
Aviv Financing I, L.L.C.	DE	11-3747125	100%	Aviv Healthcare Properties Operating Partnership I LP (100%)	None.
Alamogordo Aviv, L.L.C.	NM	27-0123540	100%	Aviv Financing I, L.L.C. (100%)	None.
Arma Yates, L.L.C.	DE	27-3971035	100%	Aviv Financing I, L.L.C. (100%)	None.
Aviv Liberty, L.L.C.	DE	36-4572034	100%	Aviv Financing I, L.L.C. (100%)	None.
Avon Ohio, L.L.C.	DE	36-4601433	100%	Aviv Financing I, L.L.C. (100%)	None.
Benton Harbor, L.L.C.	IL	36-4204807	100%	Aviv Financing I, L.L.C. (100%)	None.
BHG Aviv, L.L.C.	DE	36-4601432	100%	Aviv Financing I, L.L.C. (100%)	None.
Bonham Texas, L.L.C.	DE	30-0358809	100%	Aviv Financing I, L.L.C. (100%)	None.
California Aviv Two, L.L.C.	DE	26-4117080	100%	Aviv Financing I, L.L.C. (100%)	None.
California Aviv, L.L.C.	DE	38-3786697	100%	Aviv Financing I, L.L.C. (100%)	None.
Chenal Arkansas, L.L.C.	DE	04-3835270	100%	Aviv Financing I, L.L.C. (100%)	None.
Chippewa Valley, L.L.C.	IL	36-4065826	100%	Aviv Financing I, L.L.C. (100%)	None.
Clayton Associates, L.L.C.	NM	36-4572014	100%	Aviv Financing I, L.L.C. (100%)	None.
Columbia View Associates, L.L.C.	DE	36-4204809	100%	Aviv Financing I, L.L.C. (100%)	None.
Columbus Texas Aviv, L.L.C.	DE	38-3735473	100%	Aviv Financing I, L.L.C. (100%)	None.
Columbus Western Avenue, L.L.C.	DE	71-0960205	100%	Aviv Financing I, L.L.C. (100%)	None.
Commerce Nursing Homes, L.L.C.	IL	36-4122632	100%	Aviv Financing I, L.L.C. (100%)	None.
Denison Texas, L.L.C.	DE	32-0173170	100%	Aviv Financing I, L.L.C. (100%)	None.
Falfurrias Texas, L.L.C.	DE	61-1501714	100%	Aviv Financing I, L.L.C. (100%)	None.
Florence Heights Associates, L.L.C.	DE	11-3747131	100%	Aviv Financing I, L.L.C. (100%)	None.
Freewater Oregon, L.L.C.	DE	36-2280966	100%	Aviv Financing I, L.L.C. (100%)	None.
Fullerton California, L.L.C.	DE	36-4480527	100%	Aviv Financing I, L.L.C. (100%)	None.
Great Bend Property, L.L.C.	DE	27-3971138	100%	Aviv Financing I, L.L.C. (100%)	None.
Heritage Monterey Associates, L.L.C.	IL	36-4056688	100%	Aviv Financing I, L.L.C. (100%)	None.
Highland Leasehold, L.L.C.	DE	20-2873499	100%	Aviv Financing I, L.L.C. (100%)	None.
Hobbs Associates, L.L.C.	IL	36-4177337	100%	Aviv Financing I, L.L.C. (100%)	None.
Hot Springs Aviv, L.L.C.	DE	30-0470700	100%	Aviv Financing I, L.L.C. (100%)	None.
Houston Texas Aviv, L.L.C.	DE	36-4587739	100%	Aviv Financing I, L.L.C. (100%)	None.

					Outstanding
					Options,
					Warrants,
					Rights of
			% of Capital		Conversion of
	State of		Stock	Persons Holding Equity or	Purchase or
Borrower’s Legal Name	Formation	Tax ID	Outstanding	Voting Interests (%)	Similar
Hutchinson Kansas, L.L.C.	DE	51-0559326	100%	Aviv Financing I, L.L.C. (100%)	None.
Karan Associates, L.L.C.	DE	11-3747208	100%	Aviv Financing I, L.L.C. (100%)	None.
Little Rock Aviv, L.L.C.	DE	32-0267203	100%	Aviv Financing I, L.L.C. (100%)	None.
Manor Associates, L.L.C.	DE	36-4572020	100%	Aviv Financing I, L.L.C. (100%)	None.
Massachusetts Nursing Homes, L.L.C.	DE	20-2873416	100%	Aviv Financing I, L.L.C. (100%)	None.
Missouri Regency Associates, L.L.C.	DE	36-4572031	100%	Aviv Financing I, L.L.C. (100%)	None.
Mt. Vernon Texas, L.L.C.	DE	35-2270167	100%	Aviv Financing I, L.L.C. (100%)	None.
N.M. Bloomfield Three Plus One Limited Company	NM	74-2748292	100%	Aviv Financing I, L.L.C. (100%)	None.
N.M. Espanola Three Plus One Limited Company	NM	74-2748289	100%	Aviv Financing I, L.L.C. (100%)	None.
N.M. Lordsburg Three Plus One Limited Company	NM	74-2748286	100%	Aviv Financing I, L.L.C. (100%)	None.
N.M. Silver City Three Plus One Limited Company	NM	74-2748283	100%	Aviv Financing I, L.L.C. (100%)	None.
Omaha Associates, L.L.C.	DE	36-4572019	100%	Aviv Financing I, L.L.C. (100%)	None.
Orange ALF Property, L.L.C.	DE	27-4083471	100%	Aviv Financing I, L.L.C. (100%)	None.
Peabody Associates, L.L.C.	DE	36-4572029	100%	Aviv Financing I, L.L.C. (100%)	None.
Raton Property Limited Company	NM	36-4111094	100%	Aviv Financing I, L.L.C. (100%)	None.
Red Rocks, L.L.C.	IL	36-4192351	100%	Aviv Financing I, L.L.C. (100%)	None.
Riverside Nursing Home Associates, L.L.C.	DE	36-4340184	100%	Aviv Financing I, L.L.C. (100%)	None.
Santa Ana-Bartlett, L.L.C.	IL	36-4212739	100%	Aviv Financing I, L.L.C. (100%)	None.
Santa Fe Missouri Associates, L.L.C.	IL	36-4165126	100%	Aviv Financing I, L.L.C. (100%)	None.
Savoy/Bonham Venture, L.L.C.	DE	36-4572026	100%	Aviv Financing I, L.L.C. (100%)	None.
Skyview Associates, L.L.C.	DE	36-4572023	100%	Aviv Financing I, L.L.C. (100%)	None.
Tujunga, L.L.C.	DE	36-4389732	100%	Aviv Financing I, L.L.C. (100%)	None.
VRB Aviv, L.L.C.	DE	76-0802032	100%	Aviv Financing I, L.L.C. (100%)	None.
Washington-Oregon Associates, L.L.C.	IL	36-4192347	100%	Aviv Financing I, L.L.C. (100%)	None.
Wheeler Healthcare Associates, L.L.C.	TX	74-2752353	100%	Aviv Financing I, L.L.C. (100%)	None.
Willis Texas Aviv, L.L.C.	DE	37-1522942	100%	Aviv Financing I, L.L.C. (100%)	None.
Yuba Aviv, L.L.C.	DE	11-3750228	100%	Aviv Financing I, L.L.C. (100%)	None.
[Organizational Chart Follows]

Aviv
Financing I, L.L.C.
each listed entity
owned 100%

Alamogordo Aviv, L.L.C.	Hot Springs Aviv, L.L.C.	Wheeler Healthcare Associates, L.L.C.
Arma Yates, L.L.C.	Houston Texas Aviv, L.L.C.	Willis Texas Aviv, L.L.C.
Aviv Liberty, L.L.C.	Hutchinson Kansas, L.L.C.	Yuba Aviv, L.L.C.
Avon Ohio, L.L.C.	Karan Associates, L.L.C.
Benton Harbon, L.L.C.	Manor Associates, L.L.C.
BHG Aviv, L.L.C.	Massachusetts Nursing Homes, L.L.C.
Bonham Texas, L.L.C.	Missoun Regency Associates, L.L.C.
California Aviv Two, L.L.C.	Mt. Vernon Texas, L.L.C.
California Aviv, L.L.C.	Newtown ALF Property, L.L.C.
Chenal Arkansas, L.L.C.	N.M. Bloomfield Three Plus One Limited Company
Chippewa Valley, L.L.C.	N.M. Espanola Three Plus One Limited Company
Clayton Associates, L.L.C.	N.M. Lordsburg Three Plus One Limited Company
Columbia View Associates, L.L.C.	N.M. Silver City Three Plus One Limited Company
Columbus Texas Aviv, L.L.C.	Omaha Associates, L.L.C.
Columbus Western Avenue, L.L.C.	Orange ALF Property, L.L.C.
Commerce Nursing Homes, L.L.C.	Peabody Associates, L.L.C.
Denison Texas, L.L.C.	Raton Property Limited Company
Falfurrias Texas, L.L.C.	Red Rocks, L.L.C.
Florence Heights Associates, L.L.C.	Riverside Nursing Home Associates, L.L.C.
Freewater Oregon, L.L.C.	Santa Ana-Bartlett, L.L.C.
Fullerton California, L.L.C.	Savoy/Bonham Venture, L.L.C.
Great Bend Property, L.L.C.	Skyview Associates, L.L.C.
Hentage Monterey Associates, L.L.C.	Tujunga, L.L.C.
Highland Leasehold, L.L.C.	VRB Aviv, L.L.C.
Hobbs Associates, L.L.C.	Washington-Oregon Associates, L.L.C.
SHEET 2

SCHEDULE 5.12
REAL PROPERTY ASSET MATTERS

Part I	Real Property Assets
Part II	Delinquent Tenants
Part III	Material Sub-Leases

SCHEDULE 5.12
PART I – REAL PROPERTY ASSETS

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[2]	Facility Operating Leases	Eligible Tenant[3]	Termination Date	Ground Leases
1	N/A	N/A	N/A	N/A	N/A	N/A

2	1208 Highway 7 North, Hot Springs, AR	Hot Springs Aviv, L.L.C.	1. Lease dated 3/26/08 2. First Amendment to Lease dated 11/5/08 3. Second Amendment to Lease dated 1/5/09 4. Third Amendment to Lease dated 11/18/09 5. Unconditional Guaranty of Lease dated 3/26/08	Fountain Properties, LLC	2/28/2038	N/A

3	N/A	N/A	N/A	N/A	N/A	N/A

4	N/A	N/A	N/A	N/A	N/A	N/A

5	N/A	N/A	N/A	N/A	N/A	N/A

6	N/A	N/A	N/A	N/A	N/A	N/A

7	N/A	N/A	N/A	N/A	N/A	N/A

8	#3 Chenal Heights Drive, Little Rock, AR	Chenal Arkansas, L.L.C.	1. Lease dated 12/29/05
2. First Amendment to Lease dated 6/29/06
3. Second Amendment to Lease dated 2/7/08
4. Third Amendment to Lease dated 4/14/08
5. Fourth Amendment to Lease dated 11/5/08
6. Fifth Amendment to Lease dated 1/5/09
7. Sixth Amendment to Lease dated 11/18/09
8. Unconditional Guaranty of Lease dated 12/29/05
			9. Seventh Amendment to Lease dated 12/20/2010	Chenal Health, LLC dba Chenal Heights Nursing and Rehab	2/28/2018	N/A

9	N/A	N/A	N/A	N/A	N/A	N/A

10	N/A	N/A	N/A	N/A	N/A	N/A

11	N/A	N/A	N/A	N/A	N/A	N/A

12	N/A	N/A	N/A	N/A	N/A	N/A

13	N/A	N/A	N/A	N/A	N/A	N/A

14	N/A	N/A	N/A	N/A	N/A	N/A

15	N/A	N/A	N/A	N/A	N/A	N/A

16	N/A	N/A	N/A	N/A	N/A	N/A

17	N/A	N/A	N/A	N/A	N/A	N/A

18	N/A	N/A	N/A	N/A	N/A	N/A

19	N/A	N/A	N/A	N/A	N/A	N/A

[2]	HUD Subsidiaries are noted with an asterisk.

[3]	Unless otherwise noted, the address of Eligible Tenant is the Real Property Asset Address.

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[2]	Facility Operating Leases	Eligible Tenant[3]	Termination Date	Ground Leases
20	1000 Executive Parkway, Oroville, CA	California Aviv, L.L.C.	1. Master Lease dated 7/22/08
2. First Amendment to Master Lease dated 4/21/09
3. Side Letter to Master Lease dated 6/11/09
4. Letter Agreement to Master Lease dated 4/29/2010
5. Second Amendment to Master Lease dated 4/29/2010
6. Unconditional Guaranty of Lease dated 7/22/08
			7. Third Amendment to Master Lease dated 9/29/2010	AB12 Master Tenant, L.L.C.	8/31/2018	N/A

21	1200 Springfield Avenue, Chico, CA	California Aviv, L.L.C.	1. Master Lease dated 7/22/08
2. First Amendment to Master Lease dated 4/21/09
3. Side Letter to Master Lease dated 6/11/09
4. Letter Agreement to Master Lease dated 4/29/2010
5. Second Amendment to Master Lease dated 4/29/2010
6. Unconditional Guaranty of Lease dated 7/22/08
			7. Third Amendment to Master Lease dated 9/29/2010	AB12 Master Tenant, L.L.C.	8/31/2018	N/A

22	6212 Tudor Way, Bakersfield, CA	California Aviv, L.L.C.	1. Master Lease dated 7/22/08
2. First Amendment to Master Lease dated 4/21/09
3. Side Letter to Master Lease dated 6/11/09
4. Letter Agreement to Master Lease dated 4/29/2010
5. Second Amendment to Master Lease dated 4/29/2010
6. Unconditional Guaranty of Lease dated 7/22/08
			7. Third Amendment to Master Lease dated 9/29/2010	AB12 Master Tenant, L.L.C.	8/31/2018	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[2]	Facility Operating Leases	Eligible Tenant[3]	Termination Date	Ground Leases
23	323 Campus Drive, Arvin, CA	California Aviv, L.L.C.	1. Master Lease dated 7/22/08
2. First Amendment to Master Lease dated 4/21/09
3. Side Letter to Master Lease dated 6/11/09
4. Letter Agreement to Master Lease dated 4/29/2010
5. Second Amendment to Master Lease dated 4/29/2010
6. Unconditional Guaranty of Lease dated 7/22/08
			7. Third Amendment to Master Lease dated 9/29/2010	AB12 Master Tenant, L.L.C.	8/31/2018	N/A

24	1291 Craig Avenue, Lakeport, CA	California Aviv, L.L.C.	1. Master Lease dated 7/22/08
2. First Amendment to Master Lease dated 4/21/09
3. Side Letter to Master Lease dated 6/11/09
4. Letter Agreement to Master Lease dated 4/29/2010
5. Second Amendment to Master Lease dated 4/29/2010
6. Unconditional Guaranty of Lease dated 7/22/08
			7. Third Amendment to Master Lease dated 9/29/2010	AB12 Master Tenant, L.L.C.	8/31/2018	N/A

25	610 N Garfield Ave, Monterey Park, CA	Heritage Monterey Associates, L.L.C.*	1. Lease dated 10/30/95
2. First Amendment to Lease dated 12/20/95
3. Second Amendment to Lease dated 1/11/96
4. Third Amendment to Lease dated 9/4/96
5. Fourth Amendment to Lease dated 12/11/01
6. Fifth Amendment to Lease dated 2/1/02
7. Sixth Amendment to Lease dated 12/31/03
8. Seventh Amendment to Lease Agreement dated 3/3/08
9. Eighth Amendment to Lease dated 12/9/08
10. Continuing Guarantee dated 11/95
			11. Ninth Amendment to Lease dated 10/26/2010	Heritage Manor Healthcare, LLC	1/31/2026	N/A

26	N/A	N/A	N/A	N/A	N/A	N/A

27	N/A	N/A	N/A	N/A	N/A	N/A

28	N/A	N/A	N/A	N/A	N/A	N/A

29	N/A	N/A	N/A	N/A	N/A	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[2]	Facility Operating Leases	Eligible Tenant[3]	Termination Date	Ground Leases
30	7660 Wyngate St, Tujunga, CA	Tujunga, L.L.C.*	1. Lease dated 8/31/00
2. First Amendment to Lease dated 2/1/02
3. Second Amendment to Lease dated 11/1/02
4. Third Amendment to Lease dated 12/31/03
5. Fourth Amendment to Lease Agreement dated 3/3/08
6. Fifth Amendment to Lease dated 12/9/08
7. Unconditional Guaranty of Lease dated 8/31/00
			8. Sixth Amendment to Lease dated 10/26/2010	Wyngate Nursing Center	9/30/2040	N/A

31	600 E Washington Ave, Santa Ana, CA	Santa Ana-Bartlett, L.L.C.*	1. Lease dated 2/26/98
2. First Amendment to Lease dated 2/1/02
3. Second Amendment to Lease dated 2/1/03
4. Third Amendment to Lease dated 12/31/03
5. Fourth Amendment to Lease Agreement dated 3/3/08
6. Fifth Amendment to Lease dated 12/9/08
7. Sixth Amendment to Lease dated 1/28/2009
8. Unconditional Guaranty of Lease dated 2/26/98
			9. Seventh Amendment to Lease dated 10/26/2010	Bartlett Care Center, LLC	4/30/2028	N/A

32	1819 E. Chapman Ave, Fullerton, CA	Fullerton California L.L.C.	1. Lease dated 11/28/01
2. First Amendment dated 2/1/02
3. Second Amendment dated 12/31/03
4. Third Amendment to Lease Agreement dated 3/3/08
5. Fourth Amendment to Lease dated 12/9/08
6. Unconditional Guaranty of Lease dated 11/28/01
			7. Fifth Amendment to Lease dated 10/26/2010	Gordon Lane Healthcare, LLC	11/30/2031	N/A

33	8171 Magnolia Ave, Riverside, CA	Riverside Nursing Home Associates, L.L.C.*	1. Lease dated 6/18/98
2. First Amendment to Lease dated 9/6/01
3. Second Amendment to Lease dated 2/1/02
4. Third Amendment to Lease dated 12/31/03
5. Fourth Amendment to Lease Agreement dated 3/3/08
6. Fifth Amendment to Lease dated 12/9/08
7. Unconditional Guaranty of Lease dated 6/16/98
			8. Sixth Amendment to Lease dated 10/26/2010	F & B Healthcare	5/31/2028	N/A

34	N/A	N/A	N/A	N/A	N/A	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[2]	Facility Operating Leases	Eligible Tenant[3]	Termination Date	Ground Leases
35	15720 Bernardo Center Drive, San Diego, CA	VRB Aviv, L.L.C.*	1. Lease dated 8/21/96
2. First Amendment to Lease dated 9/30/96
3. Letter of Amendment dated 1/28/97
4. Second Amendment to Lease dated 12/1/98
5. Third Amendment to Lease dated 11/1999
6. Fourth Amendment to Lease dated 4/2002
7. Side Agreement to Lease dated 12/31/03
8. First Amendment to Side Agreement dated 5/11/04
9. Fifth Amendment to Lease dated 12/31/03
10. Second Side Agreement to Lease dated 11/1/07
11. Sixth Amendment to Lease dated 3/3/08
12. Seventh Amendment to Lease dated 12/9/08
13. Unconditional Guaranty of Lease dated 8/21/96
			14. Eighth Amendment to Lease dated 10/26/2010	Villa Rancho Bernardo Health Care, LLC	9/30/2026	N/A

36	2586 Buthmann Avenue, Tracy, CA	California Aviv, L.L.C.	1. Master Lease dated 7/22/08
2. First Amendment to Master Lease dated 4/21/09
3. Side Letter to Master Lease dated 6/11/09
4. Letter Agreement to Master Lease dated 4/29/2010
5. Second Amendment to Master Lease dated 4/29/2010
6. Unconditional Guaranty of Lease dated 7/22/08
			7. Third Amendment to Master Lease dated 9/29/2010	AB12 Master Tenant, L.L.C.	8/31/2018	N/A

37	300 Douglas Street, Petaluma, CA	California Aviv Two, L.L.C.	1. Master Lease dated 4/21/2009
2. Side Letter to Master Lease dated 6/11/09
3. Letter Agreement to Master Lease dated 4/29/2010
4. First Amendment to Master Lease dated 4/29/2010
5. Amended and Restated Unconditional Guaranty of Lease dated 4/21/09
			6. Second Amendment to Master Lease dated 9/29/2010	AB12 Master Tenant, L.L.C.	8/31/2018	N/A

38	N/A	SOLD — See Schedule 5.01(b)	N/A	N/A	N/A	N/A

39	N/A	SOLD — See Schedule 5.01(b)	N/A	N/A	N/A	N/A

40	N/A	N/A	N/A	N/A	N/A	N/A

41	N/A	N/A	N/A	N/A	N/A	N/A

42	N/A	N/A	N/A	N/A	N/A	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[2]	Facility Operating Leases	Eligible Tenant[3]	Termination Date	Ground Leases
43	640 Filer Ave. W, Twin Falls, ID (604 and 650 Filer Avenue West, per Assessor)	Skyview Associates, L.L.C.	1. Lease dated 8/1/87
2. Agreement to Amend Lease dated 9/1987
3. Lease Assignment and Assumption dated 1/1/96
4. First Amendment to Lease dated 1/1/96
5. Second Amendment to Lease dated 6/20/00
6. Third Amendment to Lease dated 10/18/06
7. Unconditional Guaranty of Lease dated 1/1/96
8. Fourth Amendment to Lease Agreement dated 10/29/2010
			9. Unconditional Guaranty of Lease dated 10/29/2010	SunBridge Healthcare Corporation	12/31/2020	N/A

44	N/A	N/A	N/A	N/A	N/A	N/A

45	N/A	N/A	N/A	N/A	N/A	N/A

46	N/A	N/A	N/A	N/A	N/A	N/A

47	N/A	N/A	N/A	N/A	N/A	N/A

48	1450 26th St, Highland, IL	Highland Leasehold, L.L.C.	1. Sublease dated 5/1/92
2. First Amendment to Sublease dated 11/30/95
3. Assignment and Assumption of Sublease and Consent to Assignment dated 4/1/97
4. Second Amendment to Sublease dated 1/1/05
5. Assignment and Assumption of Lease Documents dated 6/30/05
			6. Unconditional Guaranty of SubLease dated 4/1/97	Covenant Care Midwest, Inc.	12/31/2015	N/A

49	N/A	N/A	N/A	N/A	N/A	N/A

50	N/A	N/A	N/A	N/A	N/A	N/A

51	N/A	N/A	N/A	N/A	N/A	N/A

52	N/A	N/A	N/A	N/A	N/A	N/A

53	500 Peabody Ave, Peabody, KS	Peabody Associates, L.L.C.	1. Lease dated 5/1/97 2. First Amendment to Lease dated 10/23/06 3. Second Amendment to Lease dated 8/28/2009 4. Unconditional Guaranty of Lease dated 5/1/97	Markleysburg Healthcare Investors, L.P.	6/30/2015	N/A

54	1601 North Main, McPherson, KS	Hutchinson Kansas, L.L.C.	1. Master Lease dated 11/26/08 2. First Amendment to Master Lease dated 5/4/2010 3. Unconditional Guaranty of Master Lease dated 11/26/08 4. Second Amendment to Lease dated 11/30/2010	McPherson Care Center, LLC	12/31/2018	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[2]	Facility Operating Leases	Eligible Tenant[3]	Termination Date	Ground Leases
55	2301 N. Severance St, Hutchinson, KS	Hutchinson Kansas, L.L.C.	1. Master Lease dated 11/26/08 2. First Amendment to Master Lease dated 5/4/2010 3. Unconditional Guaranty of Master Lease dated 11/26/08 4. Second Amendment to Lease dated 11/30/2010	Hutchinson Care Center, LLC	12/31/2018	N/A

56	300 Winthrop Street, Medford, MA	BHG Aviv, L.L.C.	1. Master Lease dated 2/9/07
2. First Amendment to Master Lease dated 3/11/08
3. Second Amendment to Master Lease dated 4/7/08
4. Third Amendment to Master Lease dated 3/26/2010
			5. Unconditional Guaranty of Master Lease dated 2/9/07	Winthrop House Senior Services, LLC d/b/a Brighten at Medford	2/28/2022	N/A

57	547 Highland Ave, Fall River, MA	Massachusetts Nursing Homes, L.L.C.	1. Lease dated 12/6/93
2. First Amendment dated 12/6/93
3. Agreement with Respect to and Second Amendment to Lease dated 9/1/95
4. Third Amendment to Lease 9/1/95
5. Fourth Amendment to Lease dated 2/15/96
6. Fifth Amendment to Lease dated 6/20/00
7. Sixth Amendment to Lease dated 6/30/02
8. Seventh Amendment to Lease dated 9/30/03
9. Eighth Amendment to Lease dated 1/1/06
10. Ninth Amendment to Lease dated 10/1/07
11. Tenth Amendment to Lease dated 8/12/2009
12. Eleventh Amendment to Lease dated 10/08/2009
13. Guaranty of Lease dated 12/6/93
14. Twelfth Amendment to Lease Agreement dated 10/29/2010
			15. Unconditional Guaranty of Lease dated 10/29/2010	SunBridge Healthcare Corporation	12/31/2020	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[2]	Facility Operating Leases	Eligible Tenant[3]	Termination Date	Ground Leases
58	281 Broadway, Methuen, MA	Massachusetts Nursing Homes, L.L.C.	1. Lease dated 12/6/93
2. First Amendment dated 12/6/93
3. Agreement with Respect to and Second Amendment to Lease dated 9/1/95
4. Third Amendment to Lease 9/1/95
5. Fourth Amendment to Lease dated 2/15/96
6. Fifth Amendment to Lease dated 6/20/00
7. Sixth Amendment to Lease dated 6/30/02
8. Seventh Amendment to Lease dated 9/30/03
9. Eighth Amendment to Lease dated 1/1/06
10. Ninth Amendment to Lease dated 10/1/07
11. Tenth Amendment to Lease dated 8/12/2009
12. Eleventh Amendment to Lease dated 10/08/2009
13. Guaranty of Lease dated 12/6/93
14. Twelfth Amendment to Lease Agreement dated 10/29/2010
			15. Unconditional Guaranty of Lease dated 10/29/2010	SunBridge Healthcare Corporation	12/31/2020	N/A

59	555 S Union St, Lawrence, MA	Massachusetts Nursing Homes, L.L.C.	1. Lease dated 12/6/93
2. First Amendment dated 12/6/93
3. Agreement with Respect to and Second Amendment to Lease dated 9/1/95
4. Third Amendment to Lease 9/1/95
5. Fourth Amendment to Lease dated 2/15/96
6. Fifth Amendment to Lease dated 6/20/00
7. Sixth Amendment to Lease dated 6/30/02
8. Seventh Amendment to Lease dated 9/30/03
9. Eighth Amendment to Lease dated 1/1/06
10. Ninth Amendment to Lease dated 10/1/07
11. Tenth Amendment to Lease dated 8/12/2009
12. Eleventh Amendment to Lease dated 10/08/2009
13. Guaranty of Lease dated 12/6/93
14. Twelfth Amendment to Lease Agreement dated 10/29/2010
			15. Unconditional Guaranty of Lease dated 10/29/2010	SunBridge Healthcare Corporation	12/31/2020	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[2]	Facility Operating Leases	Eligible Tenant[3]	Termination Date	Ground Leases
60	800 Essex St, Lawrence, MA	Massachusetts Nursing Homes, L.L.C.	1. Lease dated 12/6/93
2. First Amendment dated 12/6/93
3. Agreement with Respect to and Second Amendment to Lease dated 9/1/95
4. Third Amendment to Lease 9/1/95
5. Fourth Amendment to Lease dated 2/15/96
6. Fifth Amendment to Lease dated 6/20/00
7. Sixth Amendment to Lease dated 6/30/02
8. Seventh Amendment to Lease dated 9/30/03
9. Eighth Amendment to Lease dated 1/1/06
10. Ninth Amendment to Lease dated 10/1/07
11. Tenth Amendment to Lease dated 8/12/2009
12. Eleventh Amendment to Lease dated 10/08/2009
13. Guaranty of Lease dated 12/6/93
14. Twelfth Amendment to Lease Agreement dated 10/29/2010
			15. Unconditional Guaranty of Lease dated 10/29/2010	SunBridge Healthcare Corporation	12/31/2020	N/A

61	557 Varnum Ave, Lowell, MA	Massachusetts Nursing Homes, L.L.C.	1. Lease dated 12/6/93
2. First Amendment dated 12/6/93
3. Agreement with Respect to and Second Amendment to Lease dated 9/1/95
4. Third Amendment to Lease 9/1/95
5. Fourth Amendment to Lease dated 2/15/96
6. Fifth Amendment to Lease dated 6/20/00
7. Sixth Amendment to Lease dated 6/30/02
8. Seventh Amendment to Lease dated 9/30/03
9. Eighth Amendment to Lease dated 1/1/06
10. Ninth Amendment to Lease dated 10/1/07
11. Tenth Amendment to Lease dated 8/12/2009
12. Eleventh Amendment to Lease dated 10/08/2009
13. Guaranty of Lease dated 12/6/93
14. Twelfth Amendment to Lease Agreement dated 10/29/2010
			15. Unconditional Guaranty of Lease dated 10/29/2010	SunBridge Healthcare Corporation	12/31/2020	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[2]	Facility Operating Leases	Eligible Tenant[3]	Termination Date	Ground Leases
62	134 North St, North Reading, MA	Massachusetts Nursing Homes, L.L.C.	1. Lease dated 12/6/93
2. First Amendment dated 12/6/93
3. Agreement with Respect to and Second Amendment to Lease dated 9/1/95
4. Third Amendment to Lease 9/1/95
5. Fourth Amendment to Lease dated 2/15/96
6. Fifth Amendment to Lease dated 6/20/00
7. Sixth Amendment to Lease dated 6/30/02
8. Seventh Amendment to Lease dated 9/30/03
9. Eighth Amendment to Lease dated 1/1/06
10. Ninth Amendment to Lease dated 10/1/07
11. Tenth Amendment to Lease dated 8/12/2009
12. Eleventh Amendment to Lease dated 10/08/2009
13. Guaranty of Lease dated 12/6/93
14. Twelfth Amendment to Lease Agreement dated 10/29/2010
			15. Unconditional Guaranty of Lease dated 10/29/2010	SunBridge Healthcare Corporation	12/31/2020	N/A

63	18 Hammond St, Worcester, MA	Massachusetts Nursing Homes, L.L.C.	1. Lease dated 12/6/93
2. First Amendment dated 12/6/93
3. Agreement with Respect to and Second Amendment to Lease dated 9/1/95
4. Third Amendment to Lease 9/1/95
5. Fourth Amendment to Lease dated 2/15/96
6. Fifth Amendment to Lease dated 6/20/00
7. Sixth Amendment to Lease dated 6/30/02
8. Seventh Amendment to Lease dated 9/30/03
9. Eighth Amendment to Lease dated 1/1/06
10. Ninth Amendment to Lease dated 10/1/07
11. Tenth Amendment to Lease dated 8/12/2009
12. Eleventh Amendment to Lease dated 10/08/2009
13. Guaranty of Lease dated 12/6/93
14. Twelfth Amendment to Lease Agreement dated 10/29/2010
			15. Unconditional Guaranty of Lease dated 10/29/2010	SunBridge Healthcare Corporation	12/31/2020	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[2]	Facility Operating Leases	Eligible Tenant[3]	Termination Date	Ground Leases
64	81 Chatham St, Worcester, MA	Massachusetts Nursing Homes, L.L.C.	1. Lease dated 12/6/93
2. First Amendment dated 12/6/93
3. Agreement with Respect to and Second Amendment to Lease dated 9/1/95
4. Third Amendment to Lease 9/1/95
5. Fourth Amendment to Lease dated 2/15/96
6. Fifth Amendment to Lease dated 6/20/00
7. Sixth Amendment to Lease dated 6/30/02
8. Seventh Amendment to Lease dated 9/30/03
9. Eighth Amendment to Lease dated 1/1/06
10. Ninth Amendment to Lease dated 10/1/07
11. Tenth Amendment to Lease dated 8/12/2009
12. Eleventh Amendment to Lease dated 10/08/2009
13. Guaranty of Lease dated 12/6/93
14. Twelfth Amendment to Lease Agreement dated 10/29/2010
			15. Unconditional Guaranty of Lease dated 10/29/2010	SunBridge Healthcare Corporation	12/31/2020	N/A

65	3 Pine St, Oxford, MA	Massachusetts Nursing Homes, L.L.C.	1. Lease dated 12/6/93
2. First Amendment dated 12/6/93
3. Agreement with Respect to and Second Amendment to Lease dated 9/1/95
4. Third Amendment to Lease 9/1/95
5. Fourth Amendment to Lease dated 2/15/96
6. Fifth Amendment to Lease dated 6/20/00
7. Sixth Amendment to Lease dated 6/30/02
8. Seventh Amendment to Lease dated 9/30/03
9. Eighth Amendment to Lease dated 1/1/06
10. Ninth Amendment to Lease dated 10/1/07
11. Tenth Amendment to Lease dated 8/12/2009
12. Eleventh Amendment to Lease dated 10/08/2009
13. Guaranty of Lease dated 12/6/93
14. Twelfth Amendment to Lease Agreement dated 10/29/2010
			15. Unconditional Guaranty of Lease dated 10/29/2010	SunBridge Healthcare Corporation	12/31/2020	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[2]	Facility Operating Leases	Eligible Tenant[3]	Termination Date	Ground Leases
66	1385 E Empire Ave, Benton Harbor, MI	Benton Harbor, L.L.C.	1. Lease Dated 9/5/02
2. First Amendment to Lease dated 9/13/02
3. Second Amendment to Lease dated 12/17/02
4. Third Amendment to Lease dated 1/15/03
5. Fourth Amendment to Lease dated 10/1/04
6. Fifth Amendment to Lease dated 5/20/2010
6. Unconditional Guaranty of Lease dated 7/27/04
			7. Unconditional Guaranty of Lease dated 9/5/02	Northpoint Senior Services, LLC	9/30/2013	N/A

67	120 Baseline Road, South Haven, MI	Chippewa Valley, L.L.C.	1. Lease Agreement dated 2/6/96
2. Assignment and Assumption of Lease dated 5/30/97
3. Assignment and Assumption of Lease dated 5/1/00
4. First Amendment to Lease dated 10/21/05
5. Unconditional Guaranty of Lease dated 5/1/00
			6. Second Amendment to Lease Agreement dated 11/01/2010	CCG-Countryside, LLC	4/30/2016	N/A

68	N/A	N/A	N/A	N/A	N/A	N/A

69	N/A	N/A	N/A	N/A	N/A	N/A

70	N/A	N/A	N/A	N/A	N/A	N/A

71	410 W. Benton, Monett, MO	Missouri Regency Associates, L.L.C.	1. Master Lease dated 5/7/2010
2. First Amendment to Master Lease dated 7/26/2010
3. Consent to Sublease, Attornment and Unconditional Guaranty of Master Lease dated 8/9/2010
4. Unconditional Guaranty of Master Lease dated 5/7/10
5. Second Amendment to Master Lease dated 10/1/2010
			6. Second Amendment to Master Lease dated 12/1/2010	Benchmark West Missouri Healthcare, LLC	6/30/2020	N/A

72	307 E South St, Harrisonville, MO	Missouri Regency Associates, L.L.C.	1. Master Lease dated 5/7/2010
2. First Amendment to Master Lease dated 7/26/2010
3. Consent to Sublease, Attornment and Unconditional Guaranty of Master Lease dated 8/9/2010
4. Unconditional Guaranty of Master Lease dated 5/7/10
5. Second Amendment to Master Lease dated 10/1/2010
			6. Second Amendment to Master Lease dated 12/1/2010	Benchmark West Missouri Healthcare, LLC	6/30/2020	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[2]	Facility Operating Leases	Eligible Tenant[3]	Termination Date	Ground Leases
73	2203 East Mechanic, Harrisonville, MO	Missouri Regency Associates, L.L.C.	1. Master Lease dated 5/7/2010
2. First Amendment to Master Lease dated 7/26/2010
3. Consent to Sublease, Attornment and Unconditional Guaranty of Master Lease dated 8/9/2010
4. Unconditional Guaranty of Master Lease dated 5/7/10
5. Second Amendment to Master Lease dated 10/1/2010
			6. Second Amendment to Master Lease dated 12/1/2010	Benchmark West Missouri Healthcare, LLC	6/30/2020	N/A

74	6124 Raytown Rd, Raytown, MO	Missouri Regency Associates, L.L.C.	1. Master Lease dated 5/7/2010
2. First Amendment to Master Lease dated 7/26/2010
3. Consent to Sublease, Attornment and Unconditional Guaranty of Master Lease dated 8/9/2010
4. Unconditional Guaranty of Master Lease dated 5/7/10
5. Second Amendment to Master Lease dated 10/1/2010
			6. Second Amendment to Master Lease dated 12/1/2010	Benchmark West Missouri Healthcare, LLC	6/30/2020	N/A

75	1501 Southwest Third St, Lee’s Summit, MO	Missouri Regency Associates, L.L.C.	1. Master Lease dated 5/7/2010
2. First Amendment to Master Lease dated 7/26/2010
3. Consent to Sublease, Attornment and Unconditional Guaranty of Master Lease dated 8/9/2010
4. Unconditional Guaranty of Master Lease dated 5/7/10
4. Unconditional Guaranty of Master Lease dated 5/7/10
5. Second Amendment to Master Lease dated 10/1/2010
			6. Second Amendment to Master Lease dated 12/1/2010	Benchmark West Missouri Healthcare, LLC	6/30/2020	N/A

76	N/A	N/A	N/A	N/A	N/A	N/A

77	N/A	N/A	N/A	N/A	N/A	N/A

78	N/A	N/A	N/A	N/A	N/A	N/A

79	N/A	N/A	N/A	N/A	N/A	N/A

80	N/A	N/A	N/A	N/A	N/A	N/A

81	N/A	N/A	N/A	N/A	N/A	N/A

82	N/A	N/A	N/A	N/A	N/A	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[2]	Facility Operating Leases	Eligible Tenant[3]	Termination Date	Ground Leases
83	3110 Scott Circle, Omaha, NE	Florence Heights Associates, L.L.C.	1. Lease dated 9/12/2008 2. First Amendment to Lease dated 8/16/2010 3. Unconditional Guaranty of Lease dated 9/12/08 4. Lease and Loan Document Modification dated 9/21/2010	LTC Healthcare at Florence, Inc.	9/30/2018	N/A

84	7410 Mercy Rd, Omaha, NE	Omaha Associates, L.L.C.	1. Lease Agreement dated 10/1/89
2. Addendum to Lease Agreement dated 10/1/89
3. Second Addendum to Lease Agreement dated 11/1/89
4. Assignment and Assumption of Lease and Landlord’s Consent dated 6/30/90
5. Memorandum of Lease and Purchase Option dated 11/30/95
6. First Amendment to Lease Agreement dated 11/30/95
7. Second Amendment to Lease Agreement dated 10/30/96
8. Assignment and Assumption of Lease, Consent to Assignment and Assumption and Amendment to Lease dated 4/1/97
9. Unconditional Guaranty of Lease dated 4/1/97
10. Corrective Memorandum of Lease and Purchase Option dated 4/28/97
11. Third Amendment to Lease Agreement dated 5/20/05
12. Fourth Amendment to Lease Agreement dated 7/13/07
13. Fifth Amendment to Lease Agreement dated 6/2/08
14. Sixth Amendment to Lease dated 4/1/09
15. Seventh Amendment to Lease dated 4/26/2010
16. Eighth Amendment to Lease dated 8/28/2010
			17. Unconditional Guaranty of Lease dated 4/1/97	Covenant Care Midwest, Inc.	12/31/2015	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[2]	Facility Operating Leases	Eligible Tenant[3]	Termination Date	Ground Leases
85	1660 Hospital Dr, Raton, NM	Raton Property Limited Company	1. Lease dated 11/26/96
2. Consent to Assignment and Assumption of Lease dated 9/1/03
3. Assignment and Assumption of Lease dated 9/1/03
4. Payment Agreement dated 9/28/05
5. Consent to Assignment and Assumption of Lease dated 4/1/07
6. Assignment and Assumption of Lease dated 4/1/07
7. Agreement dated 4/1/07
8. Amendment to Lease dated 4/1/07
9. Second Amendment to Lease dated 10/31/07
10. Third Amendment to Lease dated 12/29/2009
11. Unconditional Guaranty of Lease dated 4/1/07
			12. Unconditional Guaranty of Lease dated 4/1/07	Raton Nursing Operations, LLC, dba Raton Nursing & Rehab Center	9/30/2021	N/A

86	3514 Fowler Ave, Silver City, NM	N.M. Silver City Three Plus One Limited Company	1. Sub-Lease Agreement dated 2/24/95
2. Assignment dated 3/1/95
3. First Amendment to Sub-Lease dated 12/23/96
4. Assignment and Assumption of Real Property Lease dated 12/31/97
5. Amendment to Lease dated 12/1/01
6. Consent to Assignment and Assumption of Lease dated 9/1/03
7. Assignment and Assumption of Lease dated 9/1/03
8. Payment Agreement dated 9/28/05
9. Consent to Assignment and Assumption of Lease dated 4/1/07
10. Assignment and Assumption of Lease dated 4/1/07
11. Agreement dated 4/1/07
12. Amendment to Lease dated 4/1/07
13. Second Amendment to Lease dated 12/29/2009
14. Unconditional Guaranty of Lease dated 9/1/03
15. Unconditional Guaranty of Lease dated 4/1/07
			16. Unconditional Guaranty of Lease dated 4/1/07	Silver City Nursing Operations, LLC, dba Silver City Care Center	9/30/2021	Lessor County of Grant, New Mexico Termination Date 12/1/2033 Ground Lease 1. Ground Lease dated 12/1/1983 2. Assignment and Assumption of Ground Lease dated “June __, 2005”

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[2]	Facility Operating Leases	Eligible Tenant[3]	Termination Date	Ground Leases
87	603 Hadeco Drive, Lordsburg, NM	N.M. Lordsburg Three Plus One Limited Company	1. Sub-Lease Agreement dated 2/24/95
2. Assignment dated 3/1/95
3. First Amendment to Sub-Lease dated 12/23/96
4. Assignment and Assumption of Real Property Lease dated 12/31/97
5. Amendment to Lease dated 12/1/01
6. Consent to Assignment and Assumption of Lease dated 9/1/03
7. Assignment and Assumption of Lease dated 9/1/03
8. Payment Agreement dated 9/28/05
9. Consent to Assignment and Assumption of Lease dated 4/1/07
10. Assignment and Assumption of Lease dated 4/1/07
11. Agreement dated 4/1/07
12. Amendment to Lease dated 4/1/07
13. Second Amendment to Lease dated 12/29/2009
14. Unconditional Guaranty of Lease dated 4/1/07
			15. Unconditional Guaranty of Lease dated 4/1/07	Sunshine Haven Nursing Operations LLC, dba Sunshine Haven at Lordsburg	9/30/2021	N/A

88	2101 Bensing Rd, Hobbs, NM	Hobbs Associates, L.L.C.	1. Lease dated 6/2000
2. Personal Property Lease dated 6/2000
3. Assignment and Assumption of Lease dated 8/1/03
4. Amended and Restated Consent to Assignment and Assumption of Lease dated 8/1/03
5. Payment Agreement dated 9/28/05
6. Consent to Assignment and Assumption of Lease dated 4/1/07
7. Assignment and Assumption of Lease dated 4/1/07
8. Agreement dated 4/1/07
9. Amendment to Lease dated 4/1/07
10. Second Amendment to Lease dated 12/29/2009
11. Unconditional Guaranty of Lease dated 4/1/07
			12. Unconditional Guaranty of Lease dated 4/1/07	Country Cottage Nursing Operations, LLC, dba Country Cottage Care & Rehab	9/30/2021	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[2]	Facility Operating Leases	Eligible Tenant[3]	Termination Date	Ground Leases
89	3720 Church Rock Rd, Gallup, NM	Red Rocks, L.L.C.	1. Lease dated 7/31/92
2. Assignment and Assumption of Lease dated 12/17/97
3. Assignment and Assumption of Real Property Lease dated 12/31/97
4. Consent to Assignment and Assumption of Lease dated 9/1/03
5. Assignment and Assumption of Lease dated 9/1/03
6. Payment Agreement dated 9/28/05
7. Consent to Assignment and Assumption of Lease dated 4/1/07
8. Assignment and Assumption of Lease dated 4/1/07
9. Agreement dated 4/1/07
10. Amendment to Lease dated 4/1/07
11. Second Amendment to Lease dated 10/31/07
12. Third Amendment to Lease dated 12/29/2009
13. Unconditional Guaranty of Lease dated 9/1/03
14. Unconditional Guaranty of Lease dated 4/1/07
			15. Unconditional Guaranty of Lease dated 4/1/07	Red Rocks Nursing Operations, LLC, dba Red Rocks Care Center	9/30/2021	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[2]	Facility Operating Leases	Eligible Tenant[3]	Termination Date	Ground Leases
90	720 Hacienda St, Espanola, NM	N.M. Espanola Three Plus One Limited Company	1. Sub-Lease Agreement dated 2/24/95
2. First Amendment to Sub-Lease dated 12/23/96
3. Assignment and Assumption of Real Property Lease dated 12/31/97
4. Amendment to Lease dated 12/1/01
5. Consent to Assignment and Assumption of Lease dated 9/1/03
6. Assignment and Assumption of Lease dated 9/1/03
7. Payment Agreement dated 9/28/05
8. Consent to Assignment and Assumption of Lease dated 4/1/07
9. Assignment and Assumption of Lease dated 4/1/07
10. Agreement dated 4/1/07
11. Amendment to Lease dated 4/1/07
12. Second Amendment to Lease dated 10/25/07
13. Third Amendment to Lease dated 12/29/2009
14. Unconditional Guaranty of Lease dated 9/1/03
15. Unconditional Guaranty of Lease dated 4/1/07
			16. Unconditional Guaranty of Lease dated 4/1/07	Espanola Valley Nursing Operations, LLC, dba Espanola Valley Nursing & Rehab	9/30/2021	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[2]	Facility Operating Leases	Eligible Tenant[3]	Termination Date	Ground Leases
91	803 Hacienda Ln., Bloomfield, NM	N.M. Bloomfield Three Plus One Limited Company	1. Sub-Lease Agreement dated 2/24/95
2. First Amendment to Sub-Lease dated 12/23/96
3. Assignment and Assumption of Real Property Lease dated 12/31/97
4. Consent to Assignment and Assumption of Lease dated 9/1/03
5. Assignment and Assumption of Lease dated 9/1/03
6. Payment Agreement dated 9/28/05
7. Consent to Assignment and Assumption of Lease dated 4/1/07
8. Assignment and Assumption of Lease dated 4/1/07
9. Agreement dated 4/1/07
10. Amendment to Lease dated 4/1/07
11. Second Amendment to Lease dated 10/31/07
12. Third Amendment to Lease dated 12/29/2009
13. Unconditional Guaranty of Lease dated 4/1/07
			14. Unconditional Guaranty of Lease dated 4/1/07	Bloomfield Nursing Operations LLC, dba Bloomfield Nursing & Rehab	9/30/2021	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[2]	Facility Operating Leases	Eligible Tenant[3]	Termination Date	Ground Leases
92	1650 Galisteo St, Santa Fe, NM	Alamogordo Aviv, L.L.C.	1. Sublease dated January, 1991
2. Amendment to Sublease dated 1/1/91
3. Lease dated 1/1/91
4. First Amendment to Lease dated 7/1/91
5. Second Amendment to Sublease dated 7/1/91
6. Third Amendment to Sublease dated 7/1/91
7. Assignment dated 12/31/97
8. Consent to Assignment dated 9/1/03
9. Assignment and Assumption of Lease 9/1/03
10. Payment Agreement dated 9/28/05
11. Consent to Assignment and Assumption of Lease dated 4/1/07
12. Assignment and Assumption of Lease dated 4/1/07
13. Agreement dated 4/1/07
14. Amendment to Lease dated 4/1/07
15. Second Amendment to Lease dated 10/25/07
16. Third Amendment to Lease dated 5/8/09
17. Fourth Amendment to Lease dated 7/13/2009
18. Fifth Amendment to Lease dated 12/29/2009
19. Unconditional Guaranty of Lease dated 4/1/07
			20. Unconditional Guaranty of Lease dated 4/1/07	Casa Real Nursing Operations, LLC, dba Casa Real	9/30/2021	N/A

93	419 Harding St, Clayton, NM	Clayton Associates, L.L.C.	1. Lease dated 1/10/90
2. Lease Assignment and Transfer of Operations dated 12/30/93
3. Assignment and Assumption of Lease dated 9/1/03
4. Payment Agreement dated 9/28/05
5. Consent to Assignment and Assumption of Lease dated 4/1/07
6. Assignment and Assumption of Lease dated 4/1/07
7. Agreement dated 4/1/07
8. Amendment to Lease dated 4/1/07
9. Second Amendment to Lease dated 10/31/07
10. Third Amendment to Lease dated 12/29/2009
11. Unconditional Guaranty of Lease dated 4/1/07
			12. Unconditional Guaranty of Lease dated 4/1/07	Clayton Nursing Operations, LLC, dba Clayton Nursing & Rehab	9/30/2021	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[2]	Facility Operating Leases	Eligible Tenant[3]	Termination Date	Ground Leases
94	201 Koontz Lane, Carson City, NV	California Aviv Two, L.L.C.	1. Master Lease dated 4/21/2009
2. Side Letter to Master Lease dated 6/11/09
3. Letter Agreement to Master Lease dated 4/29/2010
4. First Amendment to Master Lease dated 4/29/2010
5. Amended and Restated Unconditional Guaranty of Lease dated 4/21/09
6. Second Amendment to Master Lease dated 9/29/2010
			7. Third Amendment to Master Lease dated 9/29/2010	AB12 Master Tenant, L.L.C.	8/31/2018	N/A

95	N/A	N/A	N/A	N/A	N/A	N/A

96	N/A	N/A	N/A	N/A	N/A	N/A

97	N/A	N/A	N/A	N/A	N/A	N/A

98	32900 Detroit Rd, Avon, OH	Avon Ohio, L.L.C.	1. Lease dated 2/23/07
2. First Amendment to Lease dated 11/7/07
3. Second Amendment to Lease dated 4/1/08
4. Third Amendment to Lease dated 5/12/08
5. Consent to Sublease Agreement dated 3/19/08
6. Commencement Date Memorandum (relates to Sublease) dated 6/17/08
7. Fourth Amendment to Lease dated 8/19/2008
8. Fifth Amendment to Lease dated 4/1/2010
			9. Unconditional Guaranty of Lease dated 2/23/07	Good Samaritan Health Group, Inc.	3/31/2017	N/A

99	N/A	N/A	N/A	N/A	N/A	N/A

100	N/A	N/A	N/A	N/A	N/A	N/A

101	120 Elzora St, Milton-Freewater, OR (104 Elzora Street per Assessor)	Freewater Oregon, L.L.C.	1. Lease dated 10/25/06 2. First Amendment to Lease dated 8/1/08 3. Second Amendment to Lease dated 4/30/09 4. Unconditional Guaranty of Lease dated 10/25/06	Evergreen Oregon Healthcare Orchards Rehabilitation, L.L.C.	10/31/2016	N/A

102	1010 NE Third, Milton-Freewater, OR	Freewater Oregon, L.L.C.	1. Lease dated 10/25/06 2. First Amendment to Lease dated 8/1/08 3. Second Amendment to Lease dated 4/30/09 4. Unconditional Guaranty of Lease dated 10/25/06	Evergreen Oregon Healthcare Orchards Retirement, L.L.C.	10/31/2016	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[2]	Facility Operating Leases	Eligible Tenant[3]	Termination Date	Ground Leases
103	91 Aries Lane, La Grande, OR	California Aviv, L.L.C.	1. Master Lease dated 7/22/08
2. First Amendment to Master Lease dated 4/21/09
3. Side Letter to Master Lease dated 6/11/09
4. Letter Agreement to Master Lease dated 4/29/2010
5. Second Amendment to Master Lease dated 4/29/2010
6. Unconditional Guaranty of Lease dated 7/22/08
			7. Third Amendment to Master Lease dated 9/29/2010	AB12 Master Tenant, L.L.C.	8/31/2018	N/A

104	103 Adams Ave, La Grande, OR	Washington-Oregon Associates, L.L.C.	1. Lease dated 2/11/98
2. First Amendment dated 12/17/03
3. Second Amendment to Lease dated 10/25/06
4. Third Amendment to Lease dated 11/15/07
5. Fourth Amendment to Lease dated 8/1/08
6. Fifth Amendment to Lease dated 4/30/09
7. Sixth Amendment to Lease dated 7/15/09
			8. Unconditional Guaranty of Lease dated 2/11/98	Evergreen Oregon Healthcare Valley View, LLC	2/28/2015	N/A

105	1023 W 25th St, The Dalles, OR	Washington-Oregon Associates, L.L.C.	1. Lease dated 2/11/98
2. First Amendment dated 12/17/03
3. Second Amendment to Lease dated 10/25/06
4. Third Amendment to Lease dated 11/15/07
5. Fourth Amendment to Lease dated 8/1/08
6. Fifth Amendment to Lease dated 4/30/09
			7. Unconditional Guaranty of Lease dated 2/11/98	Evergreen Oregon Healthcare Valley Vista, LLC	2/28/2015	N/A

106	43 Church Lane, Broomall, PA	BHG Aviv, L.L.C.	1. Master Lease dated 4/07/08 2. First Amendment to Master Lease dated 7/15/2009 3. Second Amendment to Master Lease dated 9/23/2009 5. Unconditional Guaranty dated 4/7/08	Broomall Healthcare Group, Inc.	4/11/2018	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[2]	Facility Operating Leases	Eligible Tenant[3]	Termination Date	Ground Leases
107	32 South Bethlehem Pike, Ambler, PA	BHG Aviv, L.L.C.	1. Master Lease dated 2/9/07
2. First Amendment to Master Lease dated 3/11/08
3. Second Amendment to Master Lease dated 4/7/08
4. Third Amendment to Master Lease dated 3/26/2010
5. Unconditional Guaranty of Master Lease dated 2/9/07	Ambler Senior Services, LLC d/b/a Brighten at Ambler	2/28/2022	Lessor
Elizabeth F. Reilly (50%), James McConnell and Judy McConnell (husband and wife) (25%), and Roberta Rae Andrew Trust (25%)

Termination Date
2/25/2064

Ground Lease
1. Lease dated 2/15/1965
2. Addendum and Assignment of Lease dated 10/4/1965
3. Amendment of Lease dated 10/19/1965
4. Assignment of Lease dated 1/1/2006
5. Assignment of Lease dated “___ day of February, 2007”

108	956 Railroad Avenue, Bryn Mawr, PA	BHG Aviv, L.L.C.	1. Master Lease dated 2/9/07
2. First Amendment to Master Lease dated 3/11/08
3. Second Amendment to Master Lease dated 4/7/08
4. Third Amendment to Master Lease dated 3/26/2010
			5. Unconditional Guaranty of Master Lease dated 2/9/07	Chateau Senior Services, LLC d/b/a Brighten at Bryn Mawr	2/28/2022	N/A

109	1401 Golf Park Drive, Lake Ariel, PA	BHG Aviv, L.L.C.	1. Master Lease dated 2/9/07
2. First Amendment to Master Lease dated 3/11/08
3. Second Amendment to Master Lease dated 4/7/08
4. Third Amendment to Master Lease dated 3/26/2010
			5. Unconditional Guaranty of Master Lease dated 2/9/07	Julia Ribaudo Senior Services, LLC d/b/a Brighten at Julia Ribaudo	2/28/2022	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[2]	Facility Operating Leases	Eligible Tenant[3]	Termination Date	Ground Leases
110	8020 Blanco Rd, San Antonio, TX	Karan Associates, L.L.C.	1. Lease dated 8/1/03
2. First Amendment to Lease dated 5/31/06
3. Second Amendment to Lease dated 7/15/09
4. Third Amendment to Lease dated 4/19/2010
5. Letter dated 4/21/2010 exercising 5-year extension option
6. Unconditional Guaranty of Lease dated 8/1/03
			7. Fourth Amendment to Lease dated 11/30/2010	Blanco Villa Nursing and Rehab., LP	5/31/2021	N/A

111	N/A	N/A	N/A	N/A	N/A	N/A

112	N/A	N/A	N/A	N/A	N/A	N/A

113	1301 South Terrell Street, Falfurrias, TX	Falfurrias Texas, L.L.C.	1. Lease dated 5/31/06
2. First Amendment to Lease dated 7/15/09
3. Letter dated 4/21/2010 exercising 5-year extension option
4. Unconditional Guaranty of Lease dated 5/31/06
			5. Second Amendment to Lease dated 11/30/2010	Falfurrias Nursing and Rehabilitation, L.P.	5/31/2021	N/A

114	101 Miller Dr, Brownwood, TX	Manor Associates, L.L.C.	1. Lease dated 8/1/03
2. First Amendment to Lease dated 5/31/06
3. Second Amendment to Lease dated 7/15/09
4. Letter dated 4/21/2010 exercising 5-year extension option
5. Unconditional Guaranty of Lease dated 8/1/03
			6. Third Amendment to Lease dated 11/30/2010	Brownwood Nursing and Rehabilitation, L.P.	5/31/2021	N/A

115	N/A	N/A	N/A	N/A	N/A	N/A

116	300 E Brown St, Wylie, TX	Karan Associates, L.L.C.	1. Lease dated 8/1/03
2. First Amendment to Lease dated 5/31/06
3. Second Amendment to Lease dated 7/15/09
4. Letter dated 4/21/2010 exercising 5-year extension option
5. Unconditional Guaranty of Lease dated 8/1/03
			6. Third Amendment to Lease dated 11/30/2010	Hillcrest Nursing and Rehabilitation, L.P.	5/31/2021	N/A

117	103 Sweetbriar Lane, Columbus, TX	Columbus Texas Aviv, L.L.C.	1. Lease dated 5/31/06 2. Letter dated 4/21/2010 exercising 5-year extension option 3. Unconditional Guaranty of Lease dated 5/31/06 4. First Amendment to Lease dated 11/30/2010	Columbus Nursing and Rehabilitation, LP	5/31/2021	N/A

118	N/A	N/A	N/A	N/A	N/A	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[2]	Facility Operating Leases	Eligible Tenant[3]	Termination Date	Ground Leases
119	321 N Shiloh Rd, Garland, TX	Karan Associates, L.L.C.	1. Lease dated 8/1/03
2. First Amendment to Lease dated 5/31/06
3. Second Amendment to Lease dated 7/15/09
4. Letter dated 4/21/2010 exercising 5-year extension option
5. Unconditional Guaranty of Lease dated 8/1/03
6. Third Amendment to Lease dated 11/08/2010
			7. Fourth Amendment to Lease dated 11/30/2010	Garland Nursing and Rehabilitation, L.P.	5/31/2021	N/A

120	619 N Britain Rd, Irving, TX	Manor Associates, L.L.C.	1. Lease dated 8/1/03
2. First Amendment to Lease dated 5/31/06
3. Letter dated 4/21/2010 exercising 5-year extension option
4. Unconditional Guaranty of Lease dated 8/1/03
			5. Second Amendment to Lease dated 11/30/2010	Irving Nursing and Rehabilitation, L.P.	5/31/2021	N/A

121	1241 Westridge Ave, Lancaster, TX	Karan Associates, L.L.C.	1. Lease dated 8/1/03
2. First Amendment to Lease dated 5/31/06
3. Letter dated 4/21/2010 exercising 5-year extension option
4. Unconditional Guaranty of Lease dated 8/1/03
			5. Second Amendment to Lease dated 11/30/2010	Westridge Nursing and Rehabilitation, L.P.	5/31/2021	N/A

122	110 W. Hwy 64, Cooper, TX	Commerce Nursing Homes, L.L.C.	1. Lease dated 8/1/03
2. First Amendment to Lease dated 5/31/06
3. Second Amendment to Lease dated 7/15/09
4. Letter dated 4/21/2010 exercising 5-year extension option
5. Unconditional Guaranty of Lease dated 8/1/03
			6. Third Amendment to Lease dated 11/30/2010	Birchwood Nursing and Rehabilitation, L.P.	5/31/2021	N/A

123	N/A	N/A	N/A	N/A	N/A	N/A

124	N/A	N/A	N/A	N/A	N/A	N/A

125	709 West Fifth Street, Bonham, TX	Bonham Texas, L.L.C.	1. Lease dated 5/31/06
2. First Amendment to Lease dated 7/15/09
3. Letter dated 4/21/2010 exercising 5-year extension option
4. Unconditional Guaranty of Lease dated 5/31/06
			5. Second Amendment to Lease dated 11/30/2010	Bonham Nursing and Rehabilitation, L.P.	5/31/2021	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[2]	Facility Operating Leases	Eligible Tenant[3]	Termination Date	Ground Leases
126	901 Seven Oaks Rd, Bonham, TX	Savoy/Bonham Venture, L.L.C.	1. Lease dated 8/1/03
2. First Amendment to Lease dated 5/31/06
3. Second Amendment to Lease dated 7/15/09
4. Letter dated 4/21/2010 exercising 5-year extension option
5. Unconditional Guaranty of Lease dated 8/1/03
			6. Third Amendment to Lease dated 11/30/2010	Seven Oaks Nursing and Rehabilitation, L.P.	5/31/2021	N/A

127	424 US Hwy 67 West, Mount Vernon, TX	Mt. Vernon Texas, L.L.C.	1. Lease dated 5/31/06
2. First Amendment to Lease dated 7/15/09
3. Letter dated 4/21/2010 exercising 5-year extension option
4. Unconditional Guaranty of Lease dated 5/31/06
			5. Second Amendment to Lease dated 11/30/2010	Terry Haven Nursing and Rehabilitation, L.P.	5/31/2021	N/A

128	N/A	N/A	N/A	N/A	N/A	N/A

129	601 E Hwy 69, Denison, TX	Denison Texas, L.L.C.	1. Lease dated 5/31/06
2. First Amendment to Lease dated 7/15/09
3. Letter dated 4/21/2010 exercising 5-year extension option
4. Unconditional Guaranty of Lease dated 5/31/06
			5. Second Amendment to Lease dated 11/30/2010	Denison Nursing and Rehabilitation, L.P.	5/31/2021	N/A

130	1315 East State Hwy 22, Hamilton, TX	Karan Associates, L.L.C.	1. Lease dated 7/17/07 2. First Amendment to Lease dated 8/24/07 3. Second Amendment to Lease dated 12/29/2009 4. Unconditional Guaranty of Lease dated 7/17/07	Hamilton Ridge Operations, LLC	9/30/2021	N/A

131	4225 Denmark, Houston, TX	Houston Texas Aviv, L.L.C.	1. Lease dated 5/31/06 2. Letter dated 4/21/2010 exercising 5-year extension option 3. Unconditional Guaranty of Lease dated 5/31/06 4. First Amendment to Lease dated 11/30/2010	Houston Nursing and Rehabilitation, L.P.	5/31/2021	N/A

132	N/A	N/A	N/A	N/A	N/A	N/A

133	N/A	N/A	N/A	N/A	N/A	N/A

134	300 W Crockett, Wolfe City, TX	Commerce Nursing Homes, L.L.C.	1. Lease dated 8/1/03
2. First Amendment to Lease dated 5/31/06
3. Second Amendment to Lease dated 7/15/09
4. Letter dated 4/21/2010 exercising 5-year extension option
5. Unconditional Guaranty of Lease dated 8/1/03
			6. Third Amendment to Lease dated 11/30/2010	Smith Nursing and Rehabilitation, L.P.	5/31/2021	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[2]	Facility Operating Leases	Eligible Tenant[3]	Termination Date	Ground Leases
135	N/A	N/A	N/A	N/A	N/A	N/A

136	310 E Lawrence St, Dayton, TX	Aviv Liberty, L.L.C.	1. Lease dated 8/1/03
2. First Amendment to Lease dated 5/31/06
3. Second Amendment to Lease dated 7/15/09
4. Letter dated 4/21/2010 exercising 5-year extension option
5. Unconditional Guaranty of Lease dated 8/1/03
			6. Third Amendment to Lease dated 11/30/2010	Heritage Villa Nursing and Rehabilitation, L.P.	5/31/2021	N/A

137	N/A	N/A	N/A	N/A	N/A	N/A

138	3000 N Danville Rd, Willis, TX	Willis Texas Aviv, L.L.C.	1. Lease dated 5/31/06
2. First Amendment to Lease dated 7/15/09
3. Letter dated 4/21/2010 exercising 5-year extension option
4. Unconditional Guaranty of Lease dated 5/31/06
			5. Second Amendment to Lease dated 11/30/2010	Willis Nursing and Rehabilitation, L.P.	5/31/2021	N/A

139	N/A	N/A	N/A	N/A	N/A	N/A

140	N/A	N/A	N/A	N/A	N/A	N/A

141	1402 E Broad St, Mansfield, TX	Karan Associates, L.L.C.	1. Lease dated 8/1/03
2. First Amendment to Lease dated 5/31/06
3. Letter dated 4/21/2010 exercising 5-year extension option
4. Unconditional Guaranty of Lease dated 8/1/03
			5. Second Amendment to Lease dated 11/30/2010	Mansfield Nursing and Rehabilitation, L.P.	5/31/2021	N/A

142	N/A	N/A	N/A	N/A	N/A	N/A

143	701 Saint Louis Ave, Fort Worth, TX	Aviv Liberty, L.L.C.	1. Lease dated 8/1/03
2. First Amendment to Lease dated 5/31/06
3. Second Amendment to Lease dated 7/15/09
4. Letter dated 4/21/2010 exercising 5-year extension option
5. Unconditional Guaranty of Lease dated 8/1/03
			6. Third Amendment to Lease dated 11/30/2010	Wellington Oaks Nursing and Rehabilitation, L.P.	5/31/2021	N/A

144	110 E Live Oak St, Austin, TX	Karan Associates, L.L.C.	1. Lease dated 7/17/07 2. First Amendment to Lease dated 10/30/07 3. Second Amendment to Lease dated 10/31/07 4. Third Amendment to Lease dated 12/29/2009 5. Unconditional Guaranty of Lease dated 7/17/07	Austin Rehab Operations LLC	9/30/2021	N/A

145	N/A	N/A	N/A	N/A	N/A	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[2]	Facility Operating Leases	Eligible Tenant[3]	Termination Date	Ground Leases
146	1000 S Kiowa St, Wheeler, TX	Wheeler Healthcare Associates, L.L.C.	1. Lease dated 8/1/03
2. First Amendment to Lease dated 5/31/06
3. Second Amendment to Lease dated 7/15/09
4. Letter dated 4/21/2010 exercising 5-year extension option
5. Unconditional Guaranty of Lease dated 8/1/03
			6. Third Amendment to Lease dated 11/30/2010	Wheeler Nursing and Rehabilitation, L.P.	5/31/2021	N/A

147	N/A	N/A	N/A	N/A	N/A	N/A

148	N/A	N/A	N/A	N/A	N/A	N/A

149	N/A	N/A	N/A	N/A	N/A	N/A

150	N/A	N/A	N/A	N/A	N/A	N/A

151	N/A	N/A	N/A	N/A	N/A	N/A

152	3517 11th Street, Bremerton, WA	California Aviv, L.L.C.	1. Master Lease dated 7/22/08
2. First Amendment to Master Lease dated 4/21/09
3. Side Letter to Master Lease dated 6/11/09
4. Letter Agreement to Master Lease dated 4/29/2010
5. Second Amendment to Master Lease dated 4/29/2010
6. Unconditional Guaranty of Lease dated 7/22/08
			7. Third Amendment to Master Lease dated 9/29/2010	AB12 Master Tenant, L.L.C.	8/31/2018	N/A

153	N/A	N/A	N/A	N/A	N/A	N/A

154	N/A	N/A	N/A	N/A	N/A	N/A

155	155 Alder Street, Cathlamet, WA	Columbia View Associates, L.L.C.	1. Lease dated 8/8/02
2. First Amendment dated 9/25/02
3. Second Amendment dated 6/30/02
4. Second Amendment dated 10/31/05
5. Third Amendment dated 1/1/06
6. Fourth Amendment to Lease dated 9/25/09
			7. Unconditional Guaranty of Lease dated 8/1/02	Eagle Healthcare, Inc.	12/31/2020	N/A

156	N/A	N/A	N/A	N/A	N/A	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[2]	Facility Operating Leases	Eligible Tenant[3]	Termination Date	Ground Leases
157	1150 W Fairview Rd., Colfax, WA (Fairview a/k/a Almota)	Washington-Oregon Associates, L.L.C.	1. Lease dated 2/11/98
2. Assignment dated 2/11/98
3. First Amendment dated 12/17/03
4. Second Amendment to Lease dated 10/25/06
5. Third Amendment to Lease dated 11/15/07
6. Fourth Amendment to Lease dated 8/1/08
7. Fifth Amendment to Lease dated 4/30/09
8. Sixth Amendment to Lease dated 7/15/09
9. Unconditional Guaranty of Lease dated 2/11/98
10. Unconditional Guaranty of Lease dated 2/11/98
			11. Seventh Amendment to Lease dated 10/29/2010	Evergreen Washington Healthcare Whitman, LLC	2/28/2015	N/A

158	N/A	N/A	N/A	N/A	N/A	N/A

159	N/A	N/A	N/A	N/A	N/A	N/A

160	825 Western Ave, Columbus, WI	Columbus Western Avenue, L.L.C.	1. Sublease dated 8/7/03
2. Letter Agreement dated 8/7/03
3. Assignment and Assumption of Sublease and Guaranty dated 12/22/04
4. First Amendment to Sublease dated 9/27/06
			5. Unconditional Guaranty of SubLease dated 8/7/03	Heyde Health Systems Columbus, LLC	7/31/2011	N/A

161	N/A	N/A	N/A	N/A	N/A	N/A

162	1110 Second St, Pepin, WI	Chippewa Valley, L.L.C.	1. Lease dated 10/30/01
2. First Amendment to Lease dated 1/31/02
3. Second Amendment to Lease dated 2/27/02
4. Third Amendment to Lease dated 3/21/02
5. Fourth Amendment to Lease dated 4/26/02
6. Assignment and Assumption of Lease dated 6/1/02
7. Fifth Amendment to Lease dated 1/1/03
8. Sixth Amendment to Lease dated 4/14/06
			9. Unconditional Guaranty of Lease dated 10/30/01	Heyde Health Systems-Pepin, LLC	12/31/2012	N/A

163	N/A	N/A	N/A	N/A	N/A	N/A

164	N/A	N/A	N/A	N/A	N/A	N/A

165	N/A	N/A	N/A	N/A	N/A	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[2]	Facility Operating Leases	Eligible Tenant[3]	Termination Date	Ground Leases
166	170 Oak Grove Ave., Fall River, MA	Massachusetts Nursing Homes, L.L.C.	1. Lease dated 12/6/93
2. First Amendment dated 12/6/93
3. Agreement with Respect to and Second Amendment to Lease dated 9/1/95
4. Third Amendment to Lease 9/1/95
5. Fourth Amendment to Lease dated 2/15/96
6. Fifth Amendment to Lease dated 6/20/00
7. Sixth Amendment to Lease dated 6/30/02
8. Seventh Amendment to Lease dated 9/30/03
9. Eighth Amendment to Lease dated 1/1/06
10. Ninth Amendment to Lease dated 10/1/07
11. Tenth Amendment to Lease dated 8/12/2009
12. Eleventh Amendment to Lease dated 10/08/2009
13. Guaranty of Lease dated 12/6/93
14. Twelfth Amendment to Lease Agreement dated 10/29/2010
			15. Unconditional Guaranty of Lease dated 10/29/2010	SunBridge Healthcare Corporation	12/31/2020	N/A

167	205 Elm St, Quincy, MA	Massachusetts Nursing Homes, L.L.C.	1. Lease dated 12/6/93
2. First Amendment dated 12/6/93
3. Agreement with Respect to and Second Amendment to Lease dated 9/1/95
4. Third Amendment to Lease 9/1/95
5. Fourth Amendment to Lease dated 2/15/96
6. Fifth Amendment to Lease dated 6/20/00
7. Sixth Amendment to Lease dated 6/30/02
8. Seventh Amendment to Lease dated 9/30/03
9. Eighth Amendment to Lease dated 1/1/06
10. Ninth Amendment to Lease dated 10/1/07
11. Tenth Amendment to Lease dated 8/12/2009
12. Eleventh Amendment to Lease dated 10/08/2009
13. Guaranty of Lease dated 12/6/93
14. Twelfth Amendment to Lease Agreement dated 10/29/2010
			15. Unconditional Guaranty of Lease dated 10/29/2010	SunBridge Healthcare Corporation	12/31/2020	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[2]	Facility Operating Leases	Eligible Tenant[3]	Termination Date	Ground Leases
168	55 Lowell St, Lawrence, MA	Massachusetts Nursing Homes, L.L.C.	1. Lease dated 12/6/93
2. First Amendment dated 12/6/93
3. Agreement with Respect to and Second Amendment to Lease dated 9/1/95
4. Third Amendment to Lease 9/1/95
5. Fourth Amendment to Lease dated 2/15/96
6. Fifth Amendment to Lease dated 6/20/00
7. Sixth Amendment to Lease dated 6/30/02
8. Seventh Amendment to Lease dated 9/30/03
9. Eighth Amendment to Lease dated 1/1/06
10. Ninth Amendment to Lease dated 10/1/07
11. Tenth Amendment to Lease dated 8/12/2009
12. Eleventh Amendment to Lease dated 10/08/2009
13. Guaranty of Lease dated 12/6/93
14. Twelfth Amendment to Lease Agreement dated 10/29/2010
			15. Unconditional Guaranty of Lease dated 10/29/2010	SunBridge Healthcare Corporation	12/31/2020	N/A

169	835 Main St, Worcester, MA	Massachusetts Nursing Homes, L.L.C.	1. Lease dated 12/6/93
2. First Amendment dated 12/6/93
3. Agreement with Respect to and Second Amendment to Lease dated 9/1/95
4. Third Amendment to Lease 9/1/95
5. Fourth Amendment to Lease dated 2/15/96
6. Fifth Amendment to Lease dated 6/20/00
7. Sixth Amendment to Lease dated 6/30/02
8. Seventh Amendment to Lease dated 9/30/03
9. Eighth Amendment to Lease dated 1/1/06
10. Ninth Amendment to Lease dated 10/1/07
11. Tenth Amendment to Lease dated 8/12/2009
12. Eleventh Amendment to Lease dated 10/08/2009
13. Guaranty of Lease dated 12/6/93
14. Twelfth Amendment to Lease Agreement dated 10/29/2010
			15. Unconditional Guaranty of Lease dated 10/29/2010	SunBridge Healthcare Corporation	12/31/2020	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[2]	Facility Operating Leases	Eligible Tenant[3]	Termination Date	Ground Leases
170	2406 Atherholt Road, Lynchburg, VA	Yuba Aviv, L.L.C.	1. Lease dated 4/29/2010
2. Unconditional Guaranty of Lease dated 4/29/2010
3. First Amendment to Lease dated 8/16/2010
4. Assignment and Assumption Agreement (Purchase and Lease Documents) dated 9/15/2010
5. Lease and Loan Document Modification Agreement dated 9/21/2010
			6. Second Amendment to Lease dated 12/17/2010	HP/Carrington, Inc.	09/30/2020	N/A

171	N/A	N/A	N/A	N/A	N/A	N/A

172	N/A	N/A	N/A	N/A	N/A	N/A

173	N/A	N/A	N/A	N/A	N/A	N/A

174	N/A	N/A	N/A	N/A	N/A	N/A

175	245 Indian River Road, Orange, CT 06477	Orange ALF Property, L.L.C.	1. Lease dated 12/21/2010 2. Unconditional Guaranty of Lease dated 12/21/2010	Maplewood at Orange, LLC	12/31/2020	N/A

176	N/A	N/A	N/A	N/A	N/A	N/A

177	1560 K 96 Highway, Great Bend, KS 67530	Great Bend Property, L.L.C.	1. Lease dated 12/17/2010 2. Unconditional Guaranty of Lease dated 12/17/2010	HP/Great Bend, Inc.	12/31/2020	N/A

178	605 East Melvin Street, Arma, KS 66712	Arma Yates, L.L.C.	1. Master Lease dated 11/19/2010 2. Unconditional Guaranty of Lease dated 11/19/2010	Arma Care Center, LLC	12/31/2020	N/A

179	801 South Fry Street, Yates Center, KS 66783	Arma Yates, L.L.C.	1. Master Lease dated 11/19/2010 2. Unconditional Guaranty of Lease dated 11/19/2010	Yates Center Nursing and Rehabilitation, LLC	12/31/2020	N/A

SCHEDULE 5.12
PART III – MATERIAL SUB-LEASES

Site	Real Property Asset				Sublease	Subtenant’s Rental
No.	Address	Borrower/Owner	Sublease	Subtenant	Termination Date	Payment Status
71	410 W. Benton, Monett, MO	Missouri Regency Associates, L.L.C.	1. Consent to Sublease, Attornment and Unconditional Guaranty of Master Lease dated 8/9/2010 2. Sublease dated 7/1/2010	Benchmark Healthcare of Monett, L.L.C., a Missouri limited liability company	6/30/2020	Unknown

72	307 E South St, Harrisonville, MO	Missouri Regency Associates, L.L.C.	1. Consent to Sublease, Attornment and Unconditional Guaranty of Master Lease dated 8/9/2010 2. Sublease dated 7/1/2010	Harrisonville Healthcare, L.L.C., a Missouri limited liability company	6/30/2020	Unknown

73	2203 East Mechanic, Harrisonville, MO	Missouri Regency Associates, L.L.C.	1. Consent to Sublease, Attornment and Unconditional Guaranty of Master Lease dated 8/9/2010 2. Sublease dated 7/1/2010	Benchmark Healthcare of Harrisonville, L.L.C., a Missouri limited liability company	6/30/2020	Unknown

74	6124 Raytown Rd, Raytown, MO	Missouri Regency Associates, L.L.C.	1. Consent to Sublease, Attornment and Unconditional Guaranty of Master Lease dated 8/9/2010 2. Sublease dated 7/1/2010	Benchmark Healthcare of Raytown, L.L.C., a Missouri limited liability company	6/30/2020	Unknown

75	1501 Southwest Third St, Lee’s Summit, MO	Missouri Regency Associates, L.L.C.	1. Consent to Sublease, Attornment and Unconditional Guaranty of Master Lease dated 8/9/2010 2. Sublease dated 7/1/2010	Benchmark Healthcare of Lee’s Summit, L.L.C., a Missouri limited liability company	6/30/2020	Unknown

98	32900 Detroit Rd, Avon, OH	Avon Ohio, L.L.C.	1. Consent to Sublease Agreement dated 3/19/08 2. Sublease dated 3/19/08 3. Commencement Date Memorandum dated 6/17/08	Community Health Partners Regional Medical Center, an Ohio non-profit corporation	April 1, 2013, with one (1) five-year renewal option	Unknown

SCHEDULE 5.13
MATERIAL CONTRACTS; CONTRACTS
None.

SCHEDULE 5.23
PATRIOT ACT INFORMATION

Credit Party’s Legal	State of	Chief Executive	Principle Place of	Licensed to do
Name	Formation	Office	Business	Business in	Tax ID	Organizational ID
Aviv Financing I, L.L.C.	DE	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	IL/MA	11-3747125	3926720

Alamogordo Aviv, L.L.C.	NM	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	State of formation only	27-0123540	2581791

Arma Yates, L.L.C.	DE	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	KS	27-3971035	4897319

Aviv Liberty, L.L.C.	DE	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	TX	36-4572034	3943940

Avon Ohio, L.L.C.	DE	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	OH	36-4601433	4290056

Benton Harbor, L.L.C.	IL	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	MI	36-4204807	153133

BHG Aviv, L.L.C.	DE	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	MA/PA	36-4601432	4290060

Bonham Texas, L.L.C.	DE	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	TX	30-0358809	4144006

California Aviv Two, L.L.C.	DE	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	CA/NV	26-4117080	4648458

California Aviv, L.L.C.	DE	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	CA/WA/OR	38-3786697	4559434

Chenal Arkansas, L.L.C.	DE	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	AR	04-3835270	4072263

Chippewa Valley, L.L.C.	IL	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	MI/WI	36-4065826	59226

Clayton Associates, L.L.C.	NM	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	State of formation only	36-4572014	2566586

Columbia View Associates, L.L.C.	DE	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	WA	36-4204809	3943978

Columbus Texas Aviv, L.L.C.	DE	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	TX	38-3735473	4144014

Columbus Western Avenue, L.L.C.	DE	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	WI	71-0960205	3759584

Commerce Nursing Homes, L.L.C.	IL	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	TX	36-4122632	98299

Denison Texas, L.L.C.	DE	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	TX	32-0173170	4144007

Credit Party’s Legal	State of	Chief Executive	Principle Place of	Licensed to do
Name	Formation	Office	Business	Business in	Tax ID	Organizational ID
Falfurrias Texas, L.L.C.	DE	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	TX	61-1501714	4144005

Florence Heights Associates, L.L.C.	DE	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	NE	11-3747131	3943981

Freewater Oregon, L.L.C.	DE	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	OR	36-2280966	4230116

Fullerton California, L.L.C.	DE	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	CA	36-4480527	3456727

Great Bend Property, L.L.C.	DE	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	KS	27-3971138	4897313

Heritage Monterey Associates, L.L.C.	IL	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	CA	36-4056688	43958

Highland Leasehold, L.L.C.	DE	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	IL	20-2873499	3963799

Hobbs Associates, L.L.C.	IL	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	NM	36-4177337	131466

Hot Springs Aviv, L.L.C.	DE	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	AR	30-0470700	4517015

Houston Texas Aviv, L.L.C.	DE	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	TX	36-4587739	4144011

Hutchinson Kansas, L.L.C.	DE	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	KS	51-0559326	4060902

Karan Associates, L.L.C.	DE	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	TX	11-3747208	3943986

Little Rock Aviv, L.L.C.	DE	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	AR	32-0267203	4624647

Manor Associates, L.L.C.	DE	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	TX	36-4572020	3945540

Massachusetts Nursing Homes, L.L.C.	DE	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	MA	20-2873416	3963794

Missouri Regency Associates, L.L.C.	DE	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	MO	36-4572031	3943944

Mt. Vernon Texas, L.L.C.	DE	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	TX	35-2270167	4144012

N.M. Bloomfield Three Plus One Limited Company	NM	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	State of formation only	74-2748292	1712306

N.M. Espanola Three Plus One Limited Company	NM	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	State of formation only	74-2748289	1712314

Credit Party’s Legal	State of	Chief Executive	Principle Place of	Licensed to do
Name	Formation	Office	Business	Business in	Tax ID	Organizational ID
N.M. Lordsburg Three Plus One Limited Company	NM	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	State of formation only	74-2748286	1712322

N.M. Silver City Three Plus One Limited Company	NM	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	State of formation only	74-2748283	1712330

Omaha Associates, L.L.C.	DE	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	NE	36-4572019	3943951

Orange ALF Property, L.L.C.	DE	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	CT	27-4083471	4901860

Peabody Associates, L.L.C.	DE	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	KS	36-4572029	3943959

Raton Property Limited Company	NM	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	State of formation only	36-4111094	1825066

Red Rocks, L.L.C.	IL	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	NM	36-4192351	0014930-6

Riverside Nursing Home Associates, L.L.C.	DE	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	CA	36-4340184	3143588

Santa Ana-Bartlett, L.L.C.	IL	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	CA	36-4212739	167649

Savoy/Bonham Venture, L.L.C.	DE	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	TX	36-4572026	3943973

Skyview Associates, L.L.C.	DE	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	ID	36-4572023	3943997

Tujunga, L.L.C.	DE	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	CA	36-4389732	3278294

VRB Aviv, L.L.C.	DE	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	CA	76-0802032	4058022

Washington-Oregon Associates, L.L.C.	IL	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	WA/OR	36-4192347	0013883-5

Wheeler Healthcare Associates, L.L.C.	TX	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	State of formation only	74-2752353	7012511-22

Willis Texas Aviv, L.L.C.	DE	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	TX	37-1522942	4144009

Yuba Aviv, L.L.C.	DE	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	California	11-3750228	3965009

SCHEDULE 9.12
ALLOCATED LOAN VALUE

Site	Loan Allocation
2	5,600,957.78
8	4,060,694.36
20	3,173,876.05
21	6,954,522.53
22	4,994,187.32
23	2,053,684.51
24	2,567,105.63
25	8,028,039.43
30	1,446,914.08
31	4,480,766.19
32	3,453,923.94
33	2,613,780.28
35	10,595,145.06
36	5,460,933.80
37	3,173,876.05
43	4,200,718.31
48	2,987,177.46
53	560,095.77
54	2,800,478.87
55	1,073,516.90
56	3,360,574.65
57	513,421.13
58	266,045.49
59	886,818.31
60	840,143.66
61	560,095.77
62	4,527,440.84
63	1,260,215.49
64	840,143.66
65	840,143.66
66	2,473,756.34
67	3,640,622.53
71	2,520,430.98
72	1,446,914.08
73	1,306,890.14
74	2,753,804.22
75	2,380,407.04
83	513,421.13
84	6,954,522.53
85	2,287,057.74
86	3,313,900.00
87	653,445.07
88	840,143.66
89	1,820,311.27
90	4,014,019.72
91	2,800,478.87
92	4,387,416.90
93	1,353,564.79
94	5,974,354.93
98	3,080,526.76
101	1,913,660.56
102	1,493,588.73
103	3,640,622.53
104	2,333,732.39
105	513,421.13
106	1,960,335.21
107	2,287,057.74
108	6,347,752.11
109	3,313,900.00
110	2,333,732.39
113	980,167.60
114	2,053,684.51
116	793,469.01
117	242,708.17
119	2,147,033.80
120	1,960,335.21
121	3,500,598.59
122	3,640,622.53
125	1,213,540.84
126	1,073,516.90
127	102,684.23
129	2,707,129.58
130	2,847,153.52
131	933,492.96
134	1,166,866.20
136	1,446,914.08
138	2,100,359.15
141	3,873,995.77
143	3,547,273.24
144	1,726,961.97
146	1,633,612.67
152	560,095.77
155	606,770.42
157	3,360,574.65
160	1,166,866.20
162	1,306,890.14
170	2,943,663.35
175	8,089,899.40
177	3,258,028.72
178	1,925,641.12
179	1,983,993.34

Total	239,723,772.11